UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 ___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
 ___________________________________
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
WORKIVA INC.
_____________________________________________________________
(Name of Registrant as Specified In Its Charter)
_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Powering Transparent Reporting for a Better World

workiva®

Proxy Statement 2024

2900 University Blvd.
Ames, IA 50010
Telephone:  (888) 275-3125
April 17, 2024
Dear Fellow Stockholders:
Workiva delivered strong financial results in 2023 for our stockholders, beating full year guidance on revenue and operating margin. We delivered 20% subscription growth, improved operating margins, and achieved record cash flow.
Our performance was a direct result of our global team of talented and dedicated employees who continue to execute on our strategy, take care of our customers and each other, and live by our company values.
Workiva set out to transform the world of financial reporting and disclosure. Today, we strive to fulfill our expanded mission to power transparent reporting for a better world. We are a company of over 2,500 diverse and talented professionals dedicated to amazing our customers and making a positive impact every day. Our company values and leadership principles inspire everything we do—from how we build our software and secure our customers to how we treat our employees, foster a culture of innovation, and positively impact our world.
As the regulatory environment continues to grow in scope and complexity, so does the need for transparency and disclosure of financial and sustainability data. We deliver a unified platform offering financial and non-financial investor-
grade business reporting that is a unique and key differentiator that separates us from the competition. We shine where data consistency, data integrity, and data accuracy are critical and narrative is required. We remain bullish on our future opportunities as we continue to address the large global reporting market that we see before us.
Accordingly, on behalf of the Board of Directors and our leadership team, I’d like to invite you to attend the 2024
Workiva Inc. Annual Meeting of Stockholders. The meeting will be held virtually via live webcast on Thursday, May 30,
2024, at 9:00 a.m. (Central Time).
All Workiva stockholders of record at the close of business on April 1, 2024, are welcome to attend the Annual Meeting, but it is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to vote by telephone, by mail or over the Internet as soon as possible.
Thank you for your trust in and ongoing support of Workiva.

Julie Iskow President & Chief Executive Officer
WORKIVA INC.
Notice of Annual Meeting
of Stockholders
2900 University Blvd.Thursday, May 30, 2024
Ames, IA 500109:00 a.m. Central Time
The principal business of the Annual Meeting will be to:
1.Elect two Class I directors for a three-year term;
2.Approve, on an advisory basis, the compensation of our named executive officers;
3.Approve the Amendment and Restatement of the Workiva Inc. 2014 Equity Incentive Plan to increase the number of shares that may be issued under the Plan;
4.Ratify the appointment of Ernst & Young LLP ("EY") as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
5.Transact any other business as may properly come before the meeting or any adjournment or postponement thereof.
You can vote at the Annual Meeting online or by proxy if you were a stockholder of record at the close of business on April 1, 2024, by visiting www.meetnow.global/M7SSHK9 and entering the 15-digit control number on the Proxy Card, Email or Notice of Availability of Proxy Materials you previously received. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.
We are electronically disseminating Annual Meeting materials to our stockholders, as permitted under the "Notice and Access" rules approved by the Securities and Exchange Commission. Stockholders who have not opted out of Notice and Access will receive a
Notice of Internet Availability of Proxy Materials containing instructions on how to access Annual Meeting materials via the Internet.
The Notice also provides instructions on how to obtain paper copies if preferred.

By Order of the Board of Directors

Brandon E. Ziegler Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary
April 17, 2024
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on May 30, 2024:
The Notice of Annual Meeting, Proxy Statement and our 2023 Annual Report to Stockholders
are available electronically at www.envisionreports.com/wk
TABLE OF CONTENTS

Questions and Answers ....................................................................................................................	1
Proposal No. 1 - Election of Directors ...........................................................................................	6
Corporate Governance ......................................................................................................................	13
Director Compensation .....................................................................................................................	19
Ownership of Common Stock .........................................................................................................	20
Executive Officers ...............................................................................................................................	22
Executive Compensation ..................................................................................................................	23
Compensation Discussion and Analysis .....................................................................................	23
Compensation Tables ........................................................................................................................	35
Potential Payments upon Termination or Change in Control .................................................	40
CEO Pay Ratio .....................................................................................................................................	44
Pay Versus Performance ..................................................................................................................	45
Equity Compensation Plan Information ........................................................................................	47
Certain Relationships and Related-Party and Other Transactions .......................................	47
Proposal No. 2 - Advisory Vote to Approve Named Executive Officer Compensation ........................................................................................................................	48
Proposal No. 3 - Approval of Amendment and Restatement of Equity Plan ......................	49
Audit Committee Report ...................................................................................................................	54
Proposal No. 4 - Ratification of Appointment of Independent Registered Public Accounting Firm ...............................................................................................	55
Availability of Annual Report on Form 10-K ................................................................................	55
Other Business ....................................................................................................................................	55
Appendix A - Workiva Inc. 2014 Equity Incentive Plan (As Amended and Restated) ......	57
QUESTIONS AND ANSWERS
Why am I receiving these materials?
The Board of Directors of Workiva Inc. ("Workiva" or the "Company") is making these proxy materials available to you on the Internet or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at our 2024 Annual Meeting of Stockholders (the "Annual Meeting"), or at any adjournment or postponement of the Annual
Meeting. The Annual Meeting will be held virtually via a live webcast on Thursday, May 30, 2024, at 9:00 a.m. (Central Time) at
www.meetnow.global/M7SSHK9.
What is included in these materials?
These materials include this Proxy Statement for the Annual Meeting and our Annual Report to Stockholders, which includes our
Annual Report on Form 10-K for the year ended December 31, 2023. We are first making these materials available to you on the
Internet on or about April 17, 2024.
What is the purpose of the Annual Meeting?
For stockholders to vote on the following proposals:
1.To elect Robert H. Herz and David S. Mulcahy as Class I directors for three-year terms;
2.To approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement;
3.To approve the Amendment and Restatement of the Workiva Inc. 2014 Equity Incentive Plan to increase the number of shares that may be issued under the Plan;
4.To ratify the appointment of EY as our independent registered public accounting firm for the fiscal year ending December
31, 2024; and
5.To transact any other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.
How does the Board of Directors recommend I vote on these proposals?
The Board recommends that you vote:
•"FOR" the election of Robert H. Herz and David S. Mulcahy as Class I directors;
•"FOR" the approval, on an advisory basis, of the compensation of our named executive officers, as described in this proxy statement;
•"FOR" the approval of the Amendment and Restatement of the Workiva Inc. 2014 Equity Incentive Plan to increase the number of shares that may be issued under the Plan; and
•"FOR" the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
Who is entitled to vote at the Annual Meeting?
Holders of our common stock as of the close of business on April 1, 2024, the record date, may vote at the Annual Meeting. As of the record date, there were 50,939,332 shares of our Class A common stock and 3,845,583 shares of our Class B common stock outstanding. Each share of Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes. Holders of our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and we sent the Notice of Internet Availability of Proxy Materials directly to you. As a stockholder of record, you may vote your shares at the Annual Meeting or by proxy as described below.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The Notice and, upon your request, the proxy materials, were forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting.
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WORKIVA INC.        2024 PROXY STATEMENT1
How is the Annual Meeting being held?
Workiva Inc.'s 2024 Annual Meeting of Stockholders will be held virtually via live webcast on Thursday, May 30, 2024, at 9:00 a.m.,
Central Time. Online access to the meeting will begin at 9:00 a.m., Central Time. Stockholders will not be able to attend the annual meeting in person.
How do I attend the Annual Meeting?
If you were a stockholder of record as of April 1, 2024 (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Computershare), you can attend the meeting by accessing www.meetnow.global/M7SSHK9 and entering the 15-
digit control number on the Proxy Card, Email or Notice of Availability of Proxy Materials you previously received.
If you were a beneficial owner of record as of April 1, 2024 (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Computershare, at legalproxy@computershare.com and should be labeled “Workiva Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached or an image of your legal proxy attached to your email). Requests for registration must be received by Computershare no later than 5:00 p.m. Eastern Time on
Friday, May 24, 2024. You will then receive a confirmation of your registration, with a control number, by email from Computershare.
At the time of the meeting, go to www.meetnow.global/M7SSHK9 and enter your control number.
If you would like to enter the meeting as a guest in listen-only mode, click on the “Guest” tab after entering the meeting center at
www.meetnow.global/M7SSHK9 and enter the information requested on the following screen. Please note you will not have the ability to ask questions or vote during the meeting if you participate as a guest.
What if I encounter technical difficulties or trouble accessing the Annual Meeting?
Beginning 15 minutes prior to the start of and during the annual meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the
Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual
Meeting log-in page.
How can I submit questions at the Annual Meeting?
If you are attending the meeting as a stockholder of record or registered beneficial owner, questions can be submitted by accessing the meeting center at www.meetnow.global/M7SSHK9, entering your control number and clicking on the "Q&A" icon at the top of the page. To return to the main page, click the “Broadcast” icon at the top of the screen.
How can I vote my shares?
If you are a stockholder of record, you may vote:

Via the Internet: You may vote by proxy via the Internet by following the instructions found on the Proxy Card, Email or Notice of Availability of Proxy Materials that you received.
By Telephone: You may vote by proxy by calling the toll-free number found on the Proxy Card.
By Mail: You may vote by proxy by filling out the Proxy Card and returning it in the envelope provided.
At the Meeting: You may vote your shares electronically during the annual meeting by clicking on the “Vote” icon on the Meeting Center site.
Internet and telephone voting will be available 24-hours a day and will close at 11:59 p.m. Eastern Time on Wednesday, May 29, 2024.
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WORKIVA INC.        2024 PROXY STATEMENT2
If you are a beneficial owner of shares held in street name, you should have received from your bank, broker or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a "voting instruction form"
sent by the broker, bank or other nominee. Please follow their instructions carefully. Beneficial owners generally may vote:

Via the Internet: You may vote by proxy via the Internet by following the instructions on the voting instruction form provided to you by your broker, bank or other nominee.
By Telephone: You may vote by proxy by calling the toll-free number found on the voting instruction form provided to you by your broker, bank or other nominee.
By Mail: You may vote by proxy by filling out the voting instruction form and returning it in the envelope provided to you by your broker, bank or other nominee.

At the Meeting: If you obtained a legal proxy and registered with Computershare to receive your 15-digit control number from Computershare, you may vote your shares electronically during the annual meeting by clicking on the
“Vote” icon on the Meeting Center site.

If you received more than one Notice of Internet Availability of Proxy Materials or proxy card, then you hold shares of Workiva common stock in more than one account. You should vote via the Internet, by telephone, by mail or in person for all shares held in each of your accounts.
If I submit a proxy, how will it be voted?
When proxies are properly signed, dated and returned, the shares represented by the proxies will be voted in accordance with the instructions of the stockholder. If no specific instructions are given, you give authority to Julie Iskow and Brandon E. Ziegler to vote the shares in accordance with the recommendations of our Board as described above. If any director nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. If any matters not described in this Proxy Statement are properly presented at the
Annual Meeting, then the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.
Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy before it is exercised by:
•Written notice to our Corporate Secretary; or
•Timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet.
If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker or other nominee to change or revoke your voting instructions. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described above.
What constitutes a quorum at the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority in voting power of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting must be present or represented to conduct business at the Annual Meeting.
You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting.
Abstentions and withhold votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some of or all the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called "broker non-votes") are also considered "shares present" for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent registered public accounting firm, even if they do not receive voting instructions from you.
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WORKIVA INC.        2024 PROXY STATEMENT3
What is the voting requirement to approve each of the proposals?
Provided that there is a quorum, the voting requirements are as follows:

Proposal	Voting Options	Votes Required to Adopt Proposal	Effect of Abstentions and Withhold Votes	Broker Discretionary Voting Allowed?

Election of directors	For or withhold on each nominee	Plurality of votes cast	No effect	No
Advisory approval* of the compensation of our named executive officers	For, against, or abstain	Majority of votes cast	No effect	No
Approval of the amendment and restatement of the Workiva Inc. 2014 Equity Incentive Plan	For, against, or abstain	Majority of votes cast	No effect	No
Ratification of appointment of independent registered public accounting firm	For, against, or abstain	Majority of votes cast	No effect	Yes
* The say on pay vote is advisory only, but our Board of Directors will consider carefully the results of the vote.
Where can I find a list of stockholders entitled to vote at the Annual Meeting?
A list of stockholders of record will be available during the annual meeting for inspection by stockholders of record for any legally valid purpose related to the annual meeting at www.meetnow.global/M7SSHK9.
What is the impact of abstentions, withhold votes and broker non-votes?
Abstentions, withhold votes and broker non-votes are considered "shares present" for the purpose of determining whether a quorum exists, but will not be considered votes properly cast at the Annual Meeting and will have no effect on the outcome of the vote.
Under the rules of the New York Stock Exchange ("NYSE"), without voting instructions from beneficial owners, brokers will have discretion to vote on the ratification of the appointment of the independent registered public accounting firm but not on the other proposals. Therefore, in order for your voice to be heard, it is important that you vote.
Who pays for the cost of this proxy solicitation?
Workiva will pay all the costs of preparing, mailing and soliciting the proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We also will disclose voting results on a Current Report on Form
8-K that we will file with the Securities and Exchange Commission ("SEC"), within four business days after the Annual Meeting.
Why did I receive a Notice of Internet Availability of Proxy Materials rather than a full set of proxy materials?
In accordance with the SEC rules, we have elected to furnish our proxy materials, including this Proxy Statement and the Annual
Report, primarily via the Internet rather than by mailing the materials to stockholders. The Notice of Internet Availability of Proxy
Materials provides instructions on how to access our proxy materials on the Internet, how to vote, and how to request printed copies of the proxy materials. Stockholders may request to receive future proxy materials in printed form by following the instructions contained in the Notice of Internet Availability of Proxy Materials. We encourage stockholders to take advantage of the proxy materials on the Internet to reduce the costs and environmental impact of our Annual Meeting.
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WORKIVA INC.        2024 PROXY STATEMENT4
How can I obtain Workiva's Form 10-K and other financial information?
Stockholders can access our 2023 Annual Report, which includes our Form 10-K, and other financial information, on the SEC's website and on our website at https://www.workiva.com under the caption "Investor Relations." Alternatively, stockholders can request a paper copy of the Annual Report by writing to: Workiva Inc., 2900 University Boulevard, Ames, Iowa 50010, Attention:
Corporate Secretary.
How do I submit a stockholder proposal for consideration at next year's annual meeting of stockholders?
For a proposal to be included in our proxy statement for the 2025 annual meeting of stockholders, you must submit it no later than
December 18, 2024. Your proposal must be in writing and comply with the proxy rules of the SEC. You should send your proposal to: Workiva Inc., 2900 University Boulevard, Ames, Iowa 50010, Attention: Corporate Secretary.
You also may submit a proposal that you do not want included in the proxy statement but that you want to raise at the 2025 annual meeting of stockholders. We must receive this type of proposal in writing on or after January 31, 2025, but no later than March 1, 2025.
As detailed in our Bylaws, to bring a proposal other than the nomination of a director before an annual meeting of stockholders, your notice of proposal must include: (i) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our Bylaws, the language of the proposed amendment), and the reasons for conducting such business at the annual meeting and any material interest in such business of such stockholder and  beneficial owner, if any, on whose behalf the proposal is being made, (ii) any other information relating to such stockholder and any such beneficial owner required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (iii) the information described in clause (vi) in the question immediately below (with any references below to a "nomination" being deemed to refer to such business desired to be brought before the annual meeting).
How do I recommend a director nominee?
If you wish to nominate an individual for election as director at the 2025 annual meeting of stockholders, we must receive your written nomination on or after January 31, 2025, but no later than March 1, 2025. You should send your proposal to: Workiva Inc.,
2900 University Boulevard, Ames, Iowa 50010, Attention: Corporate Secretary.
As detailed in our Bylaws, for a nomination to be properly brought before an annual meeting, your notice of nomination must include:
(i) the name, age, business address and residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of shares of Workiva capital stock that are owned of record and beneficially by each such nominee (if any); (iv) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed under Section 14(a) of the Securities Exchange Act of 1934, as amended
(the "Exchange Act"), and the rules and regulations promulgated thereunder; (v) the consent of the nominee to being named in any proxy materials as a nominee and to serving as a director if elected; and (vi) as to you and the beneficial owner, if any, on whose behalf the nomination is made: (A) your name and address as they appear on our books and of any such beneficial owner; (B) the class and number of our shares that are owned by you (beneficially and of record) or by any such beneficial owner as of the date of your notice, and a representation that you will notify us, promptly following the later of the record date for the meeting or the date notice of the record date for the meeting is first publicly disclosed, in writing of the class and number of such shares owned by you
(beneficially and of record) or by any such beneficial owner as of the record date for the meeting; (C) a description of any agreement, arrangement or understanding with respect to such nomination between or among you, any such beneficial owner and any of you or their respective affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that you will notify us, promptly following the later of the record date or the date notice of the record date is first publicly disclosed, in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting; (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of your notice by, or on behalf of, you, any such beneficial owner, or any of your or their respective affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of you, any such beneficial owner, or any of your or their respective affiliates or associates with respect to shares of our stock, and a representation that you will notify us, promptly following the later of the record date or the date notice of the record date is first publicly disclosed, in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting; (E) a representation that you are a holder of record of our shares entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (F) a representation whether you or any such beneficial owner intends or is part of a group that intends to deliver a proxy statement and/or form of proxy and/or otherwise to solicit proxies from stockholders in support of the nomination; and (G) any other information relating to you or any such beneficial owner required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed under Section 14(a) of the
Exchange Act and the rules and regulations promulgated thereunder.  We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such nominee.
In addition to satisfying the foregoing requirements under our Bylaws, including the timelines, to comply with the universal proxy rules, if you intend to solicit proxies in support of director nominees other than our nominees for the 2025 annual meeting, you must include in your notice the information required by Rule 14a-19 of the Exchange Act.
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WORKIVA INC.        2024 PROXY STATEMENT5
PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Certificate of Incorporation provides that our Board must consist of two or more directors, and the number of directors to hold office at any time may be determined from time to time by resolution of our Board. Our Board currently consists of seven members.
Our Board is divided into three classes, designated as Class I, Class II and Class III. Upon the expiration of the initial term of office for each class of directors, each director in that class will be elected for a three-year term and serve until a successor is duly elected and qualified or until his or her earlier death, resignation or removal.
The table below sets forth information with respect to our directors as of April 1, 2024:

Name
Class I Directors - Term Expiring at the 2024 Annual Meeting	Robert H. Herz
David S. Mulcahy
Class II Directors - Term Expiring at the 2025 Annual Meeting	Brigid A. Bonner
Suku Radia
Martin J. Vanderploeg, Ph.D.
Class III Directors - Term Expiring at the 2026 Annual Meeting	Michael M. Crow, Ph.D.
Julie Iskow

There are two Class I directors whose terms expire at the 2024 Annual Meeting. Upon the recommendation of our Nominating and
Governance Committee, our Board has nominated Mr. Herz and Mr. Mulcahy for re-election as Class I directors. Biographical information for each director and director nominee is contained in the following section. If elected at the Annual Meeting, each of these nominees will serve for a three-year term expiring at the 2027 annual meeting of stockholders and until his successor has been duly elected and qualified or until his earlier death, resignation or removal. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. If any nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. Unless otherwise instructed, the proxy holders will vote the proxies received by them
"FOR" the election of Mr. Herz and Mr. Mulcahy as Class I directors.
Board Qualifications
Our Board has delegated to our Nominating and Governance Committee the responsibility for recommending to our Board the nominees for election as directors at the annual meeting of stockholders and for recommending persons to fill any vacancy on our
Board. Our Nominating and Governance Committee selects individuals for nomination to our Board based on the following criteria.
Nominees for director must:
•Possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility.
•Have a genuine interest in Workiva and recognition that as a member of our Board, each director is accountable to all of our stockholders, not to any particular interest group.
•Have a background that demonstrates an understanding of areas of importance to Workiva's business:  technology/SaaS, risk and financial management, leadership, ESG, corporate governance, sales and marketing, human capital management, international operations, and cybersecurity.
•Have no conflict of interest or legal impediment that would interfere with the duty of loyalty owed to Workiva and our stockholders.
•Have the ability and be willing to spend the time required to function effectively as a director.
•Be compatible and able to work well with other directors and executives in a team effort with a view to a long-term relationship with Workiva as a director.
•Have independent opinions and be willing to state them in a constructive manner.
Directors are selected on the basis of talent and experience. Although there is no specific policy regarding Board diversity quotas, diversity of background, including diversity of gender, race, ethnic or geographic origin and age, and experience in business, government and education and in engineering, computer software, technology and other areas relevant to our activities, are factors in the selection process. We also consider management and leadership experience with respect to environmental, social, and governance issues that are material to Workiva, as well as experience with cybersecurity and information security risk management.
As a majority of our Board must consist of individuals who are independent, a nominee's ability to meet the independence criteria established by the NYSE is also a factor in the nominee selection process.
For a better understanding of the qualifications of each of our directors, we encourage you to read their biographies set forth in this proxy statement.
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WORKIVA INC.        2024 PROXY STATEMENT6
The following categories identify the various skills that our directors possess:

Cybersecurity Managing cybersecurity threats and risks is critical to our business. Workiva benefits from directors with experience in technology, trends and risks related to cybersecurity.

ESG
Directors with diverse backgrounds, experience and perspectives improve dialogue and contribute to the overall effectiveness of the decision-making process. Additionally, Workiva has a generational opportunity in ESG reporting, with a world-class product.

Risk and Financial Management Workiva benefits from directors who have experience and expertise in both risk and financial management, including audit and controls.

Governance Workiva benefits from directors who can bring best practice governance experience to the board.

Human Capital Management
Culture and talent are core to Workiva’s success. Directors with experience in the process of hiring people, managing staff effectively, and optimizing productivity help to enable our business value.

International Our strategy includes the acceleration of global growth. Directors with international business experience can provide valuable perspectives that can help drive geographic expansion.

Sales and Marketing Experience in sales, digital marketing, partnerships, distribution, and brand management are critical skills to help accelerate growth as we expand into new markets.

Senior Leadership
Workiva benefits from directors with first hand senior leadership experience who can oversee the execution of important operational and strategic initiatives, guide the evolution of our business model, and offer expertise to scale our business.

Technology/SaaS
Workiva benefits from directors who have expertise in SaaS technology & product strategy, product development, and AI & data analytics, as well as those who understand our products, competing technologies, and the market segments in which we compete.

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WORKIVA INC.        2024 PROXY STATEMENT7

	Brigid A. Bonner	Michael M. Crow, Ph.D.	Robert H. Herz	Julie Iskow	David S. Mulcahy	Suku Radia	Martin J. Vanderploeg
	President, Bonner Consulting	President, Arizona State University	President, Robert H. Herz LLC	President and Chief Executive Officer, Workiva Inc.	President, MABSCO Capital, Inc.	Retired Chief Executive Officer, Bankers Trust Company	Former Chief Executive Officer, Workiva Inc.

Cybersecurity

ESG

Risk and Financial Mgmt

Governance

Human Capital Mgmt

International

Sales and Marketing

Senior Leadership

Technology/ SaaS

	5/9	7/9	5/9	9/9	5/9	4/9	9/9
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WORKIVA INC.        2024 PROXY STATEMENT8
The following is a brief biographical summary of the experience of our directors and director nominees:

Skills

Background
Brigid A. Bonner is President of Bonner Consulting, which
specializes in strategy, leadership development, digital
transformation, and consumer experience design. She has held executive roles in sales, marketing, operations, and technology functions in retail, healthcare, and technology industries.
From 2015 to 2021, Ms. Bonner was Chief Experience Officer of
the global nonprofit social network CaringBridge, where she
oversaw product development, marketing, product design,
customer experience and fundraising. Prior to CaringBridge, she held executive roles at Schwan’s Home Service; UnitedHealth
Group; SimonDelivers; Target; and IBM.

Select experience
•Deep experience in turning strategy into
practical operating plans, built through
leadership roles at multiple organizations
•Specialist in digital transformation and
combining creative marketing with
technology to drive growth
•Has held numerous leadership roles as a
technology and marketing executive with
expertise in areas of information security,
product design, technology, sales,
marketing and operations ranging from
start-ups to large corporations
Education and awards
MBA – Harvard Business School; Bachelor’s in
Journalism and Industrial Administration – Iowa
State University
Other board experience
•Medica (2018 to present)
•Director and Chair of the Nom/Gov
Committee, Analysts International
Corporation (NASDAQ: ANLY)
(2005 to 2013)

Brigid A. Bonner Age: 63
Board member since 2018 Board Committees: •Compensation, chair •Nom/Gov, member

Skills

Background
Michael M. Crow, Ph.D., is President and a Professor of Science
and Technology at Arizona State University, a post he has held since 2002. Under his tenure, ASU has grown from a regional
university to a world-renowned public research institution with tremendous societal impact, an accomplishment reflected by its unchallenged designation as the most innovative university every year since the inception of the category in U.S. News & World
Report.
From 1992 to 2002, he served in leadership roles at Columbia
University, including Executive Vice Provost and Director of the
Earth Institute.
Dr. Crow has advised the U.S. Departments of State, Commerce,
Energy, and various defense and intelligence agencies on the connection between science and technology policy and intelligence and national security. He is a fellow of the National Academy of
Public Administration, a member of the National Advisory Council on Innovation and Entrepreneurship, and a member of the Council on Foreign Relations.
He has authored numerous books and articles on science and
technology policy, knowledge enterprises, and sustainable
development.

Select experience
•Business leadership expertise built through
decades managing large organizations,
including Arizona State University
•Published technology, innovation, and
sustainable development expert
Education and awards
Ph.D in Public Administration (Science and
Technology Policy) – Syracuse University; BA in
Political Science and Environmental Studies –
Iowa State University; 2021 Elected Member,
American Academy of Arts & Sciences; 2021
GlobalMindED Inclusive Leader Award; 2020
National Council on Science and the Environment
Lifetime Achievement Award
Other board experience
•Aquila (NYSE: ILA) (2003 to 2008)
•Director and Chair of the Board, InQTEL
(1999 to present)

Michael M. Crow, Ph.D. Age: 68
Board member since 2014 Board Committee: •Nom/Gov, chair
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WORKIVA INC.        2024 PROXY STATEMENT9

Skills

Background
Robert H. Herz is President of Robert H. Herz LLC and a member of several corporate and advisory boards.
From 2010 to 2023, Mr. Herz was an Executive-in-Residence at
Columbia Business School. From 2002 to 2010, he was Chairman
of the Financial Accounting Standards Board and was one of the
original members of the International Accounting Standards Board.
Mr. Herz also served on the Standing Advisory Group of the U.S.
Public Company Accounting Oversight Board (PCAOB) from 2012
to 2020, and was a Board member of the Sustainability Accounting
Standards Board Foundation (SASB) from 2014-2021. He was
formerly a partner at PricewaterhouseCoopers.
Mr. Herz has participated in several committees and task forces, including the Audit Committee Chair Advisory Council of the National
Association of Corporate Directors, the G7 Impact Task Force, and
the International Foundation for Valuing Impacts. He chaired the
AICPA SEC Regulations Committee and the Transnational Auditors
Committee of the International Federation of Accountants. He was
also a member of the International Capital Markets Advisory
Committee of the New York Stock Exchange and the American
Accounting Association’s Financial Accounting Standards Committee.
Additionally, Mr. Herz is a coauthor of the 2023 study issued by the
Committee of Sponsoring Organizations of the Treadway
Commission (COSO) that provides guidance to organizations
implementing internal controls over sustainability information.

Select experience
•Internationally-renowned accounting, capital
markets, sustainable business operations,
and financial reporting expert
•Seasoned public company board member
with extensive governance knowledge
Education and awards
B.A. in Economics from University of Manchester,
England; Accounting Hall of Fame inductee;
Outstanding Achievement Award – Institute of
Chartered Accountants England and Wales; Gold
Medal of Distinction - Association of International
Certified Professional Accountants
Other board experience
•Director, Chair of Audit Committee, Member
of Governance and Sustainability
Committee, Morgan Stanley (NYSE: MS)
(2012 to present)
•Director and Chair of Audit Committee,
Fannie Mae (OTCQB: FNMA)
(2011 to present)

Robert H. Herz, CPA, FCA Age: 70
Board member since 2014 Board Committees: •Audit, member •Nom/Gov, member

Skills

Background
Julie Iskow is President and Chief Executive Officer of Workiva, a
role she assumed in 2023. She joined the Company in 2019 as EVP and Chief Operating Officer, and was promoted to President in 2022.
She was previously Chief Technology Officer at Medidata
Solutions, a SaaS technology and data platform for life sciences, where she was responsible for the development and execution of technology and product strategy, which contributed to a strategic sale in 2019.
Before Medidata, Ms. Iskow was Chief Information Officer at
consumer benefits SaaS platform WageWorks, which she helped
take public in 2012. She spent the first 10 years of her career in engineering and technology leadership positions, focused on
automation and robotics software.

Select experience
•Extensive experience leading and scaling
SaaS companies to profitable growth
•SaaS-specific business leadership, strategy,
product development, data analytics and AI,
sales, and operational expertise from her
roles at Workiva and Medidata
•Strong technical and cybersecurity expertise
from her roles as Chief Technology Officer
and CIO, and her engineering background
Education
Master of Science – University of California, Davis;
Bachelor of Science – University of California,
Berkeley
Other board experience
•Director and Member of Compensation
Committee, Five9 (NASDAQ: FIVN) (2023
to present)
•Cvent (NASDAQ: CVT) (2022 to 2022)
•Vocera Communications (NYSE: VCRA)
(2019 to 2022)

Julie Iskow Age: 62
Board member since 2021
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WORKIVA INC.        2024 PROXY STATEMENT10

Skills

Background
David S. Mulcahy has been President and owner of MABSCO
Capital, which specializes in portfolio management, private equity, and financial consulting, for over two decades. He is also the Chair of Monarch Materials Group, Inc., a manufacturer and seller of building products to the residential construction industry.
He has managed private equity capital for a number of banks and insurance companies.
Mr. Mulcahy is a certified public accountant (CPA) and was a senior tax partner at Ernst & Young specializing in mergers and acquisitions until 1994.

Select experience
•Deep expertise in capital markets, M&A,
accounting, and taxation developed at Ernst
& Young and MABSCO Capital
•Seasoned financial services board member
with more than two decades spent as a
director on American Equity Investment Life
Holding Company’s board
Education
BBA in Accounting and Finance (University of
Iowa); Certified Public Accountant (inactive)
Other board experience
•Director, American Equity Investment Life
Holding Company (NYSE: AEL) (1996 to
2006 and 2011 to present)
◦Non-Executive Chair and Chair of the
Nominating and Corporate
Governance Committee
(2021 to present)
◦Chair of the Audit Committee
(2011 to 2021)

David S. Mulcahy Age: 71
Board member since 2014: •Board Chair (2018-2023); •Lead Independent Director (2023 to present) Board Committees: •Audit, member •Compensation, member

Skills

Background
Suku Radia retired in 2017 after serving for almost a decade as
Chief Executive Officer, President, and Director of Iowa-based community bank Bankers Trust.
Prior to Bankers Trust, he served as Chief Financial Officer of media company Meredith Corporation (NYSE: MDP) for eight years.
Mr. Radia spent the first 25 years of his career at KPMG, where he served as a mergers and acquisitions partner.
He currently serves as Executive-in-Residence at the Ivy College of
Business at Iowa State University.  Mr. Radia has served on the boards of several charitable and educational organizations,
including the United Way of Central Iowa, the Mercy Medical
Center,  and the Better Business Bureau of Iowa.

Select experience
•Substantial business leadership, capital
markets, and M&A experience developed
through decades in senior leadership and
consulting roles
•Accounting and financial expert, with direct
Chief Financial Officer experience
Education and awards
Bachelor of Science in Accounting – Iowa State
University; Certified Public Accountant (inactive);
2010 Iowa Business Hall of Fame inductee; United
Way Tocqueville Honoree; Iowa State
Distinguished Alumni Award
Other board experience
•Nationwide Insurance Company
(2014 to present)
•National Chiropractic Mutual Insurance Co.
(NCMIC) (2020 to present)

Suku Radia Age: 72
Board member since 2014 Board Committees: •Audit, chair •Compensation, member
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WORKIVA INC.        2024 PROXY STATEMENT11

Skills

Background
Martin J. Vanderploeg has served as our Non-Executive Chair
since 2023, and is a co-founder of Workiva. He served as Chief
Executive Officer from 2018 to 2023, President from 2014 to 2022, and Chief Operating Officer from 2008 to 2018.
Prior to Workiva, Mr. Vanderploeg was founder and Chief
Technology Officer of Engineering Animations Inc. (EAI), which he helped lead for a decade until its sale to Unigraphics Solutions, now part of Siemens USA.
He began his career in academia as a tenured professor of
mechanical engineering at Iowa State University, where he founded and directed the Simulation and Visualization lab.

Select experience
•Three decades of experience in scaling
sustainable growth at software companies
•SaaS-specific business leadership, strategy,
product development, sales, and operational
expertise from 15 years in Workiva’s senior
leadership team
•Extensive experience in enhancing value
through building and maintaining a strong
corporate culture
Education and awards
Doctorate in Mechanical Engineering, Master of
Science, Bachelor of Science – Michigan State
University; Software Leader of the Year 2022 –
Chief Executive Officer Today
Other board experience
•N/A

Martin J. Vanderploeg, Ph.D. Age: 67
Board member since: 2014 Non-Executive Chair (2023 to present)

The Board recommends a vote "FOR" the election of Mr. Herz and Mr. Mulcahy as Class I directors.
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WORKIVA INC.        2024 PROXY STATEMENT12
CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines that address, among other topics, the role and responsibilities of our directors, the structure and composition of our Board, and corporate governance policies and standards applicable to us in general.
The Corporate Governance Guidelines are subject to periodic reviews and changes by our Nominating and Governance Committee and our Board. The full text of our Corporate Governance Guidelines is available on our website at https://investor.workiva.com/
governance/governance-documents/default.aspx.
Code of Business Conduct and Ethics
Our Board has adopted "WLife," our code of business conduct and ethics, which applies to all of our employees, officers and directors, including our chief executive officer ("CEO"), our chief financial officer ("CFO") and our other executive and senior financial officers. The full text of WLife is available on our website at https://investor.workiva.com/governance/governance-documents/
default.aspx. We will post any amendments to WLife or waivers of WLife for directors and executive officers on the same website.
Board Profile & Diversity
Workiva and its Board believe diversity in the boardroom is important to the success of the Company. Diverse backgrounds help our
Board better oversee Workiva's management and operations, and assess risk and opportunities from a variety of perspectives. The
Board will continue to take into account diversity of background when considering director candidates.
The graph below sets forth the diversity representation data for Workiva's Board of Directors:
Environment, Social, and Governance ("ESG")
Our commitment to environmental stewardship, social responsibility, and corporate governance is an important pillar of our business strategy that we believe helps to create long-term shareholder value. Investors have expressed interest in strong, well-designed
ESG programs devised to address companies' specific circumstances, and we believe that a robust program enhances our value.
We also believe that it is important to be transparent and accountable not just to investors but to all stakeholders - including employees, customers, suppliers, partners and communities - and that that helps us to limit potentially costly disruptions, identify unsustainable areas within our organization, and strengthen trust in us.
We believe we can maximize long-term value for all stakeholders when we deliver innovative solutions to our customers, plan for energy and environmental transitions, strengthen local communities and partnerships, and enhance employees’ experience, growth, and opportunities. Our holistic ESG strategy includes ESG materiality assessments, stakeholder engagement, establishing and seeking to achieve targets, adherence to global compliance and voluntary reporting frameworks, and initiatives that connect with financial and sustainability opportunity and risk to drive value. Workiva’s ESG strategy is anchored by a robust governance structure of internal and external stakeholders, including:
•General oversight by and accountability to the Nominating and Governance Committee of the Board. Our Board
committee charters include responsibilities relating to ESG oversight as applicable to each of our Audit, Compensation, and Nominating and Governance committees. Detailed descriptions of the duties and responsibilities of each of our committees can be found in our Corporate Governance Guidelines and Committee Charters, available on our website at
https://investor.workiva.com/governance/governance-documents/default.aspx, as well as in the "Board Meetings and Committees" section of this proxy statement.
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WORKIVA INC.        2024 PROXY STATEMENT13
•An ESG Task Force chaired by our CFO designed to ensure forward progress of our ESG targets, which is committed to alignment with the United Nations Sustainable Development Goals ("SDGs") and the Task Force on Climate-Related
Financial Disclosures, Global Reporting Initiative, Sustainability Accounting Standards Board, and CDP (formerly, "Carbon
Disclosure Project"). Our ESG Task Force is appointed by our President and CEO and is comprised of executives responsible for the oversight of various priority ESG issues.
•An external ESG Advisory Council comprised of a group of experts who are knowledgeable about global ESG regulation, strategy, practices, and reporting. Leveraging the expertise of our ESG Advisory Council helps us develop relevant products and take actions that are innovative, socially responsible, increase shareholder value and meet the demands of our stakeholders.
Workiva was the first SaaS company to join the United Nations’ CFO Coalition for the SDGs, where we work alongside other CFOs across the globe to guide companies toward aligning their sustainability commitments with credible corporate finance strategies, in order to create real world impacts. We received an AAA rating in the 2023 MSCI ESG Ratings assessment, which represents
MSCI’s highest rating and signifies industry-leader status in managing significant ESG risks and opportunities.
Additional information about our ESG strategy, forward-looking targets and key initiatives are available on our website at https://
workiva.com/about/our-sustainability. Our website, and information included on our website, is not incorporated by reference into this proxy statement.
Human Capital
As of December 31, 2023, Workiva employed 2,526 full-time people worldwide. Our headcount as of December 31, 2023 increased
3.2% from 2,447 full-time employees as of December 31, 2022.
Workiva fosters a work environment that encourages fairness, teamwork, and respect among all employees. We believe that diversity of thought and experience are important sources of innovation and success. We maintain several Business Employee
Resource Group (“BERG”) chapters globally, including: Asian, Black, Disabilities, Hispanic & Latino, LGBTQ+, Veterans, and
Women. Each BERG is sponsored and supported by senior leaders across the enterprise.
We believe that our inclusive culture increases employee engagement, empowerment, and satisfaction. As of December 31, 2023, women represented 41% of our global workforce and 34% of our leadership (director level and above). As of December 31, 2023,
20% of our U.S. employees and 16% of our U.S. leadership (director and above) were from minority racial/ethnic groups.
Additional information about our human capital management strategy is available on our website at https://www.workiva.com/
careers/diversity-equity-inclusion-belonging. Our website, and information included on our website, is not incorporated by reference into this proxy statement.
Director Independence
Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment and affiliations, our Board has determined that none of Ms. Bonner, Dr. Crow, Mr. Herz, Mr. Mulcahy and Mr. Radia has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE. In making this determination, our Board considered the current and prior relationships that each non-employee director has with Workiva and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director.
Risk Oversight
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational. We have designed and implemented processes to manage risk in our operations, including near term risks, longer term risks, and potential business continuity risks. Management is responsible for managing the risks that Workiva faces every day.  Workiva's Enterprise Risk Management Committee, comprised of our CEO and senior Finance, Legal, Information
Security, and Operations leaders, is tasked with performing periodic enterprise risk assessments and developing our enterprise risk strategy. Our full Board, assisted by committees, exercises risk oversight at Workiva, and our committees take the lead in discrete areas of risk oversight when appropriate. For example, the Audit Committee is primarily responsible for risk oversight relating to financial statements, disclosure controls and procedures and ESG disclosures. The Compensation Committee is primarily responsible for risk oversight relating to executive compensation philosophy and practices. The Nominating and Governance
Committee is primarily responsible for risk oversight relating to corporate governance, the independence of the Board and potential conflicts of interests and ESG policy.
Our Board and its committees believe that open communication between management and our Board is essential for effective risk management and oversight. Our Board and its committees exercise their risk oversight function by meeting with our CEO and other members of executive management at regularly scheduled Board meetings, where, among other items, they discuss strategy and risks, regularly receive and evaluate reports from management and make inquiries of management concerning these reports, as appropriate. Our Board also receives reports on all significant committee activity at each regularly scheduled Board meeting.
Furthermore, our Board and its committees receive reports and advice from our auditors, legal counsel and other consultants, such as our compensation consultant, and may meet in executive sessions with these outside consultants.
Information security is of critical importance to our business. We align with industry standards and frameworks, and we maintain
FedRAMP Moderate authorization, an ISO 27001 certificate, and SOC 1 and 2 Type 2 reports to comply and adhere to industry standard practices. Our employees receive annual information security training and represent the first line of defense for Workiva and our customers. While our Information Security team ensures that adequate and ongoing discovery and management of risk is integrated with our enterprise risk management program, both the full Board and Audit Committee exercise oversight with respect to
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WORKIVA INC.        2024 PROXY STATEMENT14
risks relating to information security.  Our full Board and Audit Committee receive regular briefings from our Chief Information
Security Officer on the state of our information security program, including with respect to current and developing trends of importance to the Company and the industry at large; mitigation strategies for the risks and threats facing Workiva; and the results of continuous monitoring and regular third-party testing of our information security posture. More information about our Security and
Privacy policies can be found on our website at https://www.workiva.com/security.
Our Board believes that its current leadership structure supports the risk oversight function of the Board. In particular, our Board believes that our Lead Independent Director and our majority of independent directors provide a well-functioning and effective balance to the members of management on our Board, while allowing for open communication between management and our Board.
Communications with Directors
Interested parties may communicate with our Board or with an individual director by writing to our Board or to the particular director and mailing the correspondence to: Workiva Inc., 2900 University Boulevard, Ames, Iowa 50010, Attention: Corporate Secretary.
The Corporate Secretary will promptly relay to the addressee all communications that the Corporate Secretary determines require prompt attention and will regularly provide our Board with a summary of all substantive communications.
Director Nominations
The Nominating and Governance Committee will consider candidates for director recommended by stockholders so long as the recommendations comply with our Certificate of Incorporation and Bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The Nominating and Governance Committee will evaluate such recommendations in accordance with its charter, our Bylaws, our corporate governance guidelines, and the regular nominee criteria described above. Stockholders wishing to recommend a candidate for nomination should comply with the procedures set forth in the section above entitled
"Questions and Answers - How do I recommend a director nominee?"
Attendance at Annual Meeting
Directors are expected to attend our annual meetings of stockholders. All of our directors who were then serving as directors attended our annual meeting of stockholders via live webcast on May 30, 2023.
Related-Party Transaction Policy
Our Audit Committee has the primary responsibility for reviewing and approving or ratifying transactions with related parties. Our
Audit Committee has adopted a formal Related-Party Transaction Policy, pursuant to which the Audit Committee reviews all transactions that involve more than $120,000 when aggregated with all similar transactions in which we and each of our executive officers, directors (including director nominees) and stockholders owning in excess of 5% of any class of our common stock or their immediate family members are participants. The Audit Committee must approve or ratify any covered related-party transaction for it to be consummated or continue.
The Audit Committee reviews these related-party transactions as they arise and are reported to the Audit Committee. The Audit
Committee also reviews materials prepared by our Board and our executive officers to determine whether any related-party transactions have occurred that have not been reported. In reviewing any related-party transaction, the Audit Committee considers all relevant facts and circumstances, including the aggregate dollar value of the transaction, the related party's relationship to us and interest in the transaction, and the benefits to us of the transaction. The Audit Committee determines, in its discretion, whether the proposed transaction is in the best interests of Workiva and our stockholders.
Board Leadership Structure
Our Board will fill the Chair of our Board and CEO positions based upon our Board's view of what is in the best interests of Workiva. The
CEO and Chair may, but need not be, the same person. The positions of Chair of our Board and Chief Executive Officer are currently separated. We believe separating these positions allows our Chief Executive Officer to focus on our strategy and day-to-day business, while allowing our Chair to lead our Board in its fundamental role of providing advice to and independent oversight of management. Our stockholders would be notified of a combination of the Chair and CEO positions promptly upon the Board's decision to do so.
Additionally, in the event that the Chair is not an independent director, the independent directors serving on the Board shall appoint, by a separate annual majority vote, a Lead Independent Director. The Lead Independent Director acts as a liaison among the Chair, the CEO, and the non-employee directors, presides at all Board meetings at which the Chair is not present (including executive sessions of the non-employee directors), and may call meetings of the Board and the non-employee directors when necessary.
The Board periodically reviews its leadership structure, and we believe that the current Board structure provides effective independent oversight of management, while allowing the Board to benefit from management's expertise and experience. We believe there is good communication between management and our non-employee directors, and that our non-employee directors are able to carry out their oversight responsibilities effectively.
The small size of our Board and the relationship between management and non-employee directors put each director in a position to influence agendas, flow of information and other matters. Our Board regularly holds separate meetings for independent directors without management present. These meetings are chaired by the Lead Independent Director, and generally are held in conjunction with regularly scheduled meetings and at other times as requested by an independent director.
Our Board believes that management speaks for Workiva. While individual non-employee directors (including our Lead Independent
Director) may, from time-to-time, meet or otherwise communicate with stockholders, and various other constituencies that are involved with us, it is expected that directors would do this with the knowledge of management and, absent unusual circumstances, only at the request of management.
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WORKIVA INC.        2024 PROXY STATEMENT15

Role	Key Responsibilities and Duties

Non-Executive Chair
Preside at all Board meetings, annual stockholder meetings and special stockholder meetings.
Set the agenda for any Board meetings and guide discussions at any Board meetings.
Foster open and collegial discussion amongst all Board members.
Monitor the Board’s receipt of accurate, timely, relevant and clear information from Board committees and management.
Act as a source of institutional knowledge to both the Board and management.

Organizes and directs the work of the Board, providing leadership, direction and strategic vision for the Company.

Chief Executive Officer
Lead the development of value-creating and sustainable strategies, both short and long-term for the Company.
Set meaningful and measurable operating and strategic goals for the Company.
Build and guide a highly capable and dynamic management team and establish a strong performance management culture.
Serve as a primary interface between management and the Board, providing regular updates and information to the Board on key issues and business developments.
Anticipate and mitigate potential risks to the Company and its businesses, helping to ensure that they are identified, monitored and reported to the Board or applicable Board committee, as appropriate.
Represent the face of the Company to its stockholders.

Leads the day-to-day business and operations, directing management to implement the strategy developed with the Board.

Lead Independent Director
Preside at all Board meetings at which the Chair is not present, including executive sessions of the independent directors.
Act as a liaison among the Chair, the CEO and the independent directors.
Have the authority to call meetings of the Board and of the independent directors, when necessary.
Consult with the Chair and CEO and approve the schedules, agendas and information provided to the Board for each meeting.
Communicate Board member feedback to the Chair and CEO after each Board meeting.
Consult with inside and outside counsel and other advisors as he or she deems appropriate in fulfilling the Lead Independent Director role.
Be available for consultation and direct communication with major shareholders, as appropriate.

Provides strong, independent leadership and oversight of management.

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WORKIVA INC.        2024 PROXY STATEMENT16
Board Meetings and Committees
Our Board of Directors met five times during 2023. Our Board has an Audit Committee, a Compensation Committee, and a Nominating
and Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees for such term or terms as our Board may determine or until their earlier resignations or death. Each committee is governed by a written charter, which are posted on our website at https://investor.workiva.com/governance/governance-documents/
default.aspx. From time to time, our Board may also establish other, special committees when necessary to address specific issues. In
2023, each director attended at least 75% of the meetings of the Board and the committees on which he or she serves.

	Audit Committee	Compensation Committee	Nominating and Governance Committee

Brigid A. Bonner
Michael M. Crow Ph.D.
Robert H. Herz
David S. Mulcahy
Suku Radia
  Chair  Member
Audit Committee
Our Audit Committee met five times during 2023. The Audit Committee consists of Mr. Herz, Mr. Mulcahy and Mr. Radia, each of whom satisfies the independence requirements of Rule 10A-3 of the Exchange Act. Mr. Radia is the chair of our Audit Committee.
Also, Mr. Herz, Mr. Mulcahy and Mr. Radia are each an "audit committee financial expert," as defined under SEC rules, and possess financial sophistication as required by the rules of the NYSE. This designation does not impose on any of them any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board of Directors.
The Audit Committee is responsible for, among other things:
•appointment, termination, compensation and oversight of the work of any accounting firm engaged to prepare or issue an audit report or other audit, review or attest services;
•considering and approving, in advance, all audit and non-audit services to be performed by independent accountants;
•reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisers as the Audit Committee deems necessary;
•determining compensation of the independent auditors, compensation of advisors hired by the Audit Committee and ordinary administrative expenses;
•reviewing quarterly financial statements prior to their release;
•reviewing and assessing the adequacy of a formal written charter on an annual basis;
•reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis;
•reviewing and assessing risks, controls, and procedures related to public ESG disclosures and human capital data, and overseeing the development of internal controls around the adoption and disclosure of targets around ESG, human capital, and climate change;
•receiving periodic updates on cybersecurity and information security risks and reviewing the quality and effectiveness of our risk mitigation efforts; and
•handling such other matters that are specifically delegated to the Audit Committee by our Board from time to time.
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WORKIVA INC.        2024 PROXY STATEMENT17
Compensation Committee
Our Compensation Committee met six times during 2023. The Compensation Committee consists of Ms. Bonner, Mr. Mulcahy and
Mr. Radia, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act. Ms. Bonner is the chair of our Compensation Committee.
The Compensation Committee is responsible for, among other things:
•reviewing and approving the compensation and benefits of all of our executive officers and key employees;
•monitoring and reviewing our compensation and benefit plans;
•overseeing the activities of the individuals responsible for administering cash incentive compensation plans and equity-
based plans;
•reviewing and evaluating our investments in human capital, pay equity, and all other diversity and inclusion initiatives;
•developing and overseeing the administration of our policy for the recovery or clawback of erroneously paid compensation and ensuring compliance of such policy with SEC and NYSE listing standards;
•evaluating the alignment of our ESG goals with those of our total rewards program;
•reviewing and assessing the adequacy of a formal written charter on an annual basis; and
•such other matters that are specifically delegated to the Compensation Committee by our Board from time to time.
The Compensation Committee has engaged Willis Towers Watson as its compensation consultant to assist the Committee in analyzing executive officer and director compensation and to provide peer company and industry data. Based on this information and analysis, our CEO makes executive and director cash and equity compensation recommendations to the Compensation
Committee for its consideration. The compensation consultant regularly attends Committee meetings, and the Committee has access to the materials and analysis prepared by the compensation consultant.
Compensation Committee Interlocks and Insider Participation
As noted above, the members of our Compensation Committee currently are Ms. Bonner, Mr. Mulcahy and Mr. Radia. None of the
current or former members of our Compensation Committee is an officer or employee of Workiva, was an officer or employee of
Workiva during 2023, or was formerly an executive officer of Workiva. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.
Nominating and Governance Committee
Our Nominating and Governance Committee met four times during 2023. The Nominating and Governance Committee consists of
Ms. Bonner, Dr. Crow and Mr. Herz. Dr. Crow is the chair of our Nominating and Governance Committee.
The Nominating and Governance Committee is responsible for, among other things:
•evaluating and making recommendations regarding the organization and governance of our Board and its committees and changes to our Certificate of Incorporation and Bylaws and stockholder communications;
•assessing the performance of Board members and making recommendations regarding committee and chair assignments and composition and the size of our Board and its committees;
•reviewing proposed waivers of the code of conduct for directors and executive officers;
•overseeing, assessing, and discussing with management and the Board our programs, policies, and practices relating to
ESG, human capital issues and climate change;
•reviewing and assessing the adequacy of a formal written charter on an annual basis;
•evaluating and making recommendations regarding the creation of additional committees or the change in mandate or dissolution of committees; and
•reviewing succession planning for our executive officers and evaluating potential successors.
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WORKIVA INC.        2024 PROXY STATEMENT18
DIRECTOR COMPENSATION
Our non-employee directors receive equity and cash compensation for their service as directors. In fiscal 2023, non-employee directors received annual compensation of $50,000 for service on our Board, and additional compensation for committee service is as follows:

	Audit Committee	Compensation Committee	Nominating and Governance Committee

Chair	$20,000	$15,000	$10,000
Each other member	$10,000	$7,500	$5,000

Prior to April 1, 2023, the Chair of the Board received an additional cash retainer of $37,500 per year.  Effective April 1, 2023, our
Compensation Committee set the cash retainer paid to the Non-Executive Chair of the Board and the Lead Independent Director at
$77,500, and $37,500, per year, respectively.
Each non-employee director receives a grant of restricted stock units at each annual meeting with a grant date fair value of
$215,000. In addition, each newly elected or appointed non-employee director will receive a grant of restricted stock units with a grant date fair value of $215,000 upon the date the non-employee director joins the Board. All restricted stock units granted to non-
employee directors will vest fully on the first anniversary of the grant date. Restricted stock units are settled in shares of Class A common stock. Directors may defer settlement of restricted stock units pursuant to the Workiva Inc. Nonqualified Deferred
Compensation Plan. Directors who are Workiva employees receive no compensation for their service as directors.
Our non-employee directors are subject to stock ownership guidelines as described below under the “Stock Ownership Guidelines”
section of the Compensation Discussion and Analysis. While our non-employee directors are also eligible to receive other awards under our 2014 Equity Incentive Plan, no other awards except those described above have been made to our non-employee directors.
Director Compensation Table
The following table summarizes the compensation of our non-employee directors who served during 2023. Ms. Iskow, who served as President and Chief Operating Officer from January 1 through March 31, 2023, and as President and CEO beginning April 1,
2023, received no compensation in connection with her service as director and, accordingly, she is omitted from this table. As Mr.
Vanderploeg served as CEO until March 31, 2023, the compensation he earned in connection with his service as a director in 2023 has been omitted from this table and can be found in the "Executive Compensation" section of this Proxy Statement.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)

Brigid A. Bonner	70,000	215,000	—	285,000
Michael M. Crow, Ph.D.	60,000	215,000	—	275,000
Robert H. Herz	65,000	215,000	—	280,000
David S. Mulcahy	105,000	215,000	—	320,000
Suku Radia	77,500	215,000	—	292,500
(1)Represents the aggregate grant date fair value of 2,217 shares of restricted stock units granted to each non-employee director who was serving as a director on May 30, 2023, calculated in accordance with ASC Topic 718. Restricted stock units vest fully on the first anniversary of the grant date. The grant date fair value is based on $96.97 per share, the closing price of our Class
A common stock on the grant date. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 10 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed on February 20, 2024.
No non-employee director listed in the table above held options as of December 31, 2023. As of December 31, 2023, the
aggregate number of unvested restricted stock units of Class A common stock for each non-employee director was as follows:
Ms. Bonner: 2,217 shares; Dr. Crow: 2,217 shares; Mr. Herz: 2,217 shares; Mr. Mulcahy: 2,217 shares and Mr. Radia: 2,217 shares. Mr. Radia has elected to defer the receipt of all of these shares, and Ms. Bonner has elected to defer the receipt of a portion of these shares.
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WORKIVA INC.        2024 PROXY STATEMENT19
OWNERSHIP OF COMMON STOCK
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 1, 2024, referred to in the table below as the "Beneficial Ownership Date," by:
•each beneficial owner of 5% or more of the outstanding shares of our Class A or Class B common stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all directors, director nominees and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or issuable under convertible securities held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 50,939,332 shares of Class A common stock and 3,845,583 shares of Class B common stock outstanding as of the Beneficial Ownership Date.
To our knowledge, except as set forth in the footnotes to this table and subject to any applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is c/o Workiva Inc., 2900 University Blvd., Ames, Iowa 50010.

	Shares Beneficially Owned				% of total voting power
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Number	%	Number	%

Named Executive Officers and Directors:
Julie Iskow(1)	120,745	*	—	*	*
Jill Klindt(2)	62,345	*	—	*	*
Brandon Ziegler	38,501	*	—	*	*
Michael Hawkins(3)	6,966	*	—	*	*
Martin J. Vanderploeg, Ph.D.(4)	636,625	1.2	890,802	23.2	10.6
Jeffrey Trom, Ph.D.(5)	505,370	*	819,672	21.3	9.7
Brigid A. Bonner(6)	10,622	*	—	*	*
Michael M. Crow, Ph.D.(7)	43,515	*	—	*	*
Robert H. Herz(8)	76,723	*	—	*	*
David S. Mulcahy(9)	200,310	*	—	*	*
Suku Radia	28,537	*	—	*	*
All executive officers and directors as a group (10 persons)(10)	1,224,889	2.4	890,802	23.2	11.3
5% Stockholders:
The Vanguard Group(11)	5,027,868	9.9	—	*	5.6
BlackRock, Inc.(12)	4,082,502	8.0	—	*	4.6
Matthew M. Rizai, Ph.D.(13)	1,001,091	1.9	2,135,109	55.5	24.9
*Represents beneficial ownership of less than 1% of class.
(1)Shares owned consist of 106,699 shares of Class A common stock owned directly by Ms. Iskow; and 14,046 shares of Class A common stock subject to restricted stock units distributable within 60 days.
(2)Shares owned consist of 37,345 shares of Class A common stock owned directly by Ms. Klindt; and 25,000 shares of Class A common stock subject to outstanding options that are exercisable within 60 days.
(3)Shares owned consist of 6,966 shares of Class A common stock subject to restricted stock units distributable within 60 days.
(4)Shares owned consist of 333,869 shares of Class A common stock and 710,562 shares of Class B common stock owned by the Martin J. Vanderploeg 2001 Revocable Living Trust, of which Mr. Vanderploeg is trustee; 16,125 shares of Class A common stock and 180,240 shares of Class B common stock owned by the Laura C Williams TR UA DTD 05/02/2001, of which
Laura Williams is the trustee, has sole dispositive power to such shares and has entered into an irrevocable proxy under which
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WORKIVA INC.        2024 PROXY STATEMENT20
she has granted sole voting power to Mr. Vanderploeg for so long as the trust holds such shares; 284,414 shares of Class A common stock subject to outstanding options that are exercisable within 60 days, and 2,217 shares of Class A common stock subject to restricted stock units distributable within 60 days.
(5)Shares owned consist of 505,370 shares of Class A common stock and 328,402 shares of Class B common stock owned by the Jeffrey D. Trom & Lydia A. Trom Trustees UA 11/21/2017; and 491,270 shares of Class B common stock owned by the
Martin J. Vanderploeg Charitable Remainder Trust, of which Mr. Trom is the trustee.
(6)Shares owned consist of 9,513 shares of Class A common stock owned directly by Ms. Bonner; and 1,109 shares of Class A common stock subject to restricted stock units distributable within 60 days.
(7)Shares owned consist of 29,855 shares of Class A common stock owned directly by Dr. Crow; 11,443 shares of Class A common stock owned by the Michael M. Crow and Sybil Francis Family Trust, of which Dr. Crow and Mrs. Francis are trustees and have shared voting and investment power; and 2,217 shares of Class A common stock subject to restricted stock units distributable within 60 days.
(8)Shares owned consist of 31,397 shares of Class A common stock owned directly by Mr. Herz; 43,109 shares of Class A common stock owned by the Robert H. Herz Irrevocable Trust, of which Louise Herz is trustee; and 2,217 shares of Class A common stock subject to restricted stock units distributable within 60 days.
(9)Shares owned consist of 198,093 shares of Class A common stock owned directly by Mr. Mulcahy; and 2,217 shares of Class
A common stock subject to restricted stock units distributable within 60 days.
(10)Includes all current executive officers and directors. The aggregate share amount shown includes 309,414 shares of Class A common stock subject to outstanding options that are exercisable within 60 days; and 30,988.5 shares of Class A common stock subject to restricted stock units distributable within 60 days.
(11)Based on information provided in a Schedule 13G/A filed with the SEC on February 12, 2024 by The Vanguard Group. The
Vanguard Group has shared voting power with respect to 90,572 shares, sole dispositive power with respect to 4,884,906 shares and shared dispositive power with respect to 142,962 shares. The address for The Vanguard Group is 100 Vanguard
Blvd., Malvern, PA 19355.
(12)Based on information provided in a Schedule 13G/A filed with the SEC on January 25, 2024 by BlackRock, Inc.  BlackRock,
Inc. has sole voting power with respect to 4,004,166 shares and sole dispositive power with respect to 4,082,502 shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(13)Shares owned consist of 32,783 shares of Class A common stock owned directly by Mr. Rizai and Svetlana Skopcenko Rizai as joint tenants with right of survivorship, of which Mr. Rizai and Ms. Skopcenko Rizai share voting and dispositive power;
331,980 shares of Class A common stock and 1,000,000 shares of Class B common stock owned by the Matthew Rizai TR UA
DTD 03/04/1996 Matthew Rizai Revocable Trust, of which Mr. Rizai is the trustee; 885,109 shares of Class B common stock owned by Mr. Rizai and Ms. Skopcenko Rizai as trustees u/a dated August 7, 2013 creating a Marital Trust, of which Mr. Rizai has sole voting power and Mr. Rizai and Ms. Skopcenko Rizai have shared dispositive power; 546,825 shares of Class A common stock subject to outstanding options that are exercisable within 60 days; 12,058 shares of Class A common stock and
25,000 shares of Class B common stock owned by the Svetlana S Rizai TR UA 12/21/2020 Isabella V Rizai 2020 Trust, of
which Ms. Skopcenko Rizai is the trustee; and 77,445 shares of Class A common stock and 225,000 shares of Class B common stock owned by family trusts of which Barbara Schlaff is the trustee and has entered into an irrevocable proxy under which she has granted sole voting power to Mr. Rizai for so long as the family trusts hold such shares. Ms. Schlaff has sole dispositive power as to such shares.
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WORKIVA INC.        2024 PROXY STATEMENT21
EXECUTIVE OFFICERS
The following table sets forth certain information pertaining to our executive officers as of April 1, 2024:

Name	Age	Position
Julie Iskow	62	President, Chief Executive Officer and Director
Jill Klindt	47	Executive Vice President, Chief Financial Officer and Treasurer
Brandon E. Ziegler	51	Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary
Michael D. Hawkins	48	Executive Vice President, Sales
Jill Klindt. Ms. Klindt has served as our Executive Vice President, Chief Financial Officer and Treasurer since August 2023.  She served as Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer from February 2023 to August
2023; as Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer from February 2021 to March 2023;
as Senior Vice President, Chief Accounting Officer and Treasurer from March 2017 to February 2021; as Chief Accounting Officer and
Vice President from December 2014 to March 2017; and Senior Director of Finance and Accounting of Workiva LLC from 2008 to
December 2014. Ms. Klindt is the executive chair of our ESG Task Force and a representative of the United Nations CFO Coalition for the SDGs. Additionally, she has served on the Iowa State University Accounting Executive Advisory Council, and the boards of the
Iowa State University Research Park, and Ames Seed Capital, since 2021. Prior to joining Workiva, Ms. Klindt served as Financial
Analysis Manager at Financial Intelligence, LLC; as a Financial Consultant at Wells Fargo Financial; as a Senior Financial Analyst at
CitiMortgage; and a Financial Accounting Analyst at Principal Residential Mortgage. She was also an Accountant at both Prairie iNet and EAI. Ms. Klindt is a Certified Public Accountant (inactive) with a B.S. in Accounting from Iowa State University.
Brandon E. Ziegler. Mr. Ziegler has served as our Executive Vice President and Chief Legal Officer since March 2021, and as our
Corporate Secretary since May 2020. Mr. Ziegler was promoted to Chief Administrative Officer in March 2022. Mr. Ziegler is also a member of our ESG Task Force. Prior to that, Mr. Ziegler was Workiva's Senior Vice President and General Counsel from March
2020 to March 2021. Mr. Ziegler was previously Senior Vice President, Deputy General Counsel and Assistant Corporate Secretary
at Medidata Solutions, a leading technology and data platform for life sciences, from July 2016 to March 2020. Prior to Medidata, Mr.
Ziegler worked in ADP's legal department from February 2007 to July 2016, during which time he led ADP’s legal department for multinational corporations as Vice President and Assistant General Counsel. Before moving in-house, Mr. Ziegler worked in private practice in New York and has extensive legal experience counseling public and private companies in global corporate development, corporate governance, and commercial transactions. He earned a B.A. (cum laude) from Duke University and a J.D. from Brooklyn
Law School where he was an international business law fellow.
Michael D. Hawkins. Mr. Hawkins has served as our Executive Vice President, Sales since August 2021. Previously, Mr. Hawkins was our Senior Vice President of Sales from August 2019 to August 2021, Vice President of Sales from March 2015 to August 2019,
Director of Sales from January 2013 through March 2015, Area Sales Manager from January 2012 to December 2012, and Regional
Sales Director from August 2010 to December 2011. Prior to joining Workiva, Mr. Hawkins served as Business Development
Manager at ExactTarget from July 2008 to August 2010, as Account Executive at OnForce from May 2006 to September 2007, and as Account Executive and Director of Sales at Truist (formerly CreateHope, Inc.) from May 2001 to April 2006. Mr. Hawkins earned a
B.A. from Miami University and a J.D. from George Washington University Law School.
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WORKIVA INC.        2024 PROXY STATEMENT22
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
In this Compensation Discussion and Analysis section ("CD&A"), we describe the executive compensation program for our named executive officers ("NEOs"). We also explain how the Compensation Committee of the Board of Directors (the "Committee") determined the pay of our NEOs and its rationale for specific compensation decisions related to the fiscal year ended December 31, 2023.
Our Named Executive Officers for Fiscal  2023
Our CD&A describes our executive compensation program and the decisions for fiscal year 2023 regarding the compensation for the
NEOs listed in the table below.

Name	Title
Julie Iskow[1]	President and Chief Executive Officer ("CEO")
Jill Klindt[2]	Executive Vice President, Chief Financial Officer ("CFO") and Treasurer
Brandon Ziegler	Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary
Michael Hawkins	Executive Vice President, Sales
Martin J. Vanderploeg, Ph.D.[3]	Former Chief Executive Officer
Jeffrey Trom, Ph.D.[4]	Former Executive Vice President, Chief Technology Officer
We believe the compensation program for our NEOs in 2023 was instrumental in helping us achieve strong performance in 2023, as discussed below, by providing a combination of short-term and long-term incentives designed to lead to such performance.
This CD&A provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program, and each element of compensation we provide.  In addition, we explain how and why the Committee arrived at the specific compensation policies and decisions involving our NEOs for fiscal year 2023.
This CD&A contains forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation plans and arrangements. The actual compensation plans and arrangements that we adopt in the future may differ materially from currently anticipated plans and arrangements as summarized in this CD&A.
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WORKIVA INC.        2024 PROXY STATEMENT23
1 Ms. Iskow was promoted to President and Chief Executive Officer as of April 1, 2023.
2 Ms. Klindt was promoted to Executive Vice President, Chief Financial Officer and Treasurer as of February 17, 2023. Ms. Klindt
also served as Chief Accounting Officer of the Company until August 14, 2023.
3 Mr. Vanderploeg retired as Chief Executive Officer of the Company effective March 31, 2023. Mr. Vanderploeg was appointed as
Non-Executive Chair of our Board of Directors as of April 1, 2023.
4 Mr. Trom retired as Chief Technology Officer of the Company effective February 1, 2023. Mr. Trom provided services to the
Company as a non-executive consultant until February 1, 2024.
2023 Business Highlights
For the fiscal year ended December 31, 2023, highlights of our business performance included the following:

Revenue ($mil)
$443.3
$537.9
$630.0
2021
2022
2023

Net Cash Provided by Operating Activities ($mil)
$49.8
$11.3
$70.9
2021
2022
2023

Number of Customers
4,315
5,664
6,034
2021
2022
2023

Revenue Retention
97.0%
97.8%
97.9%
2021
2022
2023

•Revenue for 2023 was $630.0 million, an increase of 17.1% compared with $537.9 million in the prior year. Subscription and support revenue was $558.6 million, an increase of 20.2% on a year-over-year basis.
•Net cash provided by operating activities was $70.9 million in 2023, compared to net cash provided by operating activities of $11.3 million in 2022.
•At December 31, 2023, Workiva had 6,034 customers, compared to 5,664 at December 31, 2022.
•Our subscription and support revenue retention rate was 97.9% at December 31, 2023, reflecting exceptional customer satisfaction.
Our Compensation Philosophy
We operate within the software-as-a-service ("SaaS") market, which is highly competitive and rapidly evolving. We expect competition among companies in our market to continue to increase. Our ability to compete and succeed in this environment is directly dependent on our ability to recruit, incentivize and retain talented leadership. The market for this talent in the software industry is very competitive, particularly among companies in the SaaS sector. Our compensation philosophy is designed to establish and maintain a compensation program that attracts and rewards talented, highly qualified leaders who possess the skills and competencies necessary to support our near-term objectives and create long-term value for our stockholders, expand our business, and assist in the achievement of our strategic goals.
Developing an effective compensation philosophy requires more than simply comparing pay to market practices. An important consideration lies in an understanding of a company’s position in the business life cycle. For a company’s executive compensation strategy to be effective, that strategy must consider the interests of the company’s three primary constituencies, each having its own interests and desired outcomes:
•Stockholders make a significant, direct financial investment in the company. This investment is essential to the company’s ongoing operations. These investors expect a return on that investment. This return should be delivered within the context of an appropriate risk/reward profile. As such, our compensation philosophy is designed to align our executive compensation with the interests and concerns of our stockholders.
•The company also makes a substantial investment in the form of the total compensation provided to its executives and looks for a corresponding return in growth and financial performance. Our compensation philosophy is designed to support our recruitment and retention strategies as well as to recognize and reward the results and behaviors that contribute to our success.
•Executives desire a compensation opportunity that provides a high level of perceived value, so compensation arrangements need to be flexible to meet their financial and career-related needs and strike a balance between meeting the near-term liquidity needs of our executives with an opportunity for long-term capital accumulation.
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WORKIVA INC.        2024 PROXY STATEMENT24
In fiscal 2023, the Committee reviewed and assessed our compensation philosophy, which is intended to promote Workiva’s core values. The Committee believes that a great work environment, substantial employee ownership, and meaningful pay and benefits support a winning team, company and workplace. We believe that the compensation of our executive officers and employees should reflect our performance as an organization, and their performance as individuals. Further, our executive compensation program is designed to focus on ownership, innovation and results, and to be fair and flexible.
The Committee also recognizes the importance of providing fair rewards for employee contributions. We seek to provide target total direct compensation (base salary, bonus, and equity) that is at or above market norms, and to provide parity and consistency within functions. We also believe in adhering to budgets, ensuring transparency and promoting understanding of our compensation philosophy and practices by our executives, while at the same time retaining the flexibility needed to promote talent acquisition and retention.
Consistent with this, our executive compensation program is designed to achieve the following objectives:
•Attract, motivate, and retain employees at the executive level who contribute to our long-term success;
•Provide an overall compensation opportunity to our executives that is competitive, rewards the achievement of our business objectives, and effectively aligns executive officers’ interests with those of our stockholders;
•Motivate our executives to achieve key strategic performance measures by linking incentive award opportunities to the achievement of performance objectives, and by providing a material portion of total compensation for executive officers in the form of ownership in our company through our equity compensation program; and
•Promote teamwork while also recognizing the individual role each executive officer plays in our success.
Below are highlights of our current practices and policies that guide our executive compensation program. We believe the following items promote good corporate governance and are in the best interests of our stockholders and NEOs:

What We Do	What We Don't Do

Anti-hedging and anti-pledging policy	Guaranteed bonuses
Golden parachute policy	Discounted stock options or SARs
Compensation recoupment ("clawback") policy	Pension plans or Supplemental Executive Retirement Plans
Strong emphasis on performance-based compensation	Tax gross-ups on severance or change of control payments
Regular reviews of executive compensation and peer group data	Option repricing without stockholder consent
A work culture that fosters a focus on long-term value creation supported by tools that help executives to reach and maintain meaningful levels of individual share ownership	Dividend or dividend equivalents on full value awards prior to vesting

Annual risk assessments
Limited perquisites for executives
Minimum vesting periods for equity awards
Compliance with stock ownership guidelines
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WORKIVA INC.        2024 PROXY STATEMENT25
Say-on-Pay Results
Our stockholders have elected to hold an advisory vote on executive compensation on an annual basis, thereby giving our stockholders the opportunity to provide feedback on the compensation of our NEOs each year. At our 2023 annual meeting, approximately 93% of the votes were cast in favor of the advisory vote to approve executive compensation, which we believe shows that our compensation practices are properly aligned with the interests of our stockholders and that the high level of stockholder support indicates strong stockholder approval of our compensation philosophy and practices.
The Principal Elements of Pay: Total Direct Compensation
Our compensation philosophy is supported by the following principal elements in our annual executive compensation program:

Element	Form	Purpose

Base Salary	Cash (fixed)	Provides a competitive level of pay that reflects the executive’s experience, role and responsibilities.

Short-Term Incentives	Cash (variable)	Rewards achievement of key corporate financial and strategic results for the year that have been identified as drivers of our success.

Long-Term Incentives	Equity (variable)
Creates an ownership culture that provides meaningful incentives for management to drive stockholder value creation, supports our retention strategy, promotes cross functional cooperation and aligns our executives with stockholder interests. Since we do not provide our executives with supplemental retirement benefits, it also provides an effective tool for long-term capital accumulation.

Design
Our executive compensation program has historically emphasized equity as a key component of our total compensation offering, which is consistent with practices in the SaaS industry. The Committee believes that compensation in the form of equity helps align the interests of our executive officers with the long-term interests of our stockholders by driving achievement of our strategic and financial goals. It also supports our ownership culture, which encourages our executives to take initiative, demonstrate leadership and effectively work across business lines to achieve results that are in the best interests of the Company and its stockholders.
We use restricted stock units ("RSUs") and performance stock units ("PSUs") as our primary equity vehicles for our executive officers, including our NEOs. We believe that RSU awards both align the interests of employees with stockholders and provide a longer-term focus through a multi-year vesting schedule, while managing dilution to existing investors and providing greater predictability to our executive officers in the value of their compensation. PSUs are earned only upon the achievement of certain financial goals, which motivates our executive officers to achieve our long term annual business objectives over a three-year time horizon.
To maintain a competitive compensation program, we also offer cash compensation in the form of base salaries and short-term incentives in the form of annual performance-based cash payments linked to annual strategic financial objectives, resulting in total cash compensation for our executive officers that is aligned with market practices in our competitive markets. We do not benchmark to specific percentiles for any element of our compensation program, but instead use competitive market information for general guidance.
During fiscal 2023, the Committee, with the assistance of the Committee's compensation consultants, reviewed our executive compensation, including base salaries, short-term incentives, equity awards, and benefit programs to confirm the continued
alignment of our compensation program with stockholder interests and appropriate rewards and incentives for our executive officers.
Our Decision-Making Process
Pursuant to its charter and in accordance with NYSE rules, the Committee oversees the compensation and benefits programs for our NEOs. The Committee includes only independent, non-employee members of the Board of Directors. The Committee works closely with its compensation consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Committee’s authority and responsibilities are specified in the Committee’s charter, which may be accessed through https://investor.workiva.com/governance/governance-documents/default.aspx.
We evaluate our compensation philosophy and compensation programs as circumstances require, and at a minimum, we review our executive compensation annually. As part of this review process, we apply our values and the objectives outlined in this CD&A, while also considering whether our proposed compensation ensures that we remain competitive for talent, that we meet our retention objectives, and that our cost of replacement for a key employee is reasonable.
The Role of the Committee
The compensation of our NEOs is determined each year by the Committee. Our Chief Executive Officer typically provides annual recommendations to the Committee and discusses with the Committee the compensation and performance of the NEOs on the senior management team who report directly to her. Because our Chief Executive Officer is involved in the day-to-day operation of our business, she is able to base her recommendations in part upon her review of the performance of our executive officers. The
Committee may exercise its discretion in modifying any recommended compensation adjustments or awards to executives. The
Committee reviews the performance of our Chief Executive Officer and meets in executive session without her to determine her
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WORKIVA INC.        2024 PROXY STATEMENT26
compensation. In addition, the Committee's meetings typically have included, for all or a portion of each meeting, not only the members of the Committee and our Chief Executive Officer, but also our compensation consultant as well as our Executive Vice
President, Chief Legal and Administrative Officer, and Corporate Secretary, who advises the Committee on compliance issues and serves as secretary of the Committee’s meetings.
The Committee seeks to ensure that the links between our executive compensation program and our business goals are responsible, appropriate, and strongly aligned with stockholder interests. The Committee annually determines the compensation levels of our NEOs by considering several factors, including:
•Each NEO's role and responsibilities;
•How the NEO is performing those responsibilities;
•Our historical and anticipated future financial performance;
•Compensation practices of a group of comparable public companies (where appropriate); and
•The need to retain highly qualified executives in a competitive SaaS market for leadership talent.
The Role of Compensation Consultant and Use of Market Data
The Committee has the authority to engage its own advisors to assist in carrying out its responsibilities. For fiscal year 2023, Willis
Towers Watson ("WTW") served as executive compensation consultant to the Committee to review and provide advice on the principal aspects of the Company’s executive compensation program. WTW coordinated all work with the Committee and with management. WTW believes that by coordinating their work in this manner, they can best understand and address the needs of all key constituencies: the stockholders, the company, and the executives.
In 2023, Workiva incurred approximately $281,000 in fees in connection with services performed by WTW as the Committee's executive compensation consultant. Further, management retained WTW or its affiliates for consulting services with respect to employee benefits and compensation at an aggregate cost of approximately $201,600 for Health and Group Benefits consulting in
2023. The Committee was aware of the nature of these other services provided by WTW or its affiliates that management approved in the ordinary course of business. Based on a consideration of various factors, the Committee does not believe that its relationship with WTW and the work of WTW and its affiliates on behalf of the Committee and management have raised any conflict of interest.
The Committee reviews these factors and receives written confirmation from WTW stating its belief that it remains an independent compensation consultant to the Committee.
The compensation consultant provides the Committee and the Board with guidance regarding the amount and types of compensation we provide to our executives and how these compare to peer company compensation practices, as well as other compensation-related matters. The compensation consultant also advises the Committee with respect to our equity plans and provides the Board with data that helps the Board develop our executive compensation program.
The compensation consultant attends meetings of the Committee as requested and also communicates with the Committee outside of meetings. The Committee may replace its compensation consultant or hire additional advisors at any time.
During fiscal year 2023, WTW provided the following services as requested by the Committee:
•Assisted in the development of the compensation market data we used to understand market competitive compensation practices;
•Reviewed and assessed our compensation practices and the cash and equity compensation levels of our executive officers (including equity-based incentive arrangements, stock ownership guidelines and change in control practices), including our NEOs, and also for members of our Board of Directors;
•Reviewed and assessed our current compensation programs to determine any changes that may need to be implemented in order to remain competitive with the market, as well as conducting an equity burn rate and overhang analysis;
•Reviewed and assessed a broad range of compensation practices against peer companies to ensure alignment with market practices;
•Advised on regulatory developments relating to executive compensation; and
•Collaborated on the risk assessment relating to employee compensation, including all performance-based incentive arrangements.
In electing to engage WTW, the Committee took into consideration all factors relevant to WTW's interactions with the Company’s management and concluded that no conflict of interests existed that would prevent WTW from independently advising the Committee.
With the assistance of WTW, the Committee utilized market data to better inform its determination of the key elements of our compensation program in order to develop a compensation program that the Committee believes will enable us to compete effectively for new employees and retain existing employees. In general, this market data consists of compensation information from publicly available sources including proxy statements and third-party compensation surveys.
WTW reviews our competitive markets annually to determine the appropriateness of various sources of market data based on a variety of factors including: similarities in revenue levels and size of market capitalization and enterprise value, similarities to the industries in which we operate, the overlapping labor market for top management talent, our status as a publicly traded, U.S.-based
SaaS company and various other characteristics.
For the determination of compensation of our NEOs for fiscal year 2023, the Committee analyzed total compensation practices for executives in a peer group of companies, with a focus on SaaS companies, to serve as the basis for our compensation review process in 2023.
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WORKIVA INC.        2024 PROXY STATEMENT27
The Committee believes that this data is representative of companies that compete with us for executive talent and are similar to us in revenue, revenue growth rate, market capitalization, industry, and size. The Committee also determined that the companies in the peer group generally have executive officer positions that are comparable to ours in terms of breadth, complexity, and scope of responsibilities.
This peer group includes the following companies:

Alteryx, Inc.	Everbridge, Inc.	RingCentral, Inc.
AppFolio, Inc.	HubSpot, Inc.	Smartsheet, Inc.
Aspen Technology, Inc.	MicroStrategy Inc.	Splunk, Inc.
Avalara, Inc.	OKTA, Inc.	Twilio, Inc.
BlackLine, Inc.	Qualys, Inc.	Zendesk, Inc.
Coupa Software Inc.	Rapid7, Inc.
For the 2024 review process, the Committee added Altair Engineering, Inc., Five9, Inc., PagerDuty, Inc., and SPS Commerce Inc.,
and removed Alteryx, Inc., Everbridge, Inc., Splunk, Inc., and Twilio, Inc. Additionally, Avalara, Inc., Coupa Software Inc., and
Zendesk, Inc. were dropped due to having recently been acquired.
While the Committee and our Board of Directors will consider the compensation levels of the executives at the companies in our primary compensation peer group to provide a general understanding of market practices among similar companies, we will not benchmark or specifically set compensation levels based on the percentile levels reflected by the compensation peer group.
Instead, we will consider a number of factors in addition to this market data, such as skills, experience, functional position, leadership roles and competition for talent, to determine the appropriate level of compensation on an individual basis. As a result, the target compensation opportunity for an individual executive may be higher or lower than market norms. In making this assessment, we also recognize the compensation opportunity for superior performers based on their achievement may be at the high end of the market range for pay practices.
Executive Compensation Program Elements
The key elements of our executive compensation program include base salary, annual cash bonuses, and equity-based awards.
Each executive officer’s compensation has been designed to provide a combination of pay elements that are tied to achievement of our short-term and long-term financial and operational objectives. All of these elements are intended to work in aggregate to provide an overall competitive compensation opportunity. In particular, we believe our use of RSU and PSU awards promotes a culture of long-term value creation, while cash bonuses payable based upon annual performance drive achievement of near-term objectives.
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WORKIVA INC.        2024 PROXY STATEMENT28
Base Salary
We believe we must offer competitive base salaries to attract, motivate and retain all employees, including our executives. The
Committee has generally set the base salaries for our executives, including the NEOs, based on three primary factors:
•A comparison to the base salaries paid by the companies in our compensation peer group;
•The overall compensation that each executive may potentially receive during his or her employment with us; and
•Internal parity considerations with respect to the base salaries of other executives who are comparably situated in terms of reporting structure and level of responsibility.
We did not increase base salaries for any 2023 NEO, except for Ms. Iskow in connection with her promotion to CEO, as we believed that base salaries remained appropriate for those executive officers.
2023 base salaries for our NEOs are shown in the table below, as well as in the Summary Compensation Table found later in this document.

Named Executive Officer	2023 Base Salary (Annualized) ($)
Julie Iskow	610,000
Jill Klindt	400,000
Brandon Ziegler	400,000
Michael Hawkins	400,000
Martin J. Vanderploeg, Ph.D. (1)	690,000
Jeffrey Trom, Ph.D. (2)	262,500
(1)Mr. Vanderploeg's base salary was paid through March 31, 2023, the effective date of his retirement as CEO.
(2)Mr. Trom's base salary was paid through February 1, 2023, the effective date of his retirement as CTO.
These salaries are intended to provide a stable level of fixed compensation to our executive officers, including our NEOs, for performance of their day-to-day responsibilities. In making a determination as to whether increases to the base salaries for each of our NEOs were necessary, the Committee took into account the demand for executive talent in the industry and geographic areas in which we compete for talent. The Committee also recognized the importance of retaining this executive team and the role the base salary plays in retention, particularly considering the significant roles of our NEOs in achieving our near- and long-term growth objectives, as well as the attractiveness of these executives in the market.
Non-Equity Incentive Plan Compensation
We adopted our 2023 Short-Term Incentive Plan as a non-equity incentive compensation plan to provide our NEOs the opportunity to earn a performance-based cash bonus based on the achievement of a combination of financial and non-financial objectives that are tied to our strategic plan.
In developing our 2023 incentive plan, we benchmarked best practices within our competitive markets with regard to pay levels, plan design and performance metrics. We also conducted a comprehensive review of the critical financial and strategic success factors of our business plan to determine the factors that will contribute most to our success. The Committee's objective was to construct a plan that motivates executives to achieve high levels of performance by recognizing and rewarding the results and behaviors that contribute to sustained success.
Performance measurement under our 2023 Short-Term Incentive Plan is based on three metrics we have identified as key success factors in achieving our growth strategies:
•Revenue growth
•Non-GAAP operating loss
•Operating cash flow
For purposes of our 2023 incentive plan, we defined (i) "revenue growth" as the percentage growth in revenue determined in accordance with generally accepted accounting principles ("GAAP") as reflected in our annual financial statements; (ii) "non-
GAAP operating loss" as GAAP operating loss as reflected in our annual financial statements adjusted to exclude expenses related to stock-based compensation and amortization of acquisition-related intangibles; and (iii) "operating cash flow" as our GAAP operating cash flow.
Of the three performance metrics under the 2023 Short-Term Incentive Plan, the Committee considered revenue growth to be most critical to maximizing the creation of value for stockholders.  While the Committee believes that it is desirable to minimize non-GAAP operating losses and keep operating cash flow positive, high levels of revenue growth have a disproportionate impact on market perceptions of
Workiva. Accordingly, the Committee assigned the heaviest weight among these metrics to revenue growth under the 2023 plan.
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WORKIVA INC.        2024 PROXY STATEMENT29
The Committee set the following performance targets for the 2023 Short-Term Incentive Plan, based on the 2023 operating budget approved by our Board of Directors, and weighted these metrics as follows (dollar amounts shown in thousands):

Performance Metric	Target	Weighting
Revenue Growth	17.1%	60%
Non-GAAP Operating Loss	$(6,504)	20%
Operating Cash Flow	$32,722	20%
Targeted payout levels are expressed as a percentage of base salary and established for each participant. The targets under our
2023 incentive plan for each executive are shown below:

Named Executive Officer (1)	2023 Target Bonus
Julie Iskow	125%
Jill Klindt	75%
Brandon Ziegler	75%
Michael Hawkins	90%
(1)Messrs. Vanderploeg and Trom did not have target bonuses set for them due to their respective retirements in fiscal 2023.
Each NEO's target bonus was determined by the Committee based on that NEO’s title and/or role. The Committee believed the financial performance components of the 2023 incentive plan were achievable, but appropriately challenging, based on market climate and internal budgeting and forecasting. The 2023 Short-Term Incentive Plan sets threshold, target and maximum performance levels, which are used to determine the percentage of target bonus to be paid out, with payouts ranging from 0% to
150% of targeted payout levels (e.g., the maximum bonus payout for an individual with a targeted payout level of 75% of annual base salary would be 112.5% of annual base salary).
The following table outlines the threshold, target, and maximum financial performance objectives for the 2023 Short-Term Incentive
Plan and the resulting payout percentages:

		Threshold	Target	Maximum
Performance	<80%	80%	100%	>120%
Payout	—%	50%	100%	150%
Performance between threshold and target and between target and maximum will be interpolated.
In addition to the financial metrics discussed above, the Committee also considers performance relative to key strategic goals that are generally non-financial in nature, as well as individual NEO performance. Based on the Committee’s assessment of these factors, the Committee can exercise discretion to modify the calculated payout derived from the matrix shown above to determine final payout amounts. As a result, the final award may be higher or lower than the calculated amount.
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WORKIVA INC.        2024 PROXY STATEMENT30
2023 Performance Results
Based on Company actual performance relative to the financial goals set under the 2023 incentive plan, the award for each executive would be payable at or near 120% of their individual target (dollar amounts shown in thousands):

Performance Metric	Target	Actual Results	Achievement of Target

Revenue Growth	17.1%	17.1%	100.0%
Non-GAAP Operating (Loss) Income	$(6,504)	$10,184	256.6%
Operating Cash Flow	$32,722	$70,875	216.6%
The final payout amounts under our 2023 Short-Term Incentive Plan for each individual executive were approved at the amounts shown below:

Executive	2023 Base Salary ($)	2023 Target Bonus ($)	2023 Target Bonus (%)	2023 Calculated Bonus ($)	2023 Approved Bonus Payout ($)	Approved Bonus Payout as a % of Base Salary

Julie Iskow	610,000	762,500	125%	915,000	915,000	150%
Jill Klindt	400,000	300,000	75%	360,000	360,000	90%
Brandon Ziegler	400,000	300,000	75%	360,000	360,000	90%
Michael Hawkins	400,000	360,000	90%	432,000	432,000	108%
Equity Incentives
We believe that providing long-term incentives in the form of equity awards encourages our NEOs to take a long-term outlook and provides our NEOs with an incentive to manage our business from the perspective of an owner with an equity stake in the business.
By providing opportunities for our NEOs to benefit from future successes in our business through the appreciation of the value of their equity awards, the Committee believes that equity awards align our NEOs’ interests and contributions with the long-term interests of our stockholders. In addition, the Committee believes that offering meaningful equity ownership in the Company assists us in retaining our NEOs.
The Committee periodically reviews our equity compensation program from a market perspective, as well as in the context of our overall compensation philosophy. The Committee also considers the appropriateness of various equity vehicles, as well as overall program costs (which include both stockholder dilution and compensation expense), when evaluating long-term incentive compensation. Further, the Committee considers competitive market data and competitive positioning analysis, as well as our recruitment and retention strategies. Finally, the Committee considers each NEO's individual performance, as well as the size and vesting schedule of previous equity awards to each NEO.
The annual equity awards granted to our NEOs are in the form of RSUs and PSUs. The Committee intends that future equity grants will continue to be awarded as a combination of RSUs and PSUs, and believes that this practice better aligns us with practices in our peer companies.
The Committee believes that RSUs and PSUs provide the following benefits:
•RSUs help us better manage potential dilution to stockholders since they require fewer shares to provide the same date of grant value to employees.
•RSUs are more valued by our employees than stock options because they have value at the date of grant.
•RSUs are more consistent with the ownership culture we have created at Workiva.
•RSUs are simpler to communicate to employees because the grant value is based on the current stock price rather than complex Black-Scholes or binomial calculations.
•RSUs more closely align management with the downside risk associated with full stock ownership similar to investors.
•PSUs encourage our NEOs to attain key corporate objectives over time.
•PSUs are aligned with our pay-for-performance philosophy by providing rewards at two levels: the number of shares earned based on performance and the value of the shares when they vest.
•PSUs can provide significantly higher value than RSUs, but are less risky and less dilutive than stock options.
Our RSUs typically vest over time, and our PSUs are earned based on the attainment of certain performance metrics. We believe both
RSUs and PSUs help incentivize our executives to build value that can be sustained over the longer term. Because RSUs have value to the recipient as of the date of grant, and PSUs provide the opportunity for substantial upside based on performance, RSUs and PSUs help us retain and incentivize employees during their vesting periods by providing a high reciprocal value and also result in us granting awards with fewer underlying shares of our common stock as compared to stock options with an equivalent grant date fair value.
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WORKIVA INC.        2024 PROXY STATEMENT31
For 2023, 70% of the value of our annual equity grant was awarded in the form of RSUs that vest in three equal annual installments, and 30% of the value of such awards were granted in the form of PSUs. The PSUs granted in 2023 (the "2023 PSUs") are earned between 0% and 200% based on the achievement of applicable annual revenue growth rate goals and certified by the Committee.
Subject to the continued employment of the NEO and achievement of applicable annual growth rate goals, the 2023 PSUs will vest in three equal tranches following the completion of each calendar year in the three-year performance period. We believe this is consistent with the approach taken by companies in the SaaS sector, which is highly competitive and rapidly evolving. Based on the applicable annual revenue growth of the Company in 2023, the first tranche of the 2023 PSUs vested and were earned at 100% of target.
RSUs and PSUs are subject to the terms and conditions set forth in the form of our restricted stock unit award agreement and our performance restricted stock unit grant agreement, respectively, and our 2014 Equity Incentive Plan.
For 2023, the Committee targeted providing each of our NEOs with annual equity award grants that were competitive with those of peer executives at comparable companies. Ms. Iskow was also awarded an additional RSU grant on April 1, 2023, as part of her promotional increases for her new role as Workiva's Chief Executive Officer. Given the competitive nature of the industry in which we operate, the Committee believes equity compensation at this level is generally required to retain our existing NEOs and to hire new executive officers when and as required.
Details of RSU and PSU grants to NEOs are provided in the "Grants of Plan-Based Awards" table presented below.
Benefits and Perquisites
Our NEOs also generally participate in other benefit plans on the same terms as all of our other employees. These plans include our medical and dental insurance, life insurance and short- and long-term disability insurance programs, as well as customary vacation, leave of absence and other similar policies. In addition, we provide our executives with a supplemental disability income insurance policy. The premiums for this supplemental disability insurance are included in All Other Income in the Summary Compensation
Table below. We generally do not provide other perquisites or personal benefits to our NEOs.
We sponsor a 401(k) Savings and Investment Plan, which is a qualified defined contribution retirement plan offered to all eligible employees, including our NEOs. This plan allows participants to elect to defer a portion of their compensation on a pre-tax basis, up to the limits imposed by the Internal Revenue Code (the "Code"). In 2023, we provided a 401(k) match to our employees in the U.S., including our NEOs, of 100% of the first 6% of contributions, up to $3,000 per calendar year.
Employment Arrangements
We have entered into employment agreements with all of our NEOs. These agreements provide for at-will employment and generally include an initial base salary, an indication of eligibility for an annual cash incentive award opportunity, and equity awards at the discretion of our Board. These agreements also contain restrictions on non-competition and non-solicitation for the six-month period following termination, subject to applicable law. In addition, each of our executive officers, including our NEOs, has executed our standard confidential information and invention assignment agreement. Our employment agreements with our NEOs also require us to make specific payments and benefits in connection with the termination of each NEO's employment under certain circumstances.  For a description of these payments and other benefits, see "Executive Compensation - Potential Payments upon
Termination or Change in Control." We believe that these severance arrangements help us to attract and retain key management talent in an industry where there is significant competition for management talent. We also believe that these agreements provide retention value by encouraging our NEOs to continue service with us and increase stockholder value by reducing any potential distractions caused by the possibility of an involuntary termination of employment or a potential change in control, allowing our
NEOs to focus on their duties and responsibilities.
Other Compensation Policies
Stock Ownership Guidelines
Our Board of Directors has adopted stock ownership guidelines for our NEOs and the non-employee members of our Board of
Directors. These guidelines are intended to align the financial interests of our NEOs and the non-employee members of our Board of
Directors with our stockholders by requiring them to acquire and maintain a meaningful ownership interest in our common stock.
These guidelines are intended to take into account an individual’s needs for portfolio diversification, while maintaining an ownership interest at levels sufficient to assure our stockholders of management’s commitment to long-term value creation.
Specifically, the guidelines require our NEOs and the non-employee members of our Board of Directors to acquire and hold shares
(including restricted stock units) of our common stock with an aggregate value at least equal to the following multiple of their annual base salary or cash retainer, as applicable:

Position	Stock Ownership Requirement

Chief Executive Officer	Six times annual base salary
Other Executive Officer	Three times annual base salary
Non-Employee Member of Board of Directors	Five times annual cash retainer
Executive Officers have five years, and non-employee members of our Board of Directors have three years, from the effective date of the guidelines or, if later, from commencement of service as an executive officer or non-employee member of our Board of
Directors, to achieve compliance with the applicable guideline. Thereafter, compliance is assessed on an annual basis. As of April 1,
2024, all NEOs and non-employee members of our Board of Directors were in compliance with these guidelines.
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If, at the applicable compliance measurement date, a covered individual does not meet the applicable guideline, then, until he or she is in compliance with the guidelines, he or she will be expected to hold 50% of the net shares acquired thereafter as a result of the exercise, vesting or settlement of any equity award received from us.
Stock Trading Practices
Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Hedging transactions may permit a director, officer or employee to continue to own our securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer or employee may no longer have the same objectives as our other stockholders. Therefore, directors, officers and employees are prohibited by our Insider Trading Policy from engaging in any such transactions.
Further, our Insider Trading Policy prohibits a director, officer or employee from entering into any arrangement where our securities are held in a margin account or pledged as collateral. Such arrangements could lead to the sale of our securities, without the consent of the director, officer or employee, by the broker in the event of a failure to meet a margin call, or by the lender in foreclosure in the event of a loan default, at a time when the director, officer or employee may be aware of material nonpublic information or is otherwise not permitted to trade in our securities.
Our Insider Trading Policy includes guidelines for Rule 10b5-1 trading plans that permit our directors and certain employees, including our NEOs, to adopt Rule 10b5-1 trading plans. Under our 10b5-1 trading plan guidelines, 10b5-1 trading plans may only be adopted or modified during an open trading window under our Insider Trading Policy and only when such individual does not otherwise possess material nonpublic information about our Company.
Compensation Recoupment ("Clawback") Policy
Our executive employment agreements and equity award agreements provide that any incentive-based compensation, or any other compensation, paid to an executive that is subject to recovery in the event that the executive's intentional misconduct or fraud causes or is a contributing factor that causes us to restate all or a portion of our financial statements or under any law, government regulation or stock exchange listing requirement, will be subject to all deductions and clawbacks as may be required to be made pursuant to any applicable law, government regulation or stock exchange listing requirement.
On October 26, 2022, the SEC adopted final rules that direct the NYSE to establish listing standards that require listed issuers to adopt and comply with written clawback policies meeting certain conditions. On June 9, 2023, the SEC approved the NYSE's proposed listing standards, which went into effect on October 2, 2023 and directed NYSE-listed issuers to adopt compliant clawback policies by no later than December 1, 2023. Our Board of Directors approved our revised clawback policy on October 26, 2023, which was amended to ensure compliance with the SEC final rules, the NYSE listing standards, and the Dodd-Frank Wall Street
Reform and Consumer Protection Act.
Equity Award Grant Practices
The majority of our equity awards to executives are granted on an annual basis in February. New hire and ad hoc awards are generally granted monthly throughout the year. It is our practice to grant equity awards on the first trading day of the month following the month in which the awards were approved.
Severance
We believe that having in place reasonable and competitive severance arrangements are essential to attracting and retaining highly qualified executive officers. We monitor competitive practices in the market and we believe that our severance policy is well aligned with those of our peers. More importantly, the Committee believes that our policy fosters stability within executive management by helping our executives maintain continued focus and dedication to their responsibility to maximize stockholder value, including in the event of a transaction that could result in a change in control of our Company. Our ability to build the exceptional leadership team we have in place today was due in large part to our having a full complement of compensation tools available to us and the flexibility to use them. This includes the ability to leverage our severance policy, which includes protections in the event of a change in control.
We do not provide any contractual tax reimbursement payments (including “gross-ups”) on any severance or change-in-control payments or benefits. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a release of claims in favor of the Company as a condition to receiving severance payments or benefits. The Committee strongly believes that our severance policy, which is guided by our compensation philosophy and governance practices and policies, is both reasonable and competitive.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Generally, Section 162(m) of the Code disallows a tax deduction to any publicly held corporation for any remuneration in excess of
$1 million paid in any taxable year to its chief executive officer and to certain other highly compensated officers, who are referred to as
"covered employees." Under tax laws in effect prior to January 1, 2018, remuneration in excess of $1 million paid to covered employees was deductible if, among other things, it qualified as "performance-based compensation" within the meaning of the Code. This exception from the deduction limit under Section 162(m) of the Code for performance-based compensation was repealed in the tax reform legislation signed into law on December 22, 2017. In addition, the definition of covered employee has been expanded to include the chief financial officer, and provides that once an individual becomes a covered employee, that individual will remain a covered employee for all future years for purposes of applying the limit to compensation paid to such individual or his or her beneficiaries.
Taxation of "Parachute" Payments and Deferred Compensation
We did not provide any executive officer, including any NEO, with a "gross-up" or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999 or 409A of the Code during fiscal year 2023, and we
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WORKIVA INC.        2024 PROXY STATEMENT33
have not agreed and are not otherwise obligated to provide any NEO with such a "gross-up" or other reimbursement.
Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control that exceeds certain prescribed limits, and that we, or a successor company, may forfeit a deduction on the amounts subject to this additional tax. Section 409A also imposes additional significant taxes on the individual in the event that an executive officer, director or other service provider receives "deferred compensation" that does not meet the requirements of Section 409A of the Code.
Accounting Considerations
Authoritative accounting guidance on stock compensation requires measurement of the compensation expense for all share-based awards made to employees (such as our NEOs) and directors based on the grant date "fair value" of the awards. The Committee considers the the impact of FASB ASC Topic 718 when making share-based compensation awards. Even though our NEOs and directors may realize no value from their equity awards, these values have been calculated for accounting purposes and reported in the tables below. This guidance also requires us to recognize the compensation cost of share-based awards in our income statements over the period that the NEO or director is required to continue service with us in order to vest in the equity award.
Compensation Risk Assessment
The Committee has reviewed our compensation policies and believes that our policies do not encourage excessive or inappropriate risk taking and that any level of risk that they do encourage is not reasonably likely to have a material adverse effect on the
Company. As part of its assessment, the Committee considered, among other factors, the allocation of compensation among base salary and short- and long-term compensation, our approach to establishing company-wide and individual financial, departmental and other performance targets, our bonus structure of payouts and the nature of our key performance metrics. We also considered factors in place both as part the design of each compensation plan and through Company policy that would mitigate the possibility of unintended consequences. We believe these practices encourage our employees to focus on sustained long-term Company growth, which we believe will ultimately contribute to the creation of stockholder value.
Compensation Committee Report
Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Regulation S-K
Item 402(b) (the "CD&A") with management and based upon such review and discussion, our Compensation Committee recommended to our Board that the CD&A be included in our Proxy Statement.

COMPENSATION COMMITTEE

Ms. Brigid A. Bonner (Chair)
Mr. David S. Mulcahy
Mr. Suku Radia
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WORKIVA INC.        2024 PROXY STATEMENT34
Compensation Tables
Summary Compensation Table
The table below sets forth the annual compensation earned by our NEOs for the years ended December 31, 2023, 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)

Julie Iskow	2023	601,250	—	11,639,648		—	915,000	94,065	(3)	13,249,963
President, Chief Executive Officer and Director	2022	575,000	—	5,780,046		—	489,555	55,494		6,900,095
	2021	575,000	—	6,000,007		—	862,500	26,986		7,464,493

Jill Klindt	2023	400,000	—	4,039,704		—	360,000	25,139	(4)	4,824,843
Executive Vice President, Chief Financial Officer and Treasurer	2022	400,000	—	3,697,035		—	255,420	3,700		4,356,155
	2021	391,667	—	4,557,810		—	450,000	650		5,400,127

Brandon Ziegler	2023	400,000	—	3,349,993		—	360,000	37,395	(5)	4,147,388
Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary	2022	400,000	—	3,124,931		—	255,420	20,503		3,800,854
	2021	400,000	—	3,700,089		—	450,000	2,469		4,552,558

Michael Hawkins	2023	400,000	—	3,079,013		—	432,000	48,620	(6)	3,959,633
Executive Vice President of Sales

Martin J. Vanderploeg, Ph.D.	2023	172,500	—	6,464,946	(2)	—	—	1,601,202	(7)	8,238,648
Director, Former Chief Executive Officer	2022	690,000	—	6,250,049		—	734,333	39,515		7,713,897
	2021	690,000	—	7,760,034		—	1,293,750	47,486		9,791,270

Jeffrey Trom, Ph.D.	2023	18,750	—	—		—	—	92,473	(8)	111,223
Former Executive Vice President, Chief Technology Officer	2022	262,500	—	4,400,035		—	223,493	69,993		4,956,021
	2021	450,000	—	3,800,044		—	675,000	20,866		4,945,910
(1)The amounts reported are computed in accordance with FASB ASC Topic 718 based on the closing price of our Class A common stock on the date of grant. The grant date fair value of each PSU award reflects the value on the date a mutual understanding of key terms and conditions of the awards was reached and performance achievement at target level. The aggregate grant date fair value of a PSU award in the event of maximum achievement would be 200% of the grant date fair value presented. These amounts do not reflect the actual economic value that may ultimately be realized by the NEOs.
(2)Includes the aggregate grant date fair value of 2,217 shares of restricted stock units granted to Mr. Vanderploeg for his services as a non-employee director who was serving as a director on May 30, 2023.
(3)Includes $66,041 of premiums paid for supplemental disability insurance, as well as an employer match on 401(k) contributions of $3,000, an annual service award payable to all employees, and earnings related to an annual sales event of $23,778 (which includes a tax gross up of $12,174).
(4)Includes $11,855 of premiums paid for supplemental disability insurance, as well as an employer match on 401(k) contributions of $3,000, an annual service award payable to all employees and earnings related to an annual sales event of $9,329 (which includes a tax gross up of $4,225).
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WORKIVA INC.        2024 PROXY STATEMENT35
(5)Includes $25,281 of premiums paid for supplemental disability insurance, as well as an employer match on 401(k) contributions of $3,000, an annual service award payable to all employees and earnings related to an annual sales event of $7,919 (which includes a tax gross up of $3,698).
(6)Includes $23,597 of premiums paid for supplemental disability insurance, as well as an employer match on 401(k) contributions of $3,000, an annual service award payable to all employees and earnings related to an annual sales event of $18,768 (which includes a tax gross up of $9,290).
(7)Includes the following received related to termination ($79,615 for a payout of accrued but unused time off, $1,380,000 for a lump sum cash payment, and $19,996 for COBRA coverage), $7,601 of premiums paid for supplemental disability insurance, earnings related to an annual sales event of $10,834 (which includes a tax gross up of $4,523), $95,525 for payments associated with Mr. Vanderploeg's service as a non-employee director and $6,372 related to personal use of a chartered plane.
(8)Includes $90,000 of payments made for consulting services pursuant to a consulting agreement entered into with the Company.
Grants of Plan-Based Awards
The following table sets forth information relating to plan-based incentive awards granted to our NEOs during 2023.

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	Grant Date Fair Value of Stock Awards ($)(5)
Name	Grant Date(3)		Award Date(3)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Julie Iskow	02/01/2023	(6)	01/30/2023	—	—	—	—	—	—	56,579	5,249,965
	02/01/2023	(7)	01/30/2023	—	—	—	12,124	24,248	48,496	—	2,139,644
	02/17/2023			381,250	762,500	1,143,750	—	—	—	—	—
	04/03/2023	(6)	02/17/2023	—	—	—	—	—	—	42,138	4,250,039
Jill Klindt	02/01/2023	(6)	01/30/2023	—	—	—	—	—	—	30,930	2,869,995
	02/01/2023	(7)	01/30/2023	—	—	—	6,628	13,256	26,512	—	1,169,709
	02/17/2023			150,000	300,000	450,000	—	—	—	—	—
Brandon Ziegler	02/01/2023	(6)	01/30/2023	—	—	—	—	—	—	25,649	2,379,971
	02/01/2023	(7)	01/30/2023	—	—	—	5,497	10,993	21,986	—	970,022
	02/17/2023			150,000	300,000	450,000	—	—	—	—	—
Michael Hawkins	02/01/2023	(6)	01/30/2023	—	—	—	—	—	—	23,575	2,187,524
	02/01/2023	(7)	01/30/2023	—	—	—	5,052	10,103	20,206	—	891,489
	02/17/2023			180,000	360,000	540,000	—	—	—	—	—
Martin J. Vanderploeg, Ph.D.	02/01/2023	(6)	01/30/2023	—	—	—	—	—	—	67,356	6,249,963
	05/30/2023	(8)	05/30/2023	—	—	—	—	—	—	2,217	214,982
(1)Represents awards made pursuant to our 2023 Short-Term Incentive Plan. Actual payouts under this plan were determined by the Compensation Committee based on our 2023 performance. See "Compensation Discussion and Analysis - Executive Compensation Program Elements - Non-Equity Incentive Plan Compensation" for further discussion of our
2023 Short-Term Incentive Plan and the payouts thereunder.
(2)Represents awards of PSUs granted pursuant to our 2014 Equity Incentive Plan.
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WORKIVA INC.        2024 PROXY STATEMENT36
(3)The Compensation Committee approved annual equity awards at the January 2023 Compensation Committee meeting for Mses. Iskow and Klindt and Messrs. Vanderploeg,
Hawkins and Ziegler. In accordance with our equity award grant practices, the grant date is the first trading day of the month following the month in which grants are approved.
The Compensation Committee approved an equity grant at the February 2023 Compensation Committee meeting for Ms. Iskow in accordance with her promotion to President and
CEO effective the first trading day following the date of Ms. Iskow's appointment as President and CEO. At the May 2023 Compensation Committee meeting, the Committee approved an equity award for Mr. Vanderploeg who joined the Board as a Non-Employee Director.
(4)Represents awards of restricted stock units granted pursuant to our 2014 Equity Incentive Plan.
(5)Reflects the aggregate grant date fair value determined in accordance with FASB ASC Topic 718 based on the closing price of our Class A common stock on the date of grant.
With respect to the PSU awards, amounts are based on the date a mutual understanding of key terms and conditions was reached and probable outcome of the applicable performance conditions at the time of grant, which is target level performance, calculated in accordance with ASC 718.
(6)Vests in three equal annual installments commencing on the first anniversary of the grant date subject to the individual’s continued service with us through each vesting date.
(7)Vests in three equal annual installments commencing on the first anniversary of the grant date, subject to performance conditions. The performance period for these PSUs, which contain performance conditions related to our 2023-2025 revenue growth rates, ends on December 31, 2025.
(8)Vests in full on the first anniversary of the RSU Grant Date.
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WORKIVA INC.        2024 PROXY STATEMENT37
Outstanding Equity Awards at Fiscal Year-End
The table below sets forth the outstanding equity awards held by the NEOs as of December 31, 2023. Mr. Vanderploeg elected to defer settlement of certain vested restricted stock units pursuant to the terms of a deferral election. The deferred, vested restricted stock units are not included in the table below. For more information about these deferred units, see the section titled "Pension Benefits & Nonqualified Deferred Compensation" contained in this proxy statement.

	Option Awards						Stock Awards
Name	Option/ Stock Award Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Market Value of Unearned Shares or Units of Stock That Have Not Vested ($)(1)
Julie Iskow	02/01/2021	(2)	—	—	—	—	12,181	1,236,737	—	—
	09/01/2021	(3)	—	—	—	—	8,050	817,317	—	—
	02/01/2022	(4)	—	—	—	—	—	—	6,441	653,955
	02/01/2022	(2)	—	—	—	—	19,323	1,961,864	—	—
	03/01/2022	(2)	—	—	—	—	7,107	721,574	—	—
	02/01/2023	(5)	—	—	—	—	—	—	12,124	1,230,950
	02/01/2023	(2)	—	—	—	—	56,579	5,744,466	—	—
	04/03/2023	(2)	—	—	—	—	42,138	4,278,271	—	—
Jill Klindt	07/03/2017	(6)	25,000	—	18.60	07/02/2027	—	—	—	—
	02/01/2021	(2)	—	—	—	—	1,152	116,963	—	—
	03/01/2021	(2)	—	—	—	—	823	83,559	—	—
	03/01/2021	(2)	—	—	—	—	7,505	761,983	—	—
	09/01/2021	(3)	—	—	—	—	5,600	568,568	—	—
	02/01/2022	(4)	—	—	—	—	—	—	5,149	522,778
	02/01/2022	(2)	—	—	—	—	15,445	1,568,131	—	—
	02/01/2023	(5)	—	—	—	—	—	—	6,628	672,941
	02/01/2023	(2)	—	—	—	—	30,930	3,140,323	—	—
Brandon Ziegler	04/01/2020	(7)	—	—	—	—	16,171	1,641,842	—	—
	02/01/2021	(2)	—	—	—	—	6,914	701,978	—	—
	09/01/2021	(3)	—	—	—	—	5,600	568,568	—	—
	02/01/2022	(4)	—	—	—	—	—	—	3,655	371,092
	02/01/2022	(2)	—	—	—	—	10,967	1,113,480	—	—
	03/01/2022	(2)	—	—	—	—	3,077	312,408	—	—
	02/01/2023	(5)	—	—	—	—	—	—	5,497	558,060
	02/01/2023	(2)	—	—	—	—	25,649	2,604,143	—	—
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WORKIVA INC.        2024 PROXY STATEMENT38

	Option Awards						Stock Awards
Name	Option/ Stock Award Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Market Value of Unearned Shares or Units of Stock That Have Not Vested ($)(1)
Michael Hawkins	02/03/2020	(7)	—	—	—	—	1,625	164,986	—	—
	05/01/2020	(7)	—	—	—	—	6,966	707,258	—	—
	02/01/2021	(7)	—	—	—	—	10,370	1,052,866	—	—
	09/01/2021	(3)	—	—	—	—	5,600	568,568	—	—
	02/01/2022	(4)	—	—	—	—	—	—	3,655	371,092
	02/01/2022	(2)	—	—	—	—	10,967	1,113,480	—	—
	02/01/2023	(5)	—	—	—	—	—	—	5,052	512,879
	02/01/2023	(2)	—	—	—	—	23,575	2,393,570	—	—
Martin J. Vanderploeg, Ph.D.	02/01/2016	(2)	84,210	—	14.74	01/31/2026	—	—	—	—
	02/01/2017	(2)	200,204	—	12.40	01/31/2027	—	—	—	—
	02/01/2021	(2)	—	—	—	—	16,461	1,671,285	—	—
	09/01/2021	(3)	—	—	—	—	9,660	980,780	—	—
	02/01/2022	(4)	—	—	—	—	—	—	8,704	883,717
	02/01/2022	(2)	—	—	—	—	26,111	2,651,050	—	—
	02/01/2023	(2)	—	—	—	—	67,356	6,838,655	—	—
	05/30/2023	(8)	—	—	—	—	2,217	225,092	—	—
Jeffrey D. Trom, Ph.D.	02/01/2021	(9)	—	—	—	—	6,584	668,474	—	—
	09/01/2021	(9)	—	—	—	—	6,300	639,639	—	—
	02/01/2022	(4)(10)	—	—	—	—	—	—	6,127	622,074
	02/01/2022	(9)	—	—	—	—	18,383	1,866,426	—	—
(1)The market value of unvested stock awards is based on the closing market price of our Class A common stock on December 31, 2023 of $101.53.
(2)Vests in three equal annual installments commencing on the first anniversary of the grant date.
(3)Vests as to 25% of the shares on the first anniversary, 25% of the shares on the second anniversary, and 50% of the shares on the third anniversary.
(4)Vests in three equal annual installments commencing on the first anniversary of the grant date, subject to performance conditions which are reflected in the table at 100% achievement.
(5)Vests in three equal annual installments commencing on the first anniversary of the grant date, subject to performance conditions which are reflected in the table as earned at 50% of target.
(6)Vests as to 25% of the shares on the first anniversary of the grant date and as to 6.25% of the shares at the end of each three-month period thereafter.
(7)Vests in four equal annual installments commencing on the first anniversary of the grant date.
(8)Vests 100% one year from the grant date.
(9)Vesting was accelerated to January 31, 2024 in accordance with his consulting agreement.
(10)Vesting was accelerated to February 15, 2024 in accordance with his consulting agreement.
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WORKIVA INC.        2024 PROXY STATEMENT39
Option Exercises and Stock Vested
The following table sets forth information regarding stock option exercises and the value realized upon exercise, as well as all stock awards vested and the value realized upon vesting by our NEOs during the year ended December 31, 2023.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Valued Realized on Vesting ($)(1)
Julie Iskow	—	—	47,756	4,453,186
Jill Klindt	—	—	24,126	2,244,148
Brandon Ziegler	—	—	34,294	3,374,816
Michael Hawkins	—	—	24,606	2,348,180
Martin J. Vanderploeg, Ph.D.	—	—	55,094	5,155,421
Jeffrey D. Trom, Ph.D.	—	—	32,953	3,084,645
(1)The value realized upon vesting is equal to the number of shares vesting multiplied by the closing market price of our Class A common stock on the vesting date.
Pension Benefits & Nonqualified Deferred Compensation
We do not provide any defined benefit pension plans to our NEOs.
Our Nonqualified Deferred Compensation Plan allows our executive officers to elect to defer settlement of vested restricted stock units. Workiva does not make any contributions for executive officers under the Nonqualified Deferred Compensation Plan.
The following nonqualified deferred compensation table summarizes activities during 2023 and account balances relating to these deferred restricted stock units for our NEOs.

Name	Executive Contributions ($)	Aggregate Earnings ($)(1)	Aggregate Withdrawal/ Distributions ($)	Aggregate Balance at December 31, 2023 ($)(2)
Julie Iskow	—	—	—	—
Jill Klindt	—	—	—	—
Brandon Ziegler	—	—	—	—
Michael Hawkins	—	—	—	—
Martin J. Vanderploeg, Ph.D.	—	4,463,892	—	25,809,738
Jeffrey Trom, Ph.D.	—	6,002,835	25,088,712	—
(1)Reflects earnings or losses on shares deferred upon the vesting of restricted stock units, which consisted solely of changes in stock price of the NEO's deferred restricted stock units during 2023. These earnings are not included in the Summary
Compensation Table.
(2)Amount represents the cumulative value of the NEO's deferral activities, including earnings thereon as of December 31, 2023.  The reported dollar values are calculated by multiplying the number of deferred restricted stock units held by the NEO as of
December 31, 2023 by the closing price of our Class A common stock on December 31, 2023.  Includes the following amounts that have been reported as Stock Awards in the Summary Compensation Table for a prior fiscal year: Mr. Vanderploeg, $4,328,961.
Potential Payments upon Termination or Change in Control
We have an agreement with each of our NEOs that remains an employee. These employment agreements require us to make specific payments and benefits in connection with the termination of that NEO's employment under certain circumstances. In order to receive the severance benefits described below, each of these NEOs is obligated to execute a release of claims against us. The severance benefits described below apply to each NEO with an employment agreement (except as noted below pursuant to Mr.
Hawkins's employment agreement).
If the employment of any NEO is terminated by us for "cause" (as generally defined below) or by the NEO without "good reason" (as generally defined below), the NEO's employment agreement requires that we pay the NEO (i) accrued but unpaid salary and benefits and (ii) any earned but unpaid bonus from the prior year.
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If the employment of any NEO is terminated due to their death or disability, the NEO's employment agreement requires that we pay to them (i) accrued but unpaid salary and benefits, (ii) any earned but unpaid bonus from the prior year, (iii) a pro-rated bonus for the current year and (iv) a lump-sum payment equal to the NEO's annual base salary plus their target bonus for the current year. In addition, the employment agreement provides that the vesting of the officer's outstanding equity awards will be accelerated in the event of termination for death or disability.
If the employment of any NEO is terminated by us without cause or by the NEO for good reason, the NEO's employment agreement requires that we pay the NEO (i) accrued but unpaid salary and benefits, (ii) any earned but unpaid bonus from the prior year, (iii) a pro-rated bonus for the current year and (iv) a severance payment equal to two times the sum of the NEO's annual base salary plus their target bonus for the current year. In addition, in the event of termination by us without cause or by the NEO for good reason, the employment agreement provides that the vesting of the NEO's outstanding equity awards will be accelerated and that they will be released from their non-competition and non-solicitation restrictions.
If the employment of any NEO is terminated by us without cause or by the NEO for good reason in the three months prior to, or two years following, a change in control (or for Mr. Hawkins, within twelve months following a change in control), the NEO's employment agreement requires that we pay (i) accrued but unpaid salary and benefits, (ii) any earned but unpaid bonus from the prior year, (iii)
the NEO's target bonus for the year in which the termination occurs (or if greater, the year in which the change in control occurs) and
(iv) a severance payment equal to three times the sum of the NEO's annual base salary plus target bonus. In addition, in the event of termination by us without cause or by the NEO for good reason in the three months prior to or two years following a change in control, the employment agreement provides that the vesting of the NEO's outstanding equity awards will be accelerated and that the NEO will be released from his or her non-competition and non-solicitation restrictions. Except for Mr. Hawkins, under the NEOs'
employment agreements, a change in control would not, by itself, be deemed "good reason" or result in the accelerated vesting of outstanding equity awards except as set forth in the applicable award agreement. For Mr. Hawkins, a change in control would, by itself, result in the accelerated vesting of outstanding equity awards.
In the event a payment to one of our NEOs is subject to the excise tax imposed by Section 4999 of the Code (as a result of a payment being classified as a "parachute payment" under Section 280G of the Code), the employment agreement requires us to (i)
reduce that payment to the minimum extent necessary to ensure that no portion of the of the payment is subject to the excise tax, or
(ii) pay the amount in full if the NEO’s receipt on an after-tax basis of the full amount of payments and benefits (after taking into account the applicable federal, state, local and foreign income, employment and excise taxes (including the excise tax)) would result in the NEO receiving an amount greater than the reduced amount on an after-tax basis. The employment agreement requires that we make any reduction in a payment classified as a parachute payment under Section 280G in a manner that maximizes the NEO’s economic position.
For the purpose of the employment agreements, "cause" means generally the occurrence of any of the following:
•any action by the NEO which has or is reasonably expected to have a material adverse effect on the Company (or for Mr.
Hawkins, any action by the NEO while employed by us involving willful gross misconduct having a material adverse effect on the Company);
•the NEO’s willful failure to perform their material duties (or for Mr. Hawkins, his duties) (other than any such failure resulting from incapacity due to physical or mental illness);
•except for Mr. Hawkins, the NEO's use of alcohol or drugs which materially interferes with the performance of his / her duties and obligations;
•except for Mr. Hawkins, a material breach of a material term of the employment agreement or any material policy of the
Company, including its anti-harassment policy; or
•for Mr. Hawkins, being convicted of (a) a felony under the laws of the United States or any state or (b) a felony under the laws of any other country or political subdivision thereof involving moral turpitude.
For the purpose of the employment agreements with the NEOs, "good reason" means generally the NEO’s voluntary termination of employment following the occurrence of one or more of the following:
•a reduction in the NEO's base salary without the NEO’s consent, other than a general reduction in base salary that affects all similarly situated executives in substantially the same proportions;
•a material reduction in the NEO's target bonus opportunity from any target bonus opportunity in effect for the prior fiscal year without the NEO’s consent;
•a relocation of the NEO's principal place of employment by more than 50 miles without the NEO’s written consent;
•a material, adverse change in the NEO’s title, authority, duties or responsibilities (other than temporarily while the NEO’s is physically or mentally incapacitated or as required by applicable law) without the NEO’s written consent;
•a material adverse change in the reporting structure applicable to the NEO without the NEO’s written consent;
•for Mr. Hawkins, the voluntary termination of employment following any change in control of the Company; or
•the Company's failure to obtain an agreement from any successor to assume and agree to perform the employment agreement in the same manner and to the same extent that the Company would be required to perform if no succession had taken place, except where such assumption occurs by operation of law.
For the purpose of the employment agreements, "change in control" means the occurrence of any of the following:
•one person (or more than one person acting as a group) acquires beneficial ownership of the Company's voting securities that, together with the voting securities held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the Company’s then outstanding voting securities;
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WORKIVA INC.        2024 PROXY STATEMENT41
•one person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) beneficial ownership of the Company's voting securities possessing 30% or more of the total voting power of the Company’s then outstanding voting securities;
•a majority of the members of our Board of Directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of our Board of Directors before the date of appointment or election; or
•the sale of all or substantially all of the Company's assets.
Notwithstanding the foregoing, a change in control shall not occur unless the transaction constitutes a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets under Section 409A of the Code.
Mr. Vanderploeg retired as CEO on March 31, 2023 and entered into a transition agreement with the Company. The transition agreement supersedes Mr. Vanderploeg's prior employment agreement. The transition agreement provides for a lump-sum cash payment of
$1,380,000, with Mr. Vanderploeg's outstanding stock, options or equity-based compensation awards that have not yet vested remaining in effect. As Mr. Vanderploeg will continue to serve on the Board, his retirement as CEO was not considered a termination of service for the purposes of all awards granted to Mr. Vanderploeg while employed, including awards granted under the Workiva Inc. 2014 Equity
Incentive Plan.
Mr. Trom retired as our Chief Technology Officer on February 1, 2023. In connection with his retirement, we mutually agreed to terminate Mr. Trom's employment agreement and enter into a 12-month consulting agreement, which provides for a monthly retainer of $10,000 for Mr. Trom to consult with us on a periodic basis regarding research and development leadership. As a result, Mr. Trom has been excluded from the table below.
The following table describes the payments and benefits that we would owe to each of the NEOs who were employed by us at
December 31, 2023, pursuant to the applicable employment agreements (as described above), as well as the equity award agreements with our NEOs, and our 2014 Equity Incentive Plan. These amounts assume that (i) a termination of each of our NEOs and/or a change in control, as defined in our executive employment agreements, of the Company occurred on December 31, 2023 and (ii) the value of our common stock is equal to $101.53 per share (the closing market price on such date). The table does not reflect payments and benefits that are provided on a non-discriminatory basis to salaried employees generally upon termination, nor does it reflect amounts attributable to equity-based awards that were already vested. Termination of employment will accelerate the distribution of plan balances under our Nonqualified Deferred Compensation Plan. The value of this acceleration is not reflected in the table.

Named Executive Officer	Compensation	Termination on Death or Disability ($)	Termination Without Cause or for Good Reason ($)	Termination Without Cause or for Good Reason in connection with a Change in Control ($)(5)
Julie Iskow	Cash Severance (1)	1,862,055	3,234,555	4,880,000
	Equity Acceleration (2)	17,876,083	17,876,083	20,991,937
	Benefit Continuation (3)	22,709	22,709	22,709
	Total	19,760,847	21,133,347	25,894,646

Jill Klindt (4)	Equity Acceleration (2)	8,108,186	—	9,976,845
	Total	8,108,186	—	9,976,845

Brandon Ziegler	Cash Severance (1)	955,420	1,655,420	2,400,000
	Equity Acceleration (2)	8,429,630	8,429,630	9,916,841
	Benefit Continuation (3)	31,141	31,141	31,141
	Total	9,416,191	10,116,191	12,347,982

Michael Hawkins	Cash Severance (1)	1,015,420	1,775,420	2,640,001
	Equity Acceleration (2)	7,397,577	7,397,577	8,794,427
	Benefit Continuation (3)	—	31,141	31,141
	Total	8,412,997	9,204,138	11,465,569

(1)Ms. Iskow, Mr. Ziegler and Mr. Hawkins will receive cash severance representing the sum of (a) base salary and (b) target bonus, and a pro rata bonus payment based on the bonus received in the preceding calendar year if her/his employment is terminated because of death or disability. If termination is without cause or for good reason, Ms. Iskow and Messrs. Hawkins and Ziegler will receive cash severance equal to (a) two times the sum of base salary and target bonus, plus (b) a pro rata bonus payment based on the bonus received in the preceding calendar year. If she/he experiences a qualifying termination in connection with a change in control, Ms. Iskow and Messrs. Hawkins and Ziegler will receive cash severance equal to (a) three times the sum of base salary and target bonus based on the higher of current or prior year amounts, plus (b) an amount equal to her/his target bonus for that fiscal year in which the termination occurs (or, if greater, the year in which the change in control occurs).
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WORKIVA INC.        2024 PROXY STATEMENT42
(2)These amounts represent the value of restricted stock units and performance restricted stock units that were held by the NEO at the end of fiscal year 2023 and whose vesting would be accelerated. The value was calculated by multiplying the number of restricted stock units or performance restricted stock units whose vesting was accelerated by the closing market price of our stock on December 31, 2023. If the NEOs employment is terminated because of death or disability or without cause or for good reason, performance restricted stock units will vest at target performance. If the NEO experiences a qualifying termination in connection with a change in control, performance restricted stock units will vest at maximum performance. For more information regarding the number of unvested restricted stock units held by each of the NEOs, see the table under the caption
"Outstanding Equity Awards at Fiscal Year-End."
(3)Represents 18 months of COBRA benefits in the case of termination without cause or a termination of employment for good reason within the change in control period for Ms. Iskow, Mr. Ziegler and Mr. Hawkins and 18 months of COBRA benefits in the case of death or disability for Ms. Iskow and Mr. Ziegler.
(4)We entered into an employment agreement with Ms. Klindt on February 19, 2024. Under the terms of the new agreement, Ms.
Klindt is entitled to the payments described in footnotes one through three above upon the specified termination scenarios. For supplemental purposes we are providing estimated payments that would be due to Ms. Klindt had her employment agreement been in effect as of December 31, 2023. Termination upon death or disability: cash severance of $955,420 and equity acceleration of $8,108,186. Termination without cause or for good reason: cash severance of $1,655,420, equity acceleration of $8,108,186, and benefits continuation of $31,703. Termination without cause or for good reason in connection with a change in control: cash severance of $2,100,000, equity acceleration of $9,976,845, and benefits continuation of $31,703.
(5)In the event of a change in control without a corresponding termination, Mses. Iskow and Klindt would receive $6,045,401 and
$4,144,759 in equity acceleration, respectively and Messrs Ziegler and Hawkins would receive $5,080,460 and $8,794,427 in equity acceleration, respectively. These amounts represent the value of restricted stock units and performance restricted stock units that were held by the NEO at the end of fiscal year 2023 and whose vesting would be accelerated. The value was calculated by multiplying the number of restricted stock units or performance restricted stock units whose vesting was accelerated by the closing market price of our stock on December 31, 2023.
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WORKIVA INC.        2024 PROXY STATEMENT43
CEO PAY RATIO
The fiscal year 2023 total compensation of the median employee was $130,383, based on compensation of all employees who were employed as of December 31, 2023, "the determination date", other than our CEO Julie Iskow. Ms. Iskow was appointed CEO effective April 1, 2023. In accordance with applicable SEC rules, we annualized her salary and bonus for her service as our CEO, and added it to the other components of her pay disclosed in the Summary Compensation Table, to arrive at a value of $13,249,963.
Therefore, the ratio of these amounts (our "pay ratio") in fiscal year 2023 was approximately 1-to-102.
We believe this ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records, using the methodology described below:
•We selected December 31, 2023 as the effective date for identifying our median employee in accordance with applicable
SEC rules.
•IRS Form W-2 or W-2 equivalent earnings is our consistently applied compensation measure used to identify the median employee.
•We extracted the compensation data above for each employee active as of December 31, 2023 classified as full-time, part-time or intern for the 12-month period beginning January 1, 2023 and ending December 31, 2023.
•We annualized compensation of all newly hired employees based on the compensation they earned from their hire date through December 31, 2023.
•We converted earnings of our non-U.S. employees to U.S. dollars using the average currency exchange rates in effect during the period.
•We did not make any cost of living adjustments.
•We computed the median employee's pay based on the standard criteria used for determining Ms. Iskow's compensation in the Summary Compensation Table.
The SEC's rules for identifying the median employee and calculating the pay ratio allow companies to adopt a variety of methodologies. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as each company's pay ratio is based on its unique employee population, compensation practices and calculation methodology.
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WORKIVA INC.        2024 PROXY STATEMENT44
PAY VERSUS PERFORMANCE
The following table summarizes total compensation paid to our principal executive officer ("PEO") as set forth in our Summary Compensation Table, compensation actually paid to our PEO, average compensation paid to our non-PEO NEOs as set forth in our Summary Compensation Table, and average compensation actually paid to our non-PEO NEOs, each as calculated in accordance with SEC rules, and certain Company and peer group performance measures for the periods indicated:

	Summary Compensation Table Total for PEO ($) (1)		Compensation Actually Paid to PEO 1 ($) (2)(5)(6)				Value of initial Fixed $100 investment Based on:
Year	Iskow	Vanderploeg	Iskow	Vanderploeg	Average Summary Compensation Table Total for non-PEO NEOs ($) (3)	Average Compensation Actually Paid to non- PEO NEOs ($) (2)(5)(6)	Total Shareholder Return ($) (4)	Peer Group Total Shareholder Return ($) (4)	Net Loss (in thousands) ($)	Revenue Growth(7)
2023	13,249,963	8,238,648	15,379,996	8,178,525	3,260,772	4,304,492	241	227	(127,525)	17.1%
2022	N/A	7,713,897	N/A	1,647,345	5,003,281	533,679	200	136	(90,947)	21.3%
2021	N/A	9,791,270	N/A	13,767,528	5,034,966	6,797,466	310	210	(37,730)	26.1%
2020	N/A	3,570,192	N/A	9,846,765	2,770,618	8,212,244	218	151	(48,398)	18.0%
(1)Mr. Vanderploeg was the PEO through March 2023. Ms. Iskow was the PEO from April 2023 through December 2023.
(2)The following table details the additions to and deductions from the Summary Compensation Table ("SCT") totals to calculate the Compensation Actually Paid amounts:

Year	Executives	SCT Total ($)	Deduct SCT Equity Awards ($)	Add Year-End Value of Unvested Equity Granted in Year ($)	Add Change in Value of Unvested Awards Granted in Prior Years ($)	Add FV at Vesting of Awards Granted and Vested in Same Year ($)	Add Change in Value of Vested Equity Granted in Prior Years ($)	Deduct Change in Value of Awards Forfeited in Year ($)
2023	PEO - Iskow	13,249,963	(11,639,648)	12,558,496	768,069	—	443,115	—
	PEO - Vanderploeg	8,238,648	(6,464,946)	225,092	(69,351)	5,759,612	489,470	—
	Other NEOs	3,260,772	(2,617,178)	2,932,607	440,520	—	287,770	—
2022	PEO	7,713,897	(6,250,049)	4,228,027	(3,016,915)	—	(1,027,615)	—
	Other NEOs	5,003,281	(4,250,512)	2,916,174	(1,985,695)	—	(1,149,569)	—
2021	PEO	9,791,270	(7,760,034)	8,965,185	2,103,256	—	667,851	—
	Other NEOs	5,034,966	(4,151,576)	4,112,210	1,168,378	—	1,372,496	(739,007)
2020	PEO	3,570,192	(2,414,999)	4,793,375	3,377,551	—	520,646	—
	Other NEOs	2,770,618	(1,847,993)	3,416,198	4,012,890	—	(139,470)	—
(3)The non-PEO NEOs are comprised of: 2023 - Ms. Klindt and Messrs Hawkins, Trom and Ziegler; 2022 - Mses. Iskow and Klindt and Messrs. Trom and Ziegler; 2021 - Mses. Iskow and Klindt and
Messrs. Trom, Banarjee and Miller; 2020 - Ms. Iskow and Messrs. Ziegler, Trom, Ryan and Miller.
(4)TSR is calculated assuming a fixed investment of $100, including reinvestment of dividends (as applicable) measured from the market close on December 31, 2019 through and including the end of the fiscal year for each year reported in the table. The peer group is the Nasdaq Computer Index which is the same peer group the Company uses for its Item 201(e) of Regulation S-K disclosure.
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WORKIVA INC.        2024 PROXY STATEMENT45
(5)In calculating Compensation Actually Paid, we determined the fair value of outstanding, vested and forfeited equity awards in the applicable year in accordance with SEC rules for Compensation
Actually Paid and computed in a manner consistent with the ASC 718 fair valuation methodology used to account for stock-based payments for financial accounting purposes consistent with GAAP.
Restricted stock units are valued based on the stock price on the relevant measurement date, except, for performance based restricted stock units, such values are multiplied by the estimated probability of achievement as of the measurement date. The PSUs are earned between 0% and 200% based on achievement of the applicable annual revenue growth rate. For more information about the achievement of the performance conditions for outstanding PSUs, see the "Outstanding Equity Awards at Fiscal Year-End" table. Stock options are valued using a Black Scholes model that incorporates assumptions regarding expected volatility, risk-free interest rate and expected term as at the relevant measurement date. The assumptions used are consistent with those used for the grant date fair value purposes.
(6)Compensation actually paid to Messrs. Vanderploeg and Trom includes consideration related to their respective retirement agreements with the Company. Pursuant to the terms of their agreements, the outstanding restricted stock units granted to each of them during their tenure as executives were allowed to continue to vest without a service requirement. In calculating Compensation Actually
Paid, these awards were considered vested upon each of their respective retirement dates.
(7)Revenue growth is the year-over-year percentage growth in revenue determined in accordance with GAAP as reflected in our annual financial statements.
Compensation Actually Paid (CAP) Versus Company Performance
The following charts provide a clear, visual description of the relationships between “compensation actually paid” to our PEO, and the average for our non-PEO NEOs, as set forth in the Pay Versus
Performance table above to the following performance measures: (1) (i) TSR and (ii) peer group TSR; (2) net loss and (3) revenue growth. The first chart also provides a comparison of the Company's
TSR to the peer group TSR.

Tabular List of Company Performance Measures
The following table lists the measures we believe are most important in linking compensation actually paid to Company performance during 2023. Definitions of these measures and further details of how they feature in our compensation plans can be found in the CD&A within the section "Non-Equity Incentive Plan Compensation".

Performance Metric
Revenue Growth	Non-GAAP Operating Loss	Operating Cash Flow
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WORKIVA INC.        2024 PROXY STATEMENT46
EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31,
2023, each of which was approved by our stockholders. These plans include the 2009 Unit Incentive Plan, the 2014 Equity Incentive
Plan and the Employee Stock Purchase Plan (the "ESPP").

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(2)	Weighted Average Exercise Price of Outstanding Options ($)(2)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(4)
Equity Compensation Plans Approved By Stockholders(1)	3,737,299	14.46	6,233,818
Total	3,737,299	14.46	6,233,818
(1)Consists of options to purchase 206,811 shares of Class A common stock under the 2009 Plan, options to purchase 1,004,808 shares of Class A common stock under the 2014 Plan, and 2,525,680 shares of our Class A common stock subject to restricted stock units and performance restricted stock units under our 2014 Plan.
(2)Does not include purchase rights under our ESPP as the purchase price and number of shares to be purchased under our
ESPP are not determined until the end of the relevant purchase period.
(3)Excludes restricted stock units and performance restricted stock units because they have no exercise price.
(4)Consists of 2,269,207 shares of Class A common stock available for issuance under our 2014 Plan and 3,964,611 shares of
Class A common stock available for issuance under our ESPP.
CERTAIN RELATIONSHIPS AND RELATED-PARTY
AND OTHER TRANSACTIONS
Other than the director and executive officer compensation arrangements discussed above under "Director Compensation" and
"Executive Compensation", since January 1, 2023 there have been, and there currently are, no proposed transactions in which:
•we have been or are to be a participant;
•the amount involved exceeded or exceeds $120,000; and
•any of our directors, executive officers or holders of more than five percent of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.
Indemnification Agreements with our Directors and Officers
We have entered into indemnification agreements with each of our directors and our NEOs. The indemnification agreements and our
Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law. Subject to certain limitations, the indemnification agreements and our Bylaws also require us to advance expenses incurred by our directors and officers.
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WORKIVA INC.        2024 PROXY STATEMENT47
PROPOSAL NO. 2
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
Section 14A of the Exchange Act enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC’s rules (commonly referred to as a "Say-on-Pay").
Based on an advisory vote at our 2019 Annual Meeting of Stockholders, it is our current policy to hold an advisory vote on the compensation of our named executive officers every year. Accordingly, we expect that the next Say-on-Pay vote after this year's vote will take place at our 2025 Annual Meeting of Stockholders.
As described under the heading "Executive Compensation — Compensation Discussion and Analysis," our executive compensation programs are designed to attract, retain and motivate our NEOs, who are critical to our success. We believe that the various elements of our executive compensation program work together to promote our goal of ensuring that total compensation should be related to both our performance and individual performance.
Stockholders are urged to read the "Executive Compensation" section of this proxy statement, which discusses how our executive compensation policies implement our compensation philosophy and also contains tabular information and narrative discussion about the compensation of our NEOs. Our Compensation Committee and our Board believe that these policies are effective in implementing our compensation philosophy and in achieving its goals.
We are asking our stockholders to indicate their support for our executive compensation as described in this proxy statement.
This Say-on-Pay proposal gives our stockholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to approve, on an advisory basis, the compensation of our NEOs, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.
The Say-on-Pay vote is advisory, and therefore not binding on us, our Compensation Committee or our Board. However, our Board
and our Compensation Committee value the opinions of our stockholders, and to the extent there is any significant vote against our
NEO compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and our Compensation
Committee will evaluate whether any actions are necessary to address those concerns.
The text of the resolution is as follows:
"Resolved, that the stockholders of the Company hereby approve, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and
Analysis, compensation tables and narrative discussion."

The Board recommends a vote "FOR" the advisory vote on executive compensation.
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WORKIVA INC.        2024 PROXY STATEMENT48
PROPOSAL NO. 3
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE WORKIVA INC.
2014 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES THAT
MAY BE ISSUED UNDER THE PLAN
Immediately prior to our initial public offering in December 2014, our Board and stockholders adopted and approved our 2014 Equity
Incentive Plan (as subsequently amended and restated in 2016, 2018 and 2022, the "Plan"). Our Board is requesting stockholder approval of a further amendment and restatement of the Plan (the "Amended and Restated Plan") to increase the number of shares of Class A common stock authorized for issuance under the Plan by 3,900,000 shares. Our Board believes that the Plan is an integral part of our long-term compensation philosophy, and the Amended and Restated Plan is necessary to continue providing the appropriate levels and types of equity compensation for our employees, non-employee directors and consultants.
The purpose of the Plan is to enable us to grant equity-based incentive awards intended to attract, motivate and retain qualified employees, non-employee directors and consultants, and to align their financial interests with those of our stockholders. The
Amended and Restated Plan will be identical to the Plan in all material respects, except that the number of shares of Class A common stock authorized for issuance under the Plan will be increased by 3,900,000.
The following is a brief summary of the material terms of the Plan and the Amended and Restated Plan; however, it is not complete and, therefore, you should not rely solely on it for a detailed description of every aspect of the Plan. A copy of the Amended and
Restated Plan is filed as an Appendix to this proxy statement.
Equity awards have been, and continue to be, an integral part of our incentive compensation and retention programs and are designed to motivate and reward both our current employees and new hires. Our awards are typically granted as a percentage of the employee’s salary.
Stock price volatility has affected the SaaS industry, and a drop in our stock price requires a larger number of shares to cover the full grant. Additionally, market-competitive compensation is increasing across the SaaS industry. As we continue to grow our business, our hiring needs continue to grow as well. Based on the current availability of shares available for issuance under the Plan, if the
Amended and Restated Plan is not approved by our stockholders, we will, in the near future, be unable to continue to make market-
competitive equity grants to our employees.
If the Amended and Restated Plan is approved, the maximum number of shares available for grant will be increased from
13,860,000 to 17,760,000 shares. Such increase would allow us to keep pace with our competitors and effectively attract, motivate and retain high-caliber employees.
Eligibility. The Plan permits the grant of incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue
Code of 1986, as amended (the "Code"), to our and any of our subsidiaries' employees, and the grant of nonqualified stock options
("NQSOs"), stock appreciation rights ("SARs"), restricted stock, restricted stock units, performance stock, performance stock units and other forms of equity-based awards to our and any of our affiliates' (or, if necessary to avoid the imposition of additional taxes under Section 409A of the Code, our subsidiaries') employees, non-employee directors and consultants. In 2023, approximately
1,081 individuals received awards under the Plan.
Authorized Shares. 3,960,000 shares of our Class A common stock were initially reserved for issuance under the Plan (which is also the maximum aggregate number of shares that may be issued under the Plan through ISOs). The Plan was subsequently amended in 2016, 2018 and 2022 to provide for an additional 3,900,000, 3,000,000 and 3,000,000 shares of our Class A common stock, respectively, available under the Plan. As of March 31, 2024, we have outstanding under the Plan options to purchase
996,173 shares of Class A common stock (with an average exercise price of $14.16 and an average remaining term to expiration of
2.4 years) and 2,843,540 restricted stock units (including 160,043 performance-based restricted stock units). As of that date, we have 1,401,216 shares of Class A common stock remaining available for issuance under the Plan. If the Amended and Restated
Plan is approved, an additional 3,900,000 shares of Class A common stock will be available for issuance under the Plan.
If any award expires, terminates or is canceled or forfeited or is settled in cash rather than shares of our common stock, the number of shares with respect to which such award expired or was terminated, canceled, forfeited or settled in cash shall again be available for awards under the Plan. If an award is exercised by surrendering shares of our common stock or by withholding shares subject to the award as full or partial payment, or if tax withholding requirements are met by surrendering our common stock or withholding shares of our common stock subject to the award, only the net number of shares issued will be considered delivered under the Plan for purposes of the number of shares available for awards under the Plan.
Calendar Year Award Limits. The maximum aggregate number of shares of our Class A common stock subject to awards that may be granted during any calendar year to any employee is 1,000,000 shares, and the maximum amount payable in cash to certain of our executive officers for any calendar year may not exceed the fair market value (determined as of the date of vesting or payout, as applicable) of 1,000,000 shares of our Class A common stock.
Administration. In general, the Plan is administered by our Compensation Committee. Subject to the discretion of the Board, our
Compensation Committee consists of not fewer than two directors, taking into consideration the "outside director" rules under
Section 162(m) of the Code applicable to certain awards granted prior to January 1, 2018, the "non-employee director" requirements of Section 16(b)(3) of the Exchange Act, and the rules regarding "independent directors" of the New York Stock Exchange. The Plan reflects that our Compensation Committee has delegated to our chief executive officer and chief financial officer the authority to grant awards to employees, non-employee directors and consultants, other than individuals subject to Section 16 of the Exchange
Act, and to determine the terms and conditions of those awards, subject to the limitations of the Plan and such other limitations and guidelines as our Compensation Committee may deem appropriate. The Compensation Committee, and, to the extent of the foregoing delegation, our chief executive officer and chief financial officer, are referred to herein as the "Administrator". Subject to the terms of the Plan, the Administrator may select the persons who will receive awards, the types of awards to be granted, the
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WORKIVA INC.        2024 PROXY STATEMENT49
purchase price (if any) to be paid for shares covered by the awards, and the vesting (including acceleration of vesting), forfeiture and other terms and conditions of the awards, and has the authority to make all other determinations necessary or advisable for administration of the Plan. The Administrator also has the ability to construe and interpret the terms and provisions of the Plan and any award agreement relating to the Plan.
Stock Options. We may issue NQSOs and ISOs under the Plan. The terms and conditions of any options granted to a participant will be set forth in an award agreement and, subject to the terms of the Plan, are determined by the Administrator. The exercise price of any option granted under the Plan must be at least equal to the fair market value of our common stock on the date the option is granted (110% of fair market value in the case of ISOs granted to 10% stockholders). The maximum term of an option granted under the Plan is ten years. Subject to the terms of the Plan, the Administrator determines the vesting and other terms and conditions of options granted under the Plan. Subject to the minimum vesting requirements described below, the Administrator has the authority to accelerate the vesting of any option in its sole discretion. Unless the applicable option award agreement provides otherwise, in the event of an optionee's termination of employment or service for any reason other than for cause, disability or death, the optionee's options (to the extent exercisable at the time of termination) generally remain exercisable until 90 days after such termination (in the case of an ISO) or such longer period of time as may be determined by the Administrator (in the case of an
NQSO) and then expire. Unless the applicable option agreement provides otherwise, in the event of an optionee's termination of employment or service due to disability or death, such optionee's options (to the extent exercisable at the time of termination)
generally remain exercisable until one year after such termination and then expire. Options that were not exercisable on the date of termination for any reason other than for cause expire at the close of business on the date of such termination. In the event of an optionee's termination of employment or service for cause, the optionee's outstanding options expire at the commencement of business on the date of such termination. In no event may an option be exercised after the expiration of its term.
Stock Appreciation Rights. A SAR allows its holder to receive payment from us equal to the amount by which the fair market value of a share of our common stock on the exercise date exceeds the fair market value of our common stock on the date of grant of the
SAR. The terms and conditions of SARs granted to a participant are determined by the Administrator and are set forth in an award agreement. Under the Plan, the Administrator may grant SARs in conjunction with the grant of options or on a stand-alone basis. If the Administrator grants a SAR with an option award, then the holder can exercise the SAR at any time during the life of the related option, but the exercise will proportionately reduce the number of shares covered by the related option. The holder can exercise stand-alone SARs during the period determined by the Administrator in the award agreement. Subject to the minimum vesting requirements described below, the Administrator has the authority to accelerate the vesting of any SAR in its sole discretion. Upon the exercise of a SAR, the holder receives cash or shares of our common stock, or a combination thereof, in the discretion of the
Administrator. Subject to the minimum vesting requirements described below, in the event of a holder's termination of employment or service, free-standing SARs are exercisable at such times and subject to such terms and conditions determined by the
Administrator on or after the date of grant, while SARs granted in conjunction with the grant of an option are exercisable at such times and subject to terms and conditions applicable to the related option.
Restricted Stock and Restricted Stock Units. The terms and conditions of any restricted stock awards or restricted stock units granted to a participant are set forth in an award agreement and, subject to the terms of the Plan, are determined by the
Administrator. Under a restricted stock award, we issue shares of our common stock to the recipient of the award, subject to any vesting conditions and transfer restrictions that lapse over time or upon achievement of performance conditions. Restricted stock units represent the right to receive shares of our Class A common stock, or an equivalent value in cash, in the future, with the right to the future delivery of the shares or cash subject to any vesting conditions that lapse over time or other restrictions that will lapse upon satisfaction of specified conditions. The Administrator determines the vesting schedule and performance objectives, if any, applicable to each restricted stock award or restricted stock award and restricted stock unit award. Subject to the minimum vesting requirements described below, the Administrator has the authority to accelerate the vesting of any restricted stock unit or the lapse of restrictions on restricted stock in its sole discretion. Subject to the terms of the Plan and the applicable award agreement, the
Administrator has the sole discretion to provide for the lapse of restrictions in installments or the acceleration or waiver of restrictions
(in whole or part) under certain circumstances including, without limitation, the attainment of certain performance goals, a participant's termination of employment or service or a participant's death or disability. The recipient of an award of restricted stock under the Plan may vote and receive dividends on the shares of restricted stock covered by the award, provided that no dividends shall be paid on a restricted stock award prior to the vesting of the award. The recipient of a restricted stock unit award under the
Plan will have no rights as a stockholder until share certificates are issued by us, but, at the discretion of the Administrator, has the right to receive a "dividend equivalent" (generally a credit equal to the cash or stock dividends paid on the number of shares subject to the award), provided that any dividend equivalents shall be payable only if and to the extent the underlying restricted stock unit award becomes vested. Any dividend equivalents will be deemed re-invested in additional restricted stock units based on the fair market value of a share of our Class A common stock on the dividend payment date and rounded down to the nearest whole share.
Generally, if the recipient of a restricted stock or restricted stock unit award terminates employment or service, any unvested shares will be forfeited by the holder of the award. If specifically provided for by the Administrator in an award agreement, the Plan permits the deferral of Class A common stock issuable upon the lapse of the restrictions applicable to restricted stock or restricted stock units, subject to such rules and procedures as the Administrator may establish. Additionally, the Administrator may grant restricted stock units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in the award agreement.
Performance Stock Units/Performance Stock. Performance stock units and performance stock are awards that are payable in cash or shares of our common stock upon the achievement of specified performance goals established in advance by the Administrator.
Performance stock is an award that has an initial value equal to one share of our Class A common stock. A performance stock unit is an award that has an initial value equal to a specified dollar amount. The value of performance stock or performance stock units at the end of the applicable performance period will depend on whether and the extent to which the specified performance goals are achieved.
Performance Goals. The Administrator may grant awards of performance stock units or performance stock. These awards may be granted, vest and be paid based upon the attainment of specified performance goals established by the Administrator. Any one or more of the following performance factors may be used by the Administrator in establishing performance goals for awards intended to qualify as "performance-based compensation": (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) pre- or after-tax income (before or after allocation of corporate overhead and bonus); (iv)
operating income (before or after taxes); (v) sales or sales growth; (vi) gross profit or gross profit growth; (vii) net operating profit
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WORKIVA INC.        2024 PROXY STATEMENT50
(before or after taxes); (viii) earnings, including earnings before or after taxes, interest, depreciation and/or amortization; (ix) return measures (including, but not limited to, return on assets, net assets, capital, total capital, tangible capital, invested capital, equity, sales, or total stockholder return); (x) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on capital, cash flow return on investment, and cash flow per share (before or after dividends); (xi) margins, gross or operating margins, or cash margins; (xii) share price (including, but not limited to, growth measures and total stockholder return); (xiii) expense or cost targets; (xiv) objective measures of customer satisfaction; (xv) working capital targets; (xvi) measures of economic value added, or economic value-added models or equivalent metrics; (xvii) debt targets; (xviii) stockholder equity; or (xix) implementation, completion or attainment of measurable objectives with respect to business development, acquisitions and divestitures, and recruiting and maintaining personnel.
To the extent permitted by law, our Compensation Committee may also exclude the impact of an event or occurrence that our
Compensation Committee determines should be appropriately excluded, such as: (i) restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges; (ii) an event either not directly related to our operations or not within the reasonable control of management; or (iii) a change in tax law or accounting standards required by generally accepted accounting principles.
Performance goals may also be based on an individual participant's performance goals, as determined by the Administrator. In addition, all performance goals may be based upon the attainment of specified levels of our performance, or the performance of a subsidiary, division or other operational unit, under one or more of the measures described above relative to the performance of other corporations. The Administrator may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria in accordance with applicable legal requirements and terms of the Plan.
Minimum Vesting Requirements. Awards granted under the Plan are subject to a vesting period of not less than one year from the grant of the applicable award; provided, however, that the minimum vesting period does not apply (i) upon a "change in control" (as defined in the Plan), or (ii) to awards covering up to five percent (5%) of the number of shares of our Class A common stock reserved for issuance under the Plan.
Award Agreements; Clawback. Awards granted under the Plan are evidenced by award agreements, which need not be identical, that provide terms, conditions, restrictions or limitations covering the grant of the award, including, without limitation, terms providing for the acceleration of exercisability or vesting of awards in the event of a change in control or conditions regarding the participant's employment or service, as determined by the Administrator in accordance with the Plan. Award agreements issued under the Plan require the forfeiture or payment of gains to us (i.e., a clawback) in the event the participant's intentional misconduct or fraud causes or partially causes us to restate all or a portion of our financial statements, and for such other reasons as may be set forth in the participant's award agreement, such as deductions and clawbacks required by law, government regulation or stock exchange listing requirements.
Transferability of Awards. In general, awards granted under the Plan may not be transferred or assigned, except as may be permitted by the Administrator in accordance with applicable law.
Capital Changes. In the event of certain changes in our capitalization, such as a reorganization, stock split, merger or similar change in our corporate structure or the number of outstanding shares of our common stock, our Compensation Committee will make appropriate adjustments to the aggregate and individual share limits and to the number, class and/or exercise price under outstanding awards in order to prevent undue diminution or enlargement of the benefits or potential benefits available under the
Plan. Our Compensation Committee may also provide, in its sole discretion, for the cancellation of any outstanding award in exchange for a payment in cash or other property having an aggregate fair market value of the shares of common stock covered by such award, reduced by the aggregate exercise price or purchase price thereof, if any.
Change in Control; Corporate Transactions. Unless otherwise provided in an award agreement, each outstanding award will become fully vested and, for awards that may be exercised, exercisable, upon a "change in control" (as defined in the Plan). Certain award agreements may provide that an outstanding award does not automatically vest upon a change of control, but rather, only vests if the participant's employment is terminated for specified reasons within a prescribed period following a change in control. In the event of a corporate transaction (such as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation), our Compensation Committee has the discretion to take any of the following actions with respect to awards granted under the Plan without the consent of any participant: accelerate the date on which awards vest or become exercisable; terminate all or a portion of outstanding awards after providing participants an opportunity to exercise, in the case of an outstanding option or SAR; convert awards to awards of the surviving corporation; or change the terms of any outstanding award in order to reflect the corporate transaction.
Amendment and Termination. Our Board has the authority to amend or terminate the Plan, provided such action does not adversely affect then outstanding awards without the consent of the affected participant. Amendments to the Plan are subject to stockholder approval if such approval is necessary in order to satisfy applicable legal or stock exchange listing requirements. Unless sooner terminated, no incentive stock options may be granted under the Amended and Restated Plan after the tenth anniversary of the effective date of the Amended and Restated Plan. We have filed with the SEC registration statements on Form S-8 covering the shares issuable under the Plan, and intend to file a registration statement on Form S-8 covering the additional shares issuable under the Amended and Restated Plan if the Amended and Restated Plan is approved.
Federal Income Tax Consequences Relating to Awards Granted Pursuant to the Plan
The following discussion summarizes certain federal income tax consequences of the issuance, receipt and exercise of stock options and the granting and vesting of restricted stock and restricted stock units, in each case under the Plan. The summary does not cover federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local or non-U.S. taxes.
Incentive Stock Options. There are no federal income tax consequences associated with the grant or exercise of an ISO, so long as the holder of the option was our employee at all times during the period beginning on the grant date and ending on the date three months before the exercise date. The "spread" between the exercise price and the fair market value of our common stock on the exercise date, however, is an adjustment for purposes of the alternative minimum tax. The holder of an ISO defers income tax on
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WORKIVA INC.        2024 PROXY STATEMENT51
the stock's appreciation until he or she sells the shares. Upon a sale of the shares, the holder realizes a long-term capital gain (or loss) if he or she sells the shares at least two years after the ISO grant date and has held the shares for at least one year. The capital gain (or loss) equals the difference between the sales price and the exercise price of the shares. If the holder disposes of the shares before the expiration of these periods, then he or she recognizes ordinary income at the time of the sale (or other disqualifying disposition) equal to the lesser of (i) the gain he or she realized on the sale, and (ii) the difference between the exercise price and the fair market value of the shares on the exercise date. This ordinary income is treated as compensation for tax purposes.
The holder will treat any additional gain as short-term or long-term capital gain, depending on whether he or she has held the shares for at least one year from the exercise date. If the holder does not satisfy the employment requirement described above, then he or she recognizes ordinary income (treated as compensation) at the time he or she exercises the ISO under the tax rules applicable to the exercise of a nonqualified stock option. We are entitled to an income tax deduction to the extent that an option holder realizes ordinary income.
Nonqualified Stock Options. In general, in the case of a NQSO, the participant has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price assuming the exercise price is not less than the fair market value of the shares at the date of grant. Income and payroll tax withholding will be due at that time. A corresponding deduction is available to us. Any gain or loss recognized upon a subsequent sale or exchange of the shares is treated as capital gain or loss for which we are not entitled to a deduction.
Restricted Stock. Unless a participant makes an election to accelerate the recognition of income to the date of grant as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of our common stock as of that date, less any amount paid for the stock, and we will be allowed a corresponding tax deduction at that time and income and payroll tax withholding may be due. If the participant files an election under Section 83(b) of the Code within 30 days after the date of grant of the restricted stock, the participant will recognize ordinary income as of the date of grant equal to the fair market value of the common stock as of that date, less any amount the participant paid for the common stock and income and tax withholding may be due, and we will be allowed a corresponding tax deduction at that time. Any future appreciation in the common stock would then be taxable to the participant at capital gains rates, provided the stock is held for more than one year. However, if the restricted stock award is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the participant's Section 83(b) election.
Restricted Stock Units. A participant does not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock unit is granted. When the restricted stock units vest and are settled for cash or stock, the participant generally will be required to recognize as income an amount equal to the amount of cash or the fair market value of the shares received on the date of settlement. Any gain or loss recognized upon a subsequent sale or exchange of the stock (if settled in stock) is treated as capital gain or loss for which we are not entitled to a tax deduction. Such gain will be long-term capital gain or loss if the stock is held for more than one year.
Stock Appreciation Rights. A participant does not recognize income, and we will not be allowed a tax deduction, at the time SARs are granted. Upon exercise of a SAR, the holder of the SAR recognizes ordinary income in the amount of the appreciation paid to him or her. This ordinary income is treated as compensation to the recipient for tax purposes and may be subject to income and payroll tax withholding. We receive a corresponding tax deduction in the same amount that the individual recognizes as income.
Performance Stock and Performance Stock Units. A participant does not recognize income, and we will not be allowed a tax deduction, at the time performance stock or performance stock units are granted. The holder recognizes ordinary income (treated as compensation to him or her) upon a payment on the performance stock or the performance stock units in amount equal to the payment received and income and payroll tax withholding may be due, and we receive a corresponding tax deduction.
Code Section 162(m). Section 162(m) of the Code denies a federal income tax deduction for certain compensation in excess of
$1,000,000 per year paid to the principal executive officer or principal financial officer and other covered employees as defined by the Code. Certain performance-based compensation awards granted prior to January 1, 2018 are excluded from the deduction limit if certain requirements are met. Awards of stock options and stock appreciation rights granted under the Plan prior to January 1,
2018 were intended to be exempt from the deduction limits under Section 162(m) of the Code.
Code Section 409A. Section 409A of the Code provides for the imposition of an excise tax on participants in nonqualified deferred compensation arrangements where those arrangements are not in compliance with Section 409A. Generally, Section 409A will not apply to awards granted under the Plan but may apply in some cases to restricted stock, restricted stock units, performance stock and performance stock units. For awards subject to Section 409A, there may be a delay of up to six months in the settlement of the awards for certain of our officers.
New Plan Benefits
We cannot determine the number of shares that will be awarded under the Plan to the eligible participants because all awards are granted at the discretion of the Administrator.
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WORKIVA INC.        2024 PROXY STATEMENT52
Options Granted
The table below shows the number of options granted to our named executive officers, the executive officers as a group, current directors who are not executive officers, and all plan participants since the Plan's adoption through March 31, 2024.

Name	Number of Options
Julie Iskow	—
Jill Klindt	51,000
Brandon Ziegler	—
Michael Hawkins	58,000
Martin J. Vanderploeg	368,625
Jeffrey Trom, Ph.D.	46,427
All current executive officers as a group	109,000
All current directors who are not executive officers(1)	368,625
All plan participants (other than current executive officers)	4,942,104
(1)These options were earned by a current director during his tenure as an executive officer of the Company.

The Board recommends a vote "FOR" the approval of the amendment and restatement of the Workiva Inc. 2014 Equity Incentive Plan to increase the number of shares that may be issued under the Plan
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WORKIVA INC.        2024 PROXY STATEMENT53
AUDIT COMMITTEE REPORT
The management of Workiva is responsible for establishing and maintaining internal controls and preparing Workiva's consolidated financial statements. Workiva's independent registered public accounting firm, Ernst & Young LLP ("EY"), is responsible for auditing these financial statements.  It is the responsibility of the Audit Committee to oversee these activities. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Workiva's financial statements.
We have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with US generally accepted accounting principles and on the representations of EY included in its audit of Workiva's consolidated financial statements.
We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2023 with
Workiva's management and with EY, including the results of the independent registered public accounting firm's audit of Workiva's financial statements.  We have also discussed with EY all matters required to be discussed by the Standards of the Public Company
Accounting Oversight Board ("PCAOB") for communication with audit committees, under which EY provided additional information regarding the scope and results of its audit of Workiva's consolidated financial statements.
We have also received and reviewed the written disclosures and the letter from EY required by applicable requirements of the
PCAOB regarding EY's communications with the Audit Committee concerning independence, and have discussed with EY its independence from Workiva, as well as any relationships that may impact EY's objectivity and independence.
Based on our review of the matters noted above and our discussions with Workiva's management and independent registered public accountants, we recommended to the Board of Directors that the audited consolidated financial statements be included in Workiva's
Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the Securities and Exchange Commission.

Suku Radia (Chair) Robert H. Herz David S. Mulcahy
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WORKIVA INC.        2024 PROXY STATEMENT54
PROPOSAL NO. 4
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The Audit Committee of our Board of Directors has appointed Ernst & Young LLP ("EY") as our independent registered public accounting firm for the fiscal year ending December 31, 2024. We are asking our stockholders to ratify the selection of EY as our independent registered public accounting firm.  Although ratification is not required by our Bylaws or otherwise, we are submitting the election of EY to our stockholders for ratification as a matter of good corporate practice and because we value our stockholders'
views on our independent registered public accounting firm. In the event that our stockholders fail to ratify the selection, the Audit
Committee will review its future selection of independent auditors. Even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit
Committee believes that such a change would be in the best interest of Workiva and our stockholders. Representatives of EY are expected to be present at the Annual Meeting, and they will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
The following table presents fees for professional audit services and other services provided to Workiva by EY for the fiscal years ended December 31, 2023 and 2022.

	2023	2022
Audit Fees (1)	$1,170,000	$920,012
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
(1)Audit fees consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
Pre-Approval Policies and Procedures
Pursuant to the Audit Committee Charter, Audit Committee policy and the requirements of law, the Audit Committee pre-approves all audit and permitted non-audit services that may be provided by our independent registered public accounting firm. This pre-approval applies to audit services, audit-related services, tax services and other services. In some cases, the full Audit Committee provides pre-approval for specific services, subject to a specific dollar threshold. In other cases, the chairperson of the Audit Committee has the delegated authority from the Audit Committee to pre-approve services up to a specific dollar threshold, and the chairperson then reports such pre-approvals to the full Audit Committee at its next meeting. For the fiscal year ended December 31, 2023, all fees paid to EY have been approved by the Audit Committee.

The Board recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Availability of Annual Report on Form 10-K
Stockholders can access our 2023 Annual Report, which includes our Form 10-K, and other financial information, on our website at
https://www.workiva.com under the caption "Investors."  Alternatively, stockholders can request a paper copy of the Annual Report by writing to: Workiva Inc., 2900 University Boulevard, Ames, Iowa 50010, Attention: Corporate Secretary.
Other Business
Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet or by executing and returning the proxy card at your earliest convenience.
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WORKIVA INC.        2024 PROXY STATEMENT55

WORKIVA INC.
2014 EQUITY INCENTIVE PLAN
(As Amended and Restated Effective May 30, 2024)
WORKIVA INC.
2014 EQUITY INCENTIVE PLAN
(As Amended and Restated Effective May 30, 2024)
WHEREAS, the Workiva Inc. 2014 Equity Incentive Plan (“Plan”) was established in order to grant equity incentive awards to certain employees, consultants and non-employee directors of Workiva, Inc., a Delaware corporation (the “Company”) and its related corporations;
WHEREAS, the Company wishes to amend and restate the Plan in order to reflect an increase in the number of shares that may be issued under the Plan, which increase is subject to approval of the Company’s shareholders;
NOW, THEREFORE, the Plan is hereby amended and restated effective as of May 30, 2024, under the following terms and conditions, subject to shareholder approval of the share increase under the Plan; provided, however, that if the share increase is not approved by the shareholders, the number of shares of Common Stock available under the Plan as in effect immediately prior to
May 30, 2024, shall continue to be available under the Plan.
SECTION 1 - PURPOSE
The Plan is intended to provide a means whereby the Company may, through the grant of Awards to Employees, Consultants and
Non-Employee Directors, attract and retain such individuals and motivate them to exercise their best efforts on behalf of the
Company and its affiliates.
SECTION 2 - DEFINITIONS
The following terms shall have the following meanings unless otherwise required by the context:
a.“Administrator” means (1) the Committee, and (2) with respect to an Award granted to an individual who is not subject to
Section 16(b) of the Exchange Act, each of the Chief Executive Officer of the Company and the Chief Financial Officer of the
Company.
b.“Award” means an ISO, NQSO, SAR, Restricted Stock or RSU awarded by the Company to an Employee, a Consultant or a
Non-Employee Director.
c.“Award Agreement” means a document evidencing the grant of an Award, as described in Section 10.
d.“Board” means the Board of Directors of the Company.
e.“Cause” means any of the following events, as determined by the Committee: (1) the commission of an act which, if proven in a court of law, would constitute a felony violation under applicable criminal laws; (2) a breach of any material duty or obligation imposed upon the Grantee by the Company; (3) divulging the Company's confidential information, or breaching or causing the breach of any confidentiality agreement to which the Grantee or the Company is a party; (4) engaging or assisting others to engage in business in competition with the Company; (5) refusal to follow a lawful order of the Grantee's superior or other conduct which the Board or the Committee determines to represent insubordination on the part of the Grantee; or (6) other conduct by the Grantee which the Board or the Committee, in its discretion, deems to be sufficiently injurious to the interests of the Company to constitute cause.
f.“Code” means the Internal Revenue Code of 1986, as amended.
g.“Committee” means a committee which consists solely of not fewer than two directors of the Company who shall be appointed by, and serve at the pleasure of, the Board (taking into consideration the rules under Section 16(b) of the Exchange Act, the requirements of Code §162(m) (to the extent compliance with Code §162(m) is desired), and the rules regarding “independent directors” of exchange on which Common Stock is listed) or the entire Board.
h.“Common Stock” means Class A common stock, par value $0.001 per share, of the Company.
i.“Company” means Workiva Inc.
j.“Consultant” means an individual who is not an Employee or a Non-Employee Director and who has entered into a consulting arrangement with the Company or a Related Corporation to provide bona fide services that (1) are not in connection with the offer or sale of securities in a capital-raising transaction, and (2) do not directly or indirectly promote or maintain a market for the Company’s securities.
k.“Employee” means an employee of the Company or of a Related Corporation.
l.“Exchange Act” means the Securities Exchange Act of 1934, as amended.
m.“Fair Market Value” means (1) the closing price of the Common Stock on a registered securities exchange on the applicable date or the immediately preceding trading day if the applicable date is not a trading day, or (2) such other method of determining fair market value as shall be permissible under the Code, or the rules or regulations thereunder, and adopted by the Committee.
n.“Grantee” means an Employee, a Consultant or a Non-Employee Director who has been granted an Award under the Plan.
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o.“ISO” means an Option which, at the time such Option is granted, qualifies as an incentive stock option within the meaning of
Code §422(b), unless the Award Agreement states that the Option will not be treated as an ISO.
p.“Non-Employee Director” means a director of the Company who is not an Employee under the rules of Section 16(b) of the
Exchange Act.
q.“NQSO” means an Option which, at the time such Option is granted, does not qualify as an incentive stock option within the meaning of Code §422(b), whether or not it is designated as a nonqualified stock option in the Award Agreement.
r.“Options” means ISOs and NQSOs which entitle the Grantee on exercise thereof to purchase shares of Common Stock at a specified exercise price.
s.“Performance Goals” means the objective goal or goals applicable to a Grantee’s Performance Stock or PSUs that are deemed by the Committee to be important to the success of the Company or any affiliates of the Company.  The Committee shall establish the specific objective measures for each applicable goal for a performance period, which need not be uniform with respect to each Grantee.  In creating these measures, the Committee shall use one or more of the following business criteria: (1)
net earnings or net income (before or after taxes); (2) basic or diluted earnings per share (before or after taxes); (3) pre- or after-
tax income (before or after allocation of corporate overhead and bonus); (4) operating income (before or after taxes); (5) net sales or net sales growth; (6) gross profit or gross profit growth; (7) net operating profit (before or after taxes); (8) earnings, including earnings before or after taxes, interest, depreciation and/or amortization; (9) return measures (including, but not limited to, return on assets, net assets, capital, total capital, tangible capital, invested capital, equity, sales, or total stockholder return);
(10) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on capital, cash flow return on investment, and cash flow per share (before or after dividends); (11) margins, gross or operating margins, or cash margins; (12)
share price (including, but not limited to, growth measures and total stockholder return); (13) expense or cost targets; (14)
objective measures of customer satisfaction; (15) working capital targets; (16) measures of economic value added, or economic value-added models or equivalent metrics; (17) debt targets; (18) stockholder equity; or (19) implementation, completion or attainment of measurable objectives with respect to business development, acquisitions and divestitures, and recruiting and maintaining personnel.  The business criteria may apply to the individual, a division, a component of the Company’s business, or to the Company and/or one or more affiliates of the Company and may be weighted and expressed in absolute terms or relative to the performance of other individuals or companies or an index.  To the extent permitted by law, the Committee may exclude the impact of an event or occurrence which the Committee determines should be appropriately excluded, such as: restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges; an event either not directly related to the Company’s operations or not within the reasonable control of management; or a change in tax law or accounting standards required by generally accepted accounting principles.  The Committee shall determine the performance period and the
Performance Goals and measures (and weighting thereof) applicable to such period not later than the earlier of 90 days after the commencement of the performance period or the expiration of 25% of the performance period.
t.“Performance Stock” means a type of Restricted Stock, where the lapse of restrictions is based on Performance Goals.
u.“Plan” means the Workiva Inc. 2014 Equity Incentive Plan as set forth herein and as amended from time to time.
v.“PSU” means a performance stock unit which is a type of RSU, the vesting of which is based on Performance Goals.
w.“Related Corporation” means any corporation or other entity in which the Company holds, directly or indirectly, a controlling interest; provided, however, that with respect to ISOs, an entity shall be a “Related Corporation” only if the entity is described in the preceding clause and is a subsidiary corporation of the Company as defined in Code §424(f).  For purposes of this subsection, the term “controlling interest” shall have the same meaning as provided in Treas. Reg. §1.414(c)-2(b)(2)(i), using
“at least 50 percent” instead of “at least 80 percent” each place it appears in such regulation.
x.“Restricted Stock” means Common Stock subject to restrictions determined by the Administrator pursuant to Section 8.
y.“RSU” means a restricted stock unit granted pursuant to Section 9.
z.“SAR” means a stock appreciation right granted pursuant to Section 7.
aa.“Securities Act” means the Securities Act of 1933, as amended from time to time.
bb.“Short-Term Deferral Period” means, with respect to an amount (including Common Stock) payable pursuant to an Award, the period ending on the later of (1) the 15th day of the third month following the Grantee’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture, or (2) the 15th day of the third month following the Company’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture; provided, however, that such period (measured from the last day of the period) shall be within one calendar year and shall not exceed 2½ months.  A Grantee shall have no discretion over the payment date and shall have no right to interest as a result of payment on a date other than the first day of the Short-Term Deferral Period.
cc.“Termination of Service” means (1) with respect to an Award granted to an Employee, the termination of the employment relationship between the Employee and the Company and all Related Corporations; (2) with respect to an Award granted to a
Consultant, the termination of the consulting or advisory arrangement between the Consultant and the Company and all
Related Corporations; and (3) with respect to an Award granted to a Non-Employee Director, the cessation of the provision of services as a director of the Company and all Related Corporations.  A Termination of Service shall not be deemed to have resulted by reason of a bona fide leave of absence approved by the Company.  Notwithstanding the foregoing: (A) if the
Grantee’s status changes from Employee, Consultant or Non-Employee Director to any other status eligible to receive an
Award under the Plan, no Termination of Service shall occur for purposes of the Plan until the Grantee’s new status with the
Company and all Related Corporations terminates; (B) with respect to an RSU that is subject to Code §409A, “Termination of
Service” shall mean separation from service as defined in Treas. Reg. §1.409A-1(h); and (C) if a Grantee’s relationship is with a Related Corporation and not the Company, the Grantee shall incur a Termination of Service when such corporation ceases to be a Related Corporation, except as otherwise determined by the Committee, or as otherwise necessary to comply with Code
§409A (to the extent applicable).
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SECTION 3 - ADMINISTRATION
a.The Plan shall be administered by the Administrator.  The Administrator (and members thereof), while serving as such, shall be deemed to be acting in its (or his or her) capacity as a director or officer of the Company.  The Administrator shall have full authority, subject to the terms of the Plan, to select the Employees, Consultants and Non-Employee Directors to be granted
Awards under the Plan, to grant Awards on behalf of the Company, and to set the date of grant and the other terms of such
Awards in accordance with the terms of the Plan.  The Committee may correct any defect, supply any omission, and reconcile any inconsistency in the Plan and the Administrator may do so with respect to any Award granted hereunder, in the manner and to the extent the Administrator deems desirable.  The Committee also shall have the authority (1) to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify, or rescind any such rules and regulations, (2) to adopt modifications, amendments, procedures, sub-plans and the like, which may be inconsistent with the provisions of the Plan, as are necessary to comply with the laws and regulations of other countries in which the Company operates in order to assure the viability of Awards granted under the Plan to individuals in such other countries, and (3) to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable.  All such rules, regulations, determinations, and interpretations shall be binding and conclusive upon the Company, its shareholders, and all Grantees, upon their respective legal representatives, beneficiaries, successors, and assigns, and upon all other persons claiming under or through any of them.  Except as otherwise required by the bylaws of the
Company or by applicable law, the Administrator and the members of the Board and the Committee shall not be liable for any action or determination made in good faith with respect to the Plan or any Award.
b.From time to time, the Board may increase or decrease the size of the Committee, appoint or remove Committee members
(with or without cause), and fill vacancies, however caused in the Committee.  The Committee shall act pursuant to a vote of a majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of a majority of its members.  Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
c.The Committee has delegated to the Company’s Chief Executive Officer and to the Company’s Chief Financial Officer the
authority to grant Awards to Grantees, other than Grantees who are subject to Section 16 of the Exchange Act, and to determine the terms and conditions of such Awards, subject to the limitations of the Plan and such other limitations and guidelines as the
Committee may deem appropriate.  Such delegation of authority includes the authority to determine the type or types of Awards to be granted to the Grantee, the number of shares to be covered by each such Award, the expiration date of each such Award, the period during which an Option shall be exercisable which may be determined at or subsequent to grant, the restriction period applicable to Restricted Stock or RSUs, the performance criteria and performance period applicable to Performance Awards, the terms and conditions relating to the effect of a Grantee’s Termination of Service on Options, SARs, Restricted Stock and RSUs,
and the effect of a Change in Control on any Award awarded to a Grantee.  The CEO and the CFO may amend the terms of any
Award theretofore granted to a Grantee, other than Grantees who are subject to Section 16 of the Exchange Act; provided, however, that no such amendment shall impair the rights of any Grantee without his or her consent.
SECTION 4 - STOCK
(a)The maximum aggregate number of shares of Common Stock that shall be available for the grant of Awards under the Plan
(the “Plan Share Limit”) is 17,760,000.  The Plan Share Limit is also the maximum aggregate number of shares that may be issued under the Plan through ISOs.  Notwithstanding the foregoing limits, (x) no Grantee may be granted Awards in any one calendar year with respect to more than 1,000,000 shares of Common Stock, and (y) the maximum amount payable in cash to a covered employee (as defined in Code §162(m)(3) and applicable guidance issued thereunder (to the extent compliance with
Code §162(m)(3) is desired)) for any calendar year shall not exceed the fair market value (determined as of the date of vesting or payout, as applicable) of 1,000,000 shares of Common Stock.  The limits stated in this Section 4(a) shall be subject to adjustment as described in the Plan.
(b)Shares delivered under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.  If any Award expires, terminates for any reason, is cancelled, is forfeited or is settled in cash rather than Common Stock, the number of shares of
Common Stock with respect to which such Award expired, terminated, was cancelled, was forfeited or was settled in cash, shall continue to be available for future Awards granted under the Plan.  If any Option is exercised by surrendering Common Stock to the Company or by withholding Common Stock as full or partial payment, or if tax withholding requirements are satisfied by surrendering Common Stock to the Company or withholding Common Stock, only the number of shares issued net of Common
Stock withheld or surrendered shall be deemed delivered for purposes of determining the maximum number of shares available for grant under the Plan.
SECTION 5 - GRANTING OF AWARDS
The Administrator may, on behalf of the Company, grant to Employees, Consultants and Non-Employee Directors such Awards as the Administrator determines are warranted, subject to the terms of the Plan.  However, grants of ISOs and other Awards shall be separate and not in tandem, and Consultants and Non-Employee Directors shall not be eligible to receive ISOs under the Plan.
More than one Award may be granted to an Employee, Consultant or Non-Employee Director under the Plan.
SECTION 6 - TERMS AND CONDITIONS OF OPTIONS
Option Award Agreements shall include expressly or by reference the following terms and conditions as well as such other provisions as the Administrator shall deem desirable that are not inconsistent with the provisions of the Plan and, for ISOs, Code §422(b).
a.Number of Shares.  The Award Agreement shall state the number of shares of Common Stock to which the Option pertains.
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b.Exercise Price.  The Award Agreement shall state the exercise price which shall be determined and fixed by the Administrator, but the exercise price shall not be less than the higher of 100% (110% in the case of an ISO granted to a more-than-ten-
percent shareholder, as provided in subsection (j) below) of the Fair Market Value of a share of Common Stock on the date the
Option is granted, or the par value thereof.
c.Term.  The term of each Option shall be determined by the Administrator; provided, however, that the term of each Option shall be not more than ten years (five years in the case of an ISO granted to more-than-ten-percent shareholder, as provided in subsection (j) below) from the date of grant of the Option.  Each Option shall be subject to earlier termination as provided in subsections (f), (g), and (h) below and in Section 13.
d.Exercise.  An Option shall be exercisable in such installments, upon fulfillment of such conditions (such as performance-based requirements), or on such dates as the Administrator may specify; provided, however, that no Option shall be exercisable, in whole or in part, prior to the one-year anniversary of the grant date of the Option, and provided that the Administrator may prescribe a shorter vesting period with respect to Awards covering up to 5% of the shares of Common Stock issuable under the
Plan. The Administrator may accelerate the exercise date of an outstanding Option if the Administrator deems such acceleration to be desirable.
Any exercisable Option may be exercised at any time up to the expiration or termination of the Option.  Exercisable Options may be exercised, in whole or in part and from time to time, by giving notice of exercise (in accordance with procedures established by the
Committee) to the Company (at its principal office) or to the Company’s delegate, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate exercise price for such shares (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph (4) below, payment may be made as soon as practicable after the exercise).  Only full shares shall be issued, and any fractional share which might otherwise be issuable upon exercise of an
Option shall be forfeited.
The Administrator shall determine from the following alternatives the methods by which the exercise price may be paid:
1.in cash or its equivalent;
2.in shares of Common Stock previously acquired by the Grantee (and the exercise price so paid shall be equal to the Fair
Market Value, as of the date of exercise, of the previously acquired shares);
3.by decreasing the number of shares for which the Option is exercisable on the date of exercise (in an amount equal to the exercise price to be paid under this method, divided by the Fair Market Value of a share of Common Stock on the date of exercise) (“net share settlement”);
4.by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount necessary to pay the exercise price of the
Option; or
5.in any combination of the above forms of payment.
To the extent an Award Agreement does not include one or more alternatives; the Administrator hereby specifically reserves the right to allow the Grantee to pay the exercise price using such alternative.  Unless otherwise provided in the Option, the exercise price of
Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of Common Stock of the Company that have been held for more than six months (or such period of time as is necessary to avoid a charge to earnings for financial accounting purposes).
Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e. the Common Stock is listed on any established stock exchange or a national market system), any exercise by a director or officer that involves or may involve a direct extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of 402(a) of the
Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.
e.ISO Annual Limit.  The aggregate Fair Market Value (determined as of the date the ISO is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (counting ISOs under this
Plan and under any other stock option plan of the Company or a parent or subsidiary corporation of the Company (as defined in
Code §424(e) and (f)) shall not exceed $100,000.  If an Option intended as an ISO is granted to an Employee and the Option may not be treated in whole or in part as an ISO pursuant to the $100,000 limit, the Option shall be treated as an ISO to the extent it may be so treated under the limit and as an NQSO as to the remainder.  For purposes of determining whether an ISO would cause the limitation to be exceeded, ISOs shall be taken into account in the order granted.
f.Termination of Service for a Reason Other Than Death or Disability.  If a Grantee’s Termination of Service occurs prior to the expiration date fixed for his or her Option for any reason other than death or disability, such Option may be exercised by the
Grantee at any time prior to the earlier of (i) the expiration date specified in the Award Agreement, or (ii) 90 days after the date of such Termination of Service in the case of an ISO or such longer period of time as may be determined by the Administrator in the case of an NQSO (unless the Award Agreement provides or is amended to provide a different expiration date in the case of such a Termination); provided that, if the Termination of Service is by the Company for Cause, all outstanding Options
(whether or not vested) shall immediately terminate and cease to be exercisable.  Such Option may be exercised to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of such Termination of Service, or to any greater extent permitted by the Administrator, and shall terminate on the date of such Termination of Service with respect to the remaining shares.
g.Disability.  If a Grantee becomes disabled (within the meaning of Code §22(e)(3)) prior to the expiration date fixed for his or her Option, and the Grantee’s Termination of Service occurs as a consequence of such disability, such Option may be exercised by the Grantee at any time prior to the earlier of (i) the expiration date specified in the Award Agreement, or (ii) one year after the date of such Termination of Service (unless the Award Agreement provides a different expiration date in the case of such a Termination).  Such Option may be exercised to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of such Termination of Service, or to any greater extent permitted by the Administrator, and
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shall terminate on the date of such Termination of Service with respect to the remaining shares.  In the event of the Grantee’s legal disability, such Option may be exercised by the Grantee’s legal representative.
h.Death.  If a Grantee’s Termination of Service occurs as a result of death prior to the expiration date fixed for his or her Option, or if the Grantee dies following his or her Termination of Service but prior to the expiration of the period determined under subsections (f) or (g) above (including any extension of such period provided in the Award Agreement), such Option may be exercised by the Grantee’s estate, personal representative, or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Grantee.  Such post-death exercise may occur at any time prior to the earlier of (i) the expiration date specified in the Award Agreement, or (ii) one year after the date of the Grantee’s death (unless the Award Agreement provides a different expiration date in the case of death).  Such Option may be exercised to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of his or her death, or to any greater extent permitted by the Administrator, and shall terminate on the date of the Optionee’s death with respect to the remaining shares.
i.Quiet Period.  Notwithstanding any provision of subsection (f), (g), or (h) to the contrary, if the last day on which a Grantee (or the Grantee’s legal representative, estate, personal representative or beneficiary) may exercise an Option under subsection (f),
(g), or (h) falls within a Quiet Period (as defined below), the period during which such individual may exercise the Option shall end 90 days after the date such Quiet Period ends;  provided, however, that this subsection (i) shall not extend the exercise period beyond the term of the Option (determined under subsection (c)) unless the Committee extends the period during which the Option may be exercised, and such period ends not more than 30 days after the exercise first would no longer violate applicable Federal, state, local or applicable foreign laws.  “Quiet Period” means a period in which the Grantee is prohibited from selling Common Stock under the Company’s insider trading policy.
j.More-Than-Ten-Percent Shareholder.  If, after applying the attribution rules of Code §424(d), the Grantee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (as defined in Code §424(e) and (f)) immediately before an ISO is granted to him or her, the exercise price for the ISO shall be not less than 110% of the Fair Market Value of the optioned shares of Common Stock on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five years from the date the ISO is granted.  The conditions set forth in this subsection shall not apply to NQSOs.
SECTION 7 - SARS
a.Nature of SARs.  A SAR entitles the Grantee to receive, with respect to each share of Common Stock as to which the SAR is exercised, the excess of the share’s Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted.  Such excess shall be paid in cash, shares of Common Stock, or a combination thereof, as determined by the
Administrator.  SARs may be granted alone (a “Freestanding SAR”) or in combination with an Option (a “Tandem SAR”).  Any
Tandem SAR that relates to an ISO shall be granted at the same time as the ISO to which it relates.
b.Exercise of SARs.  A SAR shall become exercisable in such installments, upon fulfillment of such conditions (such as performance-based requirements), or on such dates as the Administrator may specify in the Award Agreement; provided, however, that no SAR shall become exercisable, in whole or in part, prior to the one-year anniversary of the grant of the SAR, and provided that the Administrator may prescribe a shorter vesting period with respect to Awards covering up to 5% of the shares of Common Stock issuable under the Plan.  The Administrator may at any time accelerate the time at which all or any part of the SAR may be exercised.  Any exercise of a SAR must be made by giving notice to the Company (or its delegate) in accordance with procedures established by the Administrator.  Upon the exercise of a SAR, the number of shares of Common
Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the SAR has been exercised.  The number of shares of Common Stock for which a Tandem SAR shall be exercisable shall be reduced upon exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.
c.Exercise Price.  The exercise price of a Freestanding SAR shall be determined by the Committee, but shall not be less than
100% of the Fair Market Value of one share of Common Stock on the Grant Date of such SAR.  A Tandem SAR granted simultaneously with an ISO or simultaneously with or subsequent to the grant of an NQSO shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option;  provided, however, that a SAR, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the SAR and related Option exceeds the exercise price per share thereof, and no SAR may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7(a) are satisfied.
d.Term.  The term of each SAR shall be determined by the Administrator; provided, however, that the term of each SAR shall be not more than 10 years from the date of grant of the SAR.  Each SAR shall be subject to earlier termination as provided in subsection (e) below and in Section 13.
e.Termination of Service.  If a Grantee’s Termination of Service occurs prior to the expiration date fixed for his or her SAR,
Section 6(f), (g), (h) and (i) shall be applied to determine the extent to which, and the period during which, the SAR may be exercised.  For purposes of this Section 7(e), the term “SAR” shall replace the term “Option” in each place such term appears in Section 6(f), (g), (h) and (i).
SECTION 8 - RESTRICTED STOCK
a.General Requirements.  Restricted Stock may be issued or transferred for consideration or for no additional consideration, as determined by the Administrator.  At the time Restricted Stock is granted, the Administrator shall determine whether the
Restricted Stock is Performance Stock (where the lapse of restrictions is based on Performance Goals), or Restricted Stock that is not Performance Stock (where the lapse of restrictions is based on times and/or conditions determined by the
Committee).  In no event shall dividends be paid on an Award of Restricted Stock prior to the vesting of such Award.
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b.Shareholder Rights.  Each Grantee who receives Restricted Stock shall have all of the rights of a shareholder with respect to such shares, subject to the restrictions set forth in subsection (c), including the right to vote the shares and receive dividends and other distributions.  Any shares of Common Stock or other securities of the Company received by a Grantee with respect to a share of Restricted Stock, as a stock dividend, or in connection with a stock split or combination, share exchange or other recapitalization, shall have the same status and be subject to the same restrictions as such Restricted Stock.  Any cash dividends with respect to a Grantee’s Restricted Stock shall be paid to the Grantee at the same time as such dividends are paid to other shareholders;  provided, however, that cash dividends with respect to a share of Performance Stock shall not be paid unless and until the restrictions with respect to such share lapse as provided in Section 8(f)(3).  Unless the Administrator determines otherwise, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan and the Grantee has satisfied any federal, state and local tax withholding obligations applicable to such shares.
c.Restrictions.  Except as otherwise specifically provided in the Plan, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of, and if the Grantee incurs a Termination of Service for any reason, must be offered to the Company for purchase for the amount of cash (or cash equivalents) paid for the shares of Common Stock, or forfeited to the Company if no cash (or cash equivalent) was so paid.
d.Lapse of Restrictions.
1.In General.  Upon the lapse of all restrictions in accordance with this subsection (d) or Section 12, shares of Common
Stock shall cease to be Restricted Stock for purposes of the Plan.
2.Restricted Stock Other Than Performance Stock.  With respect to Restricted Stock that is not Performance Stock, the restrictions described in subsection (c) shall lapse at such time or times, and on such conditions (such as performance-
based requirements), as the Administrator may specify in the Award Agreement; provided, however, in no event shall the restrictions on Restricted Stock lapse prior to the one-year anniversary of the grant date of the Award, and provided that the Administrator may prescribe a shorter vesting period with respect to Awards covering up to 5% of the shares of
Common Stock issuable under the Plan. The Administrator may at any time accelerate the time at which the restrictions on all or any part of the shares of Restricted Stock (other than Performance Stock) will lapse.
3.Performance Stock.  With respect to Performance Stock, the restrictions described in subsection (c) shall lapse at the end of the applicable performance period if and to the extent the Performance Goals (established in accordance with Section
2(s)) have been achieved for such period; provided, however, in no event shall the restrictions on Performance Stock lapse prior to the one-year anniversary of the grant date of the Award, and provided that the Administrator may prescribe a shorter vesting period with respect to Awards covering up to 5% of the shares of Common Stock issuable under the Plan.  The
Committee shall certify the extent to which the Performance Goals are achieved and shall have the discretion to decrease
(but not increase) the extent to which such restrictions lapse on account of such achievement.  The restrictions described in subsection (c) shall also lapse (A) as provided in Section 12 or (B) if and to the extent determined by the Committee in the case of the Grantee's death or disability.  If the Grantee's Termination of Service occurs for any reason prior to the end of the performance period, the Grantee shall forfeit all Performance Stock granted with respect to such performance period except
(i) as provided in Section 12, (ii) as determined by the Committee in the case of the Grantee's death or disability, or (iii) the
Committee may provide that restrictions lapse with respect to a pro-rata portion of the number of shares of Performance
Stock for which the restrictions would have lapsed (based on actual performance) had the Grantee been employed on the last day of the performance period, under such circumstances as the Committee determines.
e.Notice of Tax Election.  Any Grantee making an election under Code §83(b) for the immediate recognition of income attributable to the award of Restricted Stock must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.
SECTION 9 - RSUs
a.Nature of RSUs.  An RSU entitles the Grantee to receive, with respect to each RSU that vests in accordance with subsection
(c) or Section 12, one share of Common Stock, cash equal to the Fair Market Value of a share of Common Stock on the date of vesting, or a combination thereof as determined by the Administrator and set forth in the Award Agreement.  If payment is made in shares of Common Stock, any fractional share shall be rounded to the nearest whole share.
b.Grant of RSUs.  At the time of grant, the Administrator shall determine (1) the number of RSUs subject to the Award, (2)
whether the RSU is a PSU (where vesting is based on Performance Goals), or an RSU that is not a PSU (where vesting is based on times and/or conditions determined by the Administrator), and (3) when such RSUs shall vest in accordance with subsection (c).  The Company shall establish a bookkeeping account in the Grantee’s name which reflects the number and type of RSUs standing to the credit of the Grantee.  A Grantee shall have no voting rights with respect to RSUs granted under the Plan.  The Committee may grant RSUs with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement.
c.Vesting.
1.RSUs Other Than PSUs.  With respect to RSUs that are not PSUs, the Administrator shall determine when such RSUs shall vest and any conditions (such as continued employment or performance measures) that must be met in order for such RSUs to vest at the end of the applicable restriction period; provided, however, that no RSU shall vest, in whole or in part, prior to the one-year anniversary of the grant date  of the Award, and provided that the Administrator may prescribe a shorter vesting period with respect to Awards covering up to 5% of the shares of Common Stock issuable under the Plan.
The Administrator may at any time accelerate the time at which RSUs (other than PSUs) shall vest.
2.PSUs.  PSUs shall vest at the end of the applicable performance period, if and to the extent the Performance Goals
(established in accordance with Section 2(y)) have been achieved for such period; provided, however, that no PSU shall vest, in whole or in part, prior to the one-year anniversary of the grant date of the Award, and provided that the
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Administrator may prescribe a shorter vesting period with respect to Awards covering up to 5% of the shares of Common
Stock issuable under the Plan.  The Committee shall certify the extent to which the Performance Goals are achieved and shall the have the discretion to decrease (but not increase) the extent to which PSUs vest on account of such achievement.  PSUs shall also vest (A) as provided in Section 12 or (B) if and to the extent determined by the Committee in the case of the Grantee's death or disability.  If the Grantee's Termination of Service occurs for any reason prior to the end of the performance period, except as otherwise provided in the Grantee's Award Agreement, the Grantee shall forfeit all PSUs granted with respect to such performance period except (i) as provided in Section 12, (ii) as determined by the
Committee in the case of the Grantee's death or disability, or (iii) the Committee may provide for vesting of a pro-rata portion of the PSUs that would have vested (based on actual performance) had the Grantee been employed on the last day of the performance period, under such circumstances as the Committee determines.
3.Payment.  Except as otherwise provided in an Award Agreement, upon the vesting of an RSU in accordance with this subsection (c) or Section 12, payment in Common Stock or cash (as applicable), shall be made in the Short-Term Deferral
Period; provided, however, that a Change in Control (as defined in Section 12) shall not accelerate the payment date of an
RSU that is subject to Code §409A unless such Change in Control is also a “change in control event” as defined in regulations under Code §409A.
d.Dividend Equivalents.  At the discretion of the Committee, each RSU may be credited with cash or stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”); provided, however, that dividend equivalents granted in connection with RSUs shall be payable only if and to the extent the underlying RSUs become vested.  Dividend
Equivalents will be deemed re-invested in additional RSUs based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.
SECTION 10 - AWARD AGREEMENTS
Awards granted under the Plan shall be evidenced by Award Agreements in such form as the Administrator shall from time to time approve which need not be identical and shall include such provisions as the Administrator shall deem advisable that are not inconsistent with the provisions of the Plan, Code §409A and, for ISOs, Code §422(b), including, without limitation, terms providing for acceleration of the exercisability or vesting of Awards in the event of a Change in Control or conditions regarding the Grantee’s employment or service, as determined by the Administrator in accordance with the Plan.  Award Agreements shall require the forfeiture or payment of gains to the Company (i.e., a clawback) in the event the Grantee’s intentional misconduct or fraud causes or partially causes the Company to restate all or a portion of its financial statements, and for such other reasons as may be set forth in the Grantee's Award Agreement, such as deductions and clawbacks required by law, government regulation or stock exchange listing requirements.  Each Grantee shall enter into, and be bound by, an Award Agreement as soon as practicable after the grant of an Award.
SECTION 11 - ADJUSTMENT IN CASE OF CHANGES IN COMMON STOCK
The following shall be adjusted to reflect any stock dividend, stock split, reverse stock split, spin-off, distribution, recapitalization, extraordinary dividend, share combination or reclassification, or similar change in the capitalization of the Company:
a.The maximum number and type of shares under the limits set forth in Section 4; and
b.The number and type of shares issuable upon exercise, vesting or payment of outstanding Options, SARs and RSUs (as well as the exercise price per share under outstanding Options and the Fair Market Value of a share on the date an outstanding
SAR was granted);  provided, however, that (i) no such adjustment shall be made to an outstanding ISO if such adjustment would constitute a modification under Code §424(h), unless the Grantee consents to such adjustment, and (ii) no such adjustment shall be made to an outstanding Option or SAR if such adjustment would cause the Option or SAR to be subject to
Code §409A.  Such adjustments shall be made by the Committee to appropriately and equitably reflect any such change or transaction, so that the holder of an outstanding Option, SAR, or RSU is in the same economic position before and after the change or transaction.  For purposes of this Section 11, shares underlying Restricted Stock Awards still subject to restriction under Section 8(c) shall be treated in the same manner as issued shares of Common Stock not subject to restriction.
SECTION 12 - CHANGE IN CONTROL
a.Full Vesting.  Notwithstanding any other provision of this Plan, each outstanding Award shall become fully vested and, for awards that may be exercised, exercisable, upon a Change in Control unless the Award Agreement evidencing the Award provides otherwise; provided, however, that this Section 12 shall not increase the extent to which an Award is vested or exercisable if the Grantee’s Termination of Service occurs prior to the Change in Control.
b.Definitions.  A “Change in Control” shall mean:
1.Any person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions) (other than (A) the Company, or (B) any employee benefit plan of the Company or any Trustee of or fiduciary with respect to any such plan when acting in such capacity), alone or together with its affiliates and associates, and other than in a merger or consolidation of the type referred to in subsection (2) below, has acquired or obtained the right to acquire the beneficial ownership of 50% or more of the shares then outstanding;
2.The consummation of a merger, consolidation or similar transaction involving the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior to such consummation do not beneficially own (within the meaning of Rule 13d-3 of the Exchange Act or comparable successor rules), directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined voting power of the surviving entity in such merger, consolidation or similar transaction, or (B) outstanding voting securities representing more than 50% of the combined voting power of the parent of the surviving entity in such merger, consolidation or similar transaction;
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3.The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any person that is not a subsidiary of the Company;
4.A majority of the members of the Board are replaced during any 12-month period by Board members whose appointment or election is not endorsed by a majority of the members before the date of appointment or election.
5.An underwritten public offering under the Securities Act of the Common Stock, where such stock is listed or quoted on a national securities exchange, shall not be treated as a Change in Control under the Plan.
SECTION 13 - CERTAIN CORPORATE TRANSACTIONS
In the event of a corporate transaction (such as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), the surviving or successor corporation shall assume each outstanding Award or substitute a new award of the same type for each outstanding Award; provided, however, that, in the event of a proposed corporate transaction, the
Committee may terminate all or a portion of the outstanding Awards, effective upon the closing of the corporate transaction, if it determines that such termination is in the best interests of the Company.  If the Committee so decides to terminate outstanding
Options and SARs, the Committee shall give each Grantee holding an Option or SAR to be terminated not fewer than seven days’
notice prior to any such termination, and any Option or SAR which is to be so terminated may be exercised (if and only to the extent that it is then exercisable under the terms of the Award Agreement and Section 12) up to and including the date immediately preceding such termination at any time prior to such termination.  Further, as provided in Sections 6(d), 7(b), 8(d)(2) and 9(c)(1), the
Administrator may, in whole or in part, accelerate the date on which any or all Awards become exercisable or vested (to the extent such Award is not fully exercisable or vested pursuant to the Award Agreement or Section 12).
The Committee also may, in its discretion, change the terms of any outstanding Award to reflect any such corporate transaction, provided that (i) in the case of ISOs, such change would not constitute a “modification” under Code §424(h), unless the Grantee consents to the change, and (ii) no such adjustment shall be made to an outstanding Option or SAR if such adjustment would cause the Option or SAR to be subject to Code §409A.
SECTION 14 - AMENDMENT OF THE PLAN AND OUTSTANDING AWARDS
The Board, pursuant to resolution, may amend or suspend the Plan, and, except as provided below, the Administrator may amend an outstanding Award in any respect whatsoever and at any time; provided, however, that the following amendments shall require the approval of shareholders, as applicable:
a.a change in the class of employees eligible to participate in the Plan with respect to ISOs;
b.except as permitted under Section 11, an increase in the maximum number of shares of Common Stock with respect to which
ISOs may be granted under the Plan;
c.a modification of the material terms of the “performance goal,” within the meaning of Treas. Reg. § 1.162-27(e)(4)(vi) or any successor thereto (to the extent compliance with Code §162(m) is desired); and
d.any amendment for which shareholder approval is required under the rules of the exchange or market on which the Common
Stock is listed or traded.
e.Except as permitted under Section 12 or Section 13, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other Awards or
Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without the approval of shareholders.  Except as provided in Section 13 or as deemed necessary or advisable to avoid the additional tax under Code
§409A, no amendment or suspension of an outstanding Award shall (i) adversely affect the rights of the Grantee or cause the modification (within the meaning of Code §424(h)) of an ISO, without the consent of the Grantee affected thereby, or (ii) cause the Option or SAR to be subject to Code §409A.
SECTION 15 - TERMINATION OF PLAN; CESSATION OF ISO GRANTS
The Board, pursuant to resolution, may terminate the Plan at any time and for any reason.  No ISOs shall be granted hereunder after the 10-year anniversary of the Effective Date of the Plan, as amended and restated.  Nothing contained in this Section, however, shall terminate or affect the continued existence of rights created under Awards granted hereunder which are outstanding on the date the Plan is terminated and which by their terms extend beyond such date.
SECTION 16 - EFFECTIVE DATE; SHAREHOLDER APPROVAL
The Plan was originally adopted by the Board effective December 10, 2014, and was approved by the shareholders of the Company within 12 months of such Board adoption, with additional amendments and restatements effective June 14, 2016, June 13, 2018, and June 1, 2022. The Plan was subsequently amended and restated effective May 30, 2024, and the 2024 amendment and restatement was approved by the shareholders of the Company on May 30, 2024 (the "Effective Date").
SECTION 17 - MISCELLANEOUS
a.Rights.  Neither the adoption of the Plan nor any action of the Board or the Administrator shall be deemed to give any individual any right to be granted an Award, or any other right hereunder, unless and until the Administrator shall have granted such individual an Award, and then his or her rights shall be only such as are provided in the Award Agreement.
Notwithstanding any provisions of the Plan or the Award Agreement (i) with an Employee, the Company and any Related
Corporation shall have the right, in its discretion but subject to any employment contract entered into with the Employee, to
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retire the Employee at any time pursuant to its retirement rules or otherwise to terminate his or her employment at any time for any reason whatsoever, or for no reason and (ii) to terminate the service of any director pursuant to the by-laws of the
Company, and any applicable provisions of corporate law in which the Company is incorporated, as the case may be.  A
Grantee shall have no rights as a shareholder with respect to any shares covered by his or her Award until the issuance of a stock certificate to (or book entry for) him or her for such shares, except as otherwise provided under Section 8(b) (regarding
Restricted Stock).
b.Indemnification of Board and Committee.  Without limiting any other rights of indemnification which they may have from the
Company and any affiliate of the Company, the Administrator, the members of the Board and the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof
(provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part.  Upon the making or institution of any such claim, action, suit, or proceeding, the Administrator or the Board or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before the Administrator, or the Board or Committee member undertakes to handle it on his or her own behalf.  The provisions of this Section shall not give the Administrator or the members of the Board or the Committee greater rights than they would have under the Company’s by-laws or Delaware law.
c.Transferability; Registration.  No ISO, Restricted Stock or RSU shall be assignable or transferable by the Grantee other than by will or by the laws of descent and distribution.  During the lifetime of the Grantee, an ISO shall be exercisable only by the
Grantee or, in the event of the Grantee’s legal disability, by the Grantee’s guardian or legal representative.  Such limits on assignment, transfer and exercise shall also apply to NQSOs and SARs except to the extent the Grantee’s Award Agreement permits transfers for no consideration to one or more family members (as such term is defined in the instructions to Form S-8
Registration Statement under the Securities Act of 1933).  If the Grantee so requests at the time of exercise of an Option or an
SAR, or at the time of grant of Restricted Stock or vesting of an RSU, the certificate(s) shall be registered in the name of the
Grantee and the Grantee’s spouse jointly, with right of survivorship.  Except as provided in this subsection (c), no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge or encumbrance and any attempt to do so shall be void.
d.Deferrals.  The Committee may permit or require Grantees to defer receipt of any Common Stock issuable upon the lapse of the restriction period applicable to Restricted Stock or RSUs, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Common Stock equivalents.  In no event, however, shall such deferrals be permitted unless the Grantee’s Award
Agreement specifically permits deferrals under this subsection.
e.Listing and Registration of Shares.  Each Award shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares of Common Stock covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase of shares of
Common Stock thereunder, or that action by the Company, its shareholders, or the Grantee should be taken in order to obtain an exemption from any such requirement or to continue any such listing, registration, or qualification, no such Award may be exercised, in whole or in part, and no Restricted Stock or RSU may be awarded, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the
Committee.  Without limiting the generality of the foregoing, each Grantee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that such person is an eligible purchaser under applicable securities laws, and that the shares purchased or granted pursuant to the Award shall be for investment purposes and not with a view to distribution; certificates representing such shares may be legended accordingly.
f.Withholding and Use of Shares to Satisfy Tax Obligations.  The obligation of the Company to deliver shares of Common
Stock or cash upon the exercise of any Award or upon the vesting of Restricted Stock or RSUs shall be subject to applicable federal, state, and local tax withholding requirements.  If the exercise of any Award or the vesting of Restricted Stock or RSUs is subject to the withholding requirements of applicable federal, state or local tax law, the Administrator may permit or require the Grantee to satisfy the federal, state and/or local withholding tax, in whole or in part, by electing to have the Company withhold shares of Common Stock (or by returning previously acquired shares of Common Stock to the Company); provided, however, that the Company may limit the number of shares withheld to satisfy the tax withholding requirements with respect to any Award to the extent necessary to avoid adverse accounting consequences.  Shares of Common Stock shall be valued, for purposes of this subsection, at their Fair Market Value (determined as of the date(s) such shares are withheld to satisfy the applicable withholding requirements).  The Committee shall adopt such withholding rules as it deems necessary to carry out the provisions of this subsection.
g.Acquisitions.  Notwithstanding any other provision of this Plan, Awards may be granted hereunder in substitution for awards held by employees, consultants or directors of other entities who are about to, or have, become Employees, Consultants or
Non-Employee Directors as a result of a merger, consolidation, acquisition of assets or similar transaction by the Company or
Related Corporation.  The terms of the substitute Awards so granted may vary from the terms set forth in this Plan to such extent the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted; provided, however, that no substitute Award shall be granted which will subject the Award to Code
§409A (if it previously was not subject to Code §409A).
h.Application of Funds.  Any cash received in payment for shares pursuant to an Award shall be added to the general funds of the Company.  Any Common Stock received in payment for shares shall become treasury stock.
i.No Obligation to Exercise Award.  The granting of an Award shall impose no obligation upon a Grantee to exercise such Award.
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j.Governing Law.  The Plan shall be governed by the applicable Code provisions to the maximum extent possible.  Otherwise, the laws of Delaware (without reference to principles of conflicts of laws) shall govern the operation of, and the rights of
Grantees under, the Plan, and Awards granted thereunder.
k.Unfunded Plan.  The Plan, insofar as it provides for Awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan.  Any liability of the Company to any person with respect to any Award under this Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan, and shall be a general unsecured obligation of the Company.  No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.
l.Successors and Heirs.  The Plan, Award Agreements and any properly executed election or designation under the Plan shall be binding upon (i) the Company and its successors (including any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all or the business and assets of the Company), and
(ii) the Grantee and the Grantee’s heirs, legal representatives and beneficiaries.
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workiva®

2900 University Blvd.
Ames, IA 50010

888-275-3125

workiva.com

Copyright Information
Copyright ©2024, Workiva Inc. All rights reserved. Workiva and workiva.com are registered trademarks of Workiva Inc.
Workiva owns other registered and unregistered trademarks. Other names used herein may be trademarks of their respective owners.

Workiva VOTE

YOUR VOTE IS IMPORTANT
The meeting will be held on May 30, 2024 at 9:00 a.m. (Central Time). All votes must be received by 11:59 p.m. (Eastern Time) on May 29, 2024.

SCAN
the QR code or visit envisionreports.com/WK to vote your shares

CALL
1-800-652-VOTE (8683) within the USA, US territories and CA

2024 ANNUAL MEETING – PROXY CARD

Attend the meeting on May 30, 2024 at 9:00 a.m. (Central Time), virtually at meetnow.global/M7SSHK9.

↓ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ↓

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR ALL THE NOMINEES LISTED:

1. Election of Directors:

	For	Withhold		For	Withhold
01 - Robert H. Herz	☐	☐	02 - David S. Mulcahy	☐	☐

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THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSALS 2, 3 AND 4:

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO COUNT; PLEASE DATE AND SIGN BELOW.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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1 U P X

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03Y4UC

ATTEND

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To access the virtual meeting, you must have the login details in the white circle located on the reverse side.

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To receive meeting materials by email, enroll at envisionreports.com/WK.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: envisionreports.com/WK

↓ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ↓

workiva

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2024 ANNUAL MEETING – PROXY CARD

Notice of 2024 Annual Meeting of Stockholders
Proxy Solicited by Board of Directors for Annual Meeting — May 30, 2024

The undersigned stockholder of Workiva Inc. ("Workiva") hereby appoints Julie Iskow and Brandon E. Ziegler, or either of them, to act as Proxies with full power of substitution at the Annual Meeting of Stockholders of Workiva to be held virtually on May 30, 2024, with authority to vote as directed by this proxy card at the meeting, or at any postponement or adjournment thereof, all shares of Workiva common stock registered in the name of the undersigned stockholder.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3 and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

NON-VOTING ITEMS

Change of Address — Please print new address below.

Comments — Please print your comments below.

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